================================================================================

      SALOMON BROTHERS                                Annual

            Investment Series                         Report

                                                      1997

                                                      DECEMBER 31, 1997

================================================================================

                                                      o   ASIA GROWTH FUND

                                                      o   CAPITAL FUND

            [GRAPHIC OMITTED]                         o   INVESTORS FUND

                                                      o   TOTAL RETURN FUND

                                                      o   HIGH YIELD BOND FUND

                                                      o   STRATEGIC BOND FUND

                                                      o   U.S. GOVERNMENT INCOME

                                                          FUND

                                                      o   NATIONAL INTERMEDIATE

                                                          MUNICIPAL FUND

                                                      o   NEW YORK MUNICIPAL

                                                          MONEY MARKET FUND

                                                      o   CASH MANAGEMENT FUND

[GRAPHIC OMITTED]

                     THE SALOMON BROTHERS INVESTMENT SERIES

                               Our Message to You

DEAR SHAREHOLDERS:

The year 1997 was characterized by a spectacular 33.36% rise in the S&P 500 and the near-perfect combination of strong economic growth and benign inflation readings in the United States. However, the truly global nature of financial markets was starkly revealed when a sharp depreciation in Southeast Asian currencies sparked a series of sell-offs that reverberated around the world.

ECONOMIC AND MARKET TRENDS

U.S. economic conditions were extremely supportive of the financial markets in 1997. The combination of moderate growth with low inflation and unemployment propelled domestic stocks to new highs, and fixed-income securities benefited as interest rates fell in the second half of the year. The Federal Reserve's decision to hold rates steady since its 25 basis point hike in March comforted the markets, as did the notion that the Asian crisis would provide enough of a dampening effect on the U.S. economy that growth would moderate to sustainable levels. Upward pressures on wages appeared to stall in the spring; global commodity prices traded sideways; and the U.S. budget deficit continued to dwindle. Against this backdrop of quiescent inflation, financial assets thrived.

The domestic equity market continued to be the greatest beneficiary of the U.S. economic environment. Following spectacular gains of 38% and 23%, respectively, in 1995 and 1996, the S&P 500 continued its climb with a surge of 33.36% for 1997. The majority of these returns came in the first half of 1997 due to the near perfect economic scenario. The markets became more volatile in the second half of the year. A 550 point drop in the S&P 500 on October 10th and fluctuating conditions in the fourth quarter, due primarily to concerns about Asian markets, were among the highlights of this more volatile time period.

The Asian equity markets plummeted during 1997. A rapid and massive build up of external debt coupled with sharply decelerating export growth in the region were the primary factors bringing about the financial crisis. As a result, currencies of many of the countries in this region fell in value by more than 50% and some stock markets fell to levels they had not seen since the beginning of the decade. While the economies and markets of some countries like Hong Kong were less influenced than others, a domino effect occurred spreading the crisis across the entire region.

The fixed income markets responded to the same events as the equity markets. Moderate economic growth and low levels of inflation helped the U.S. fixed income market achieve a 9.62% return as measured by the Salomon Brothers Broad Investment-Grade Bond Index. These positive results were shared by the domestic high yield and municipal bond markets.

The high yield market had a record number of new issues and experienced improving credit quality keeping defaults at historically low levels. The market responded well in this environment with returns of 13.19% as measured by the Salomon Brothers High-Yield Market Index. Municipal bonds also experienced solid performance with a return of 7.26% for the weighted average of the Lehman Brothers 1-10 year Municipal Bond Indexes. The domestic municipal market issued a record amount of new debt and also refinanced older outstanding higher interest rate debt.

Emerging debt markets benefited from favorable conditions for most of 1997 as well. The fourth quarter brought an abrupt change as the Asian financial crisis led to a global market sell-off. The instability in this market caused yield spreads versus Treasuries to widen dramatically during the quarter.

ASSET MANAGEMENT FIRST

Salomon Brothers Asset Management enjoyed the positive results in the financial markets and the fund family continued to post solid returns. At year end, seven of our funds' Class A shares were ranked in the top quartile for their performance since inception when compared to their peers in their respective Lipper categories.(+) The eighth fund was ranked in the second quartile. These results are the product of our continued commitment to "asset management first".

INDUSTRY RECOGNITION

Salomon Brothers Asset Management received the #1 ranking for general opinion from Dalbar, Inc, an industry analytics firm. We also ranked #2 for client service and overall operations support. These results are part of an extensive survey of more than 3,000 financial professionals to determine how mutual fund companies are viewed by those who sell their products. We will continue to work hard to perform at the highest level.

WEB SITE LAUNCH

The launch of our web site at www.sbam.com was another major step towards fulfilling your needs. The site contains information on the Salomon Brothers Investment Series including daily prices, monthly performance updates and Lipper rankings. We have also implemented account inquiry capability so you can access your most recent account balances on the world wide web. Please visit the site and take advantage of these features.

TRAVELERS - SALOMON MERGER UPDATE

On November 28, 1997, the merger between the Travelers Group and Salomon Inc was completed. The resulting organization, Salomon Smith Barney, creates one of the most profitable, diversified financial services companies in the world -- with equity capital of $9 billion. We believe this new firm's combined resources are poised to effectively compete in today's global environment.

Due to the unique positioning and success of Salomon Brothers Asset Management within the institutional and retail investment community, Travelers Group decided to keep SBAM as a separate and distinct mutual fund complex. As such, the same management team, investment professionals, service and sales support will continue to service your account.

OUTLOOK

As we move into 1998, the effects of the turmoil in Asia are likely to continue. Large, multinational companies with sizable currency and business exposure will be vulnerable, and thus the outlook for corporate earnings, while still positive, is more cautious. The U.S. economy, in our view, will post slow to moderate growth in GDP, reflecting the weakness in Asia, the strength of the dollar, and the reduced competitiveness of U.S. exports in world markets. This confluence of factors will serve to curb U.S. economic growth without any move from the Federal Reserve.

At current levels, stock valuations are extremely high. As of December 31, the S&P 500 was trading at 23 times estimated trailing earnings and at 18 times 12 months forward earnings -- a relatively high historical level of its earning multiples. Lofty valuations in the U.S. market coupled with the uncertainty in Asia, as the region attempts to stabilize, lend a degree of uncertainty to what is an otherwise benign economic environment for 1998. Remember the importance of diversification and the value of guidance from your financial advisor as you create a strategy that will fit your financial needs in the coming year.

We appreciate your investment with the Salomon Brothers Investment Series, and we look forward to serving you in the future.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

[GRAPHIC OMITTED]

                              THE SALOMON BROTHERS

                                Asia Growth Fund

INVESTMENT OBJECTIVE

Long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests at least 65% of total assets in the equity and equity-related securities of companies located in developing nations of the Pacific Rim (ex-Japan). Areas considered for investment include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. In seeking to capture high long-term returns with volatility in line with or lower than that experienced in the Asian markets, the Fund will allocate assets among countries and industries believed most likely to benefit from regional economic trends.

PERFORMANCE

The Asia Growth Fund (Class A shares) returned -25.55% in 1997. This compares favorably with a return of -40.30% for the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI AC Asia Free Ex-Japan"), and -35.52% for the Lipper Pacific Ex-Japan Funds.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Giampaolo G. Guarnieri, Director and Head of Salomon Brothers Asset Management Asia Pacific Limited (SBAM AP), has 12 years of investment industry experience. SBAM AP is an affiliate of Salomon Brothers Asset Management Inc and serves as a sub-advisor to the Fund. Mr. Guarnieri is primarily responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

MARKET REVIEW

Apart from Hong Kong and Taiwan, virtually all Asian markets fell back to their 1989-1990 levels and their currencies fell in value by more than 50% in some cases. The antecedents of the Asian financial crisis are explained by a rapid and massive build up of external debt coupled with sharply decelerating export growth in the region. Although Hong Kong and China were generally spared from a massive devaluation of their currencies, a stronger relative exchange rate in both countries contributed to slowing domestic demand and deflationary pressures. The Hong Kong economy was adversely affected by a huge asset bubble in the property sector before the government handover with property prices up 60% between September 1996 and December 1997, and rental yields falling below 5%. With interest rate increases required to defend the currency peg and bring capital values lower, Hong Kong's financial assets fell and created a significant negative wealth effect on private consumption. In this environment, we do not expect Hong Kong's GDP to grow over 5% until the peg and labor costs have adjusted.

HIGHLIGHTS

In response to the Asian crisis, a number of forecasters have pared their 1998 forecast of global GDP growth to more realistic levels of around 3%. We believe that the impact of the Asian crisis on world economic growth should not be exaggerated in that Pan-Asian intra-regional trade tends to represent less than 2% of the world GDP. Although non-Japan Asia GDP represents around 20% of world GDP, its share of world trade is less than 10%. Global financial flows will be impacted by the magnitude of current account surpluses that could materialize in key Asian countries in 1998 and 1999, such as Korea, Thailand and Malaysia which have started to generate positive external balances.

OUTLOOK

What the Asian financial markets signaled regarding economic activity in 1996 and 1997 has become a reality in 1998. There is a slowdown in economic growth in Asian economies. The banking systems and property markets (the principal collateral of Asia's credit system) are the most affected sectors. Domestic demand, investment spending and consumption growth are all likely to fall to zero and private-sector capital formation is unlikely to lead to economic growth. Weak domestic demand on the back of high interest rates means that the way to recovery for Asian ex-Japan economies rests on their ability to generate large and steady current account surpluses. Thailand and Korea have started to generate current account surpluses and we expect this trend to continue. Positive external balances in South Asia and Korea could help currencies to stabilize and even appreciate, and set the scene for possible reduction in interest rates at the end of the year or early 1999. We expect equity markets in Asia to start discounting such developments in 1998.

In conclusion, trade and current account surpluses will help to solve the current liquidity crunch and lift oversold exchange rates. We believe that it is now time to engineer strategic asset allocation changes and slowly rebuild exposure to selected South Asian markets. We believe these markets will fair better than Hong Kong which should have reduced or stable importance in regional indices.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
ASIA GROWTH FUND -- CLASS A, B, C, and O SHARES

Comparison of $10,000 Investment in the Fund with MSCI AC Asia Free Ex-Japan
Index
--------------------------------------------------------------------------------
                                                                         MSCI AC
                                                                       Asia Free
Asia Growth            Class A     Class B     Class C     Class O      ex-Japan
-----------            -------     -------     -------     -------      --------
5/6/96                    9525       10000       10000       10000         10000
6/96                  9286.875        9740        9740        9750       9740.67
9/96                    9220.2        9650        9650        9690       9454.13
12/96                10018.205     10465.1     10464.3     10531.4       9678.26
3/97                 10200.513    10641.62    10643.21    10736.11       9400.62
6/97                 11865.699    12358.01    12361.54     12497.5      10032.73
9/97                  10260.34    10662.42    10664.04     10809.5       8285.71
12/97                 7458.439     7367.36     7748.09     7863.36       5777.96
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                      Net Asset Value*            Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (5/6/96)     -13.70%                     -16.20%
1 year                       -25.55%                     -29.06%
--------------------------------------------------------------------------------
Class B                      Return If Not Redeemed*     Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (5/6/96)     -14.31%                     -16.81%
1 year                       -26.05%                     -29.65%
--------------------------------------------------------------------------------
Class C                      Return If Not Redeemed*     Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (5/6/96)     -14.25%                     -14.25%
1 year                       -25.96%                     -26.68%
--------------------------------------------------------------------------------
Class O                      Return If Not Redeemed*     Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (5/6/96)     -13.48%                     -13.48%
1 year                       -25.33%                     -25.33%
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
December 31, 1997

   [The following table was depicted as a pie chart in the printed material.]

Convertible Securities              2%
Corporate Bond                      2%
Cash/Cash Equivalents               5%
Common Stocks                      91%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Breakdown by Country
--------------------------------------------------------------------------------

Hong Kong                   46.5%
---------------------------------
Singapore                   10.2%
---------------------------------
Taiwan                       9.3%
---------------------------------
Malaysia                     9.1%
---------------------------------
China                        7.7%
---------------------------------
India                        7.6%
---------------------------------
Thailand                     4.8%
---------------------------------
Indonesia                    2.2%
---------------------------------
Philippines                  2.1%
---------------------------------
Korea                        0.3%
---------------------------------
Sri Lanka                    0.2%
=================================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Lipper Category: Pacific Ex-Japan Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
-25.55%               -35.52%                  1st Quartile
                                               Top 16%
                                               #11 of 73 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
-26.05%                                        1st Quartile
                                               Top 18%
                                               #13
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
-25.96%                                        1st Quartile
                                               Top 17%
                                               #12
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
-25.33%                                        1st Quartile
                                               Top 14%
                                               #10
================================================================================

See pages 24 and 25 for all footnotes.

[GRAPHIC OMITTED]

                              THE SALOMON BROTHERS

                                  Capital Fund

INVESTMENT OBJECTIVE

Capital appreciation through investments primarily in common stocks or securities convertible into common stock.

INVESTMENT STRATEGY

The Capital Fund seeks to achieve its investment objective through investments in securities which are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues. The Fund will not invest more than 25% of its assets in any particular industry.

PERFORMANCE

The Capital Fund (Class A shares) returned 26.41% in 1997. This compares with a return of 31.78% for the Russell 3000, 33.36% for the S&P 500 and 20.36% for the Lipper Capital Appreciation Average.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Ross Margolies, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

MARKET REVIEW

The U.S. equity market posted sizable gains in 1997 for the third consecutive year, but the second half was marked by intensified volatility resulting from the crisis in Asia. During the first half of 1997, stocks enjoyed a period of strong appreciation, buoyed by near-perfect economic conditions in the United
States: inflation readings were extremely benign, and economic growth remained solid. In the fourth quarter the turmoil in Asian markets spread to the United States. It dampened the performance of equities and cast a pall over prospects for corporate earnings. In this environment, declining interest rates nudged equity valuations higher, equities were "commoditized", and the largest stocks benefited due to their perceived safety and liquidity. The Capital Fund -- which uses a bottom-up approach to stock selection -- maintained its strategy of owning attractive stocks in all categories. Despite positive fundamentals, many of our best stocks did not do well towards the end of the year.

HIGHLIGHTS

The performance of the Capital Fund in 1997 largely reflects our strategy of weighing risk and potential reward as well as our focus on a diversified all capitalization ("cap") investment strategy. While the Fund underperformed indices that are weighted to the largest companies, it outperformed smaller capitalization indices and had strong outperformance and much lower volatility compared to the Capital Fund's peer group. The Fund's performance was adversely affected by several positions during the last four months of the year, particularly in the healthcare (Aetna, Pacificare, and Vencor) and technology areas (Cabletron Systems, Seagate Technology). Although these technology stocks did not perform well in the fourth quarter, we feel they have attractive prospects for the next 12-18 months. The Fund benefited from several positions in different size categories holding Plantronics (small cap); Tosco (mid-cap) and Costco (large cap).

OUTLOOK

The outlook for corporate earnings remains positive for the long term, but is likely to be muted by global developments in the near term. Financial results of large multinational companies will no doubt come under pressure as a result of their foreign currency and business exposure. The effect will be greater on the smaller companies that do business in Asia.

The near-term outlook for equities is mixed. We expect to raise our weighting of technology stocks in the Fund, and expect an opportunity to increase our holdings in the energy sector towards the end of the winter heating season. For 1998, we expect technology to recover, a trading range for energy/oil service stocks, and continued steady performance from consumer stocks such as retailers and auto parts suppliers. We will be watching the tobacco stocks carefully as the prospects for a settlement with the government may create investment opportunities.

   [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
CAPITAL FUND - CLASS A, B and C SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 and Russell 3000
--------------------------------------------------------------------------------
                  Class A       Class B     Class C      S&P 500    Russell 3000
                  -------       -------     -------      -------    ------------
11/1/96              9525        10000        10000        10000           10000
12/96           10261.648     10762.72     10768.14     10542.93           10577
3/97            10347.076     10841.35     10852.28     10825.25           10668
6/97            11725.984     12264.79     12275.71     12715.12           12455
9/97            13241.731     13826.17     13837.07     13667.52           13618
12/97           12972.245     13040.98     13524.36      14509.9           13938
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

   [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
CAPITAL FUND - CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 and Russell 3000
--------------------------------------------------------------------------------
                          Class O         S&P 500    Russell 3000
                          -------         -------    ------------
12/87                       10000           10000           10000
12/88                     9542.24           11661           11782
12/89                    13334.68           15356           15237
12/90                    12126.21           14879           14466
12/91                    16180.87           19412           19335
12/92                    16943.27           20891           21206
12/93                    19851.71           22997           23512
12/94                    17041.09           23300           23554
12/95                     22985.8           32058           32223
12/96                    30648.81           39416           39254
12/97                    38849.82           52567           51730
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

The graphs above depict the performance of the Capital Fund versus the S&P 500 Stock Index and the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparisons are shown for illustrative purposes only.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (11/1/96)   30.21%                    24.89%
1 year                      26.41%                    20.42%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (11/1/96)   29.40%                    25.48%
1 year                      25.61%                    20.61%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (11/1/96)   29.44%                    29.44%
1 year                      25.60%                    24.60%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
10 year                     14.54%                    14.54%
5 year                      18.05%                    18.05%
1 year                      26.76%                    26.76%
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
December 31, 1997

   [The following table was depicted as a pie chart in the printed material.]

Cash/Cash Equivalents         9%

Common & Preferred Stocks    91%

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Top Holdings
--------------------------------------------------------------------------------
Plantronics
--------------------------------------------------------------------------------
Viacom
--------------------------------------------------------------------------------
Hormel Foods
--------------------------------------------------------------------------------
SmithKline Beecham
--------------------------------------------------------------------------------
Sears, Roebuck
================================================================================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Capital Fund
--------------------------------------------------------------------------------
Lipper Category: Capital Appreciation Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
26.41%                20.36%                   2nd Quartile
                                               Top 35%
                                               #79 of 231 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
25.61%                                         2nd Quartile
                                               Top 39%
                                               #89
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
25.60%                                         2nd Quartile
                                               Top 39%
                                               #90
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
26.76%                                         2nd Quartile
                                               Top 32%
                                               #73
================================================================================

See pages 24 and 25 for all footnotes.

[GRAPHIC OMITTED]

                              THE SALOMON BROTHERS

                                 Investors Fund

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGY

The Investors Fund invests primarily in common stocks listed on the New York Stock Exchange and other U.S. exchanges. The portfolio managers generally favor large capitalization stocks representing well-known companies with good growth potential at a reasonable price.

PERFORMANCE

The Investors Fund (Class A shares) posted a strong nominal return of 26.19% for 1997, but underperformed the S&P 500, which returned 33.36%, and the Lipper Growth & Income Average, which returned 27.14%. The longer term performance of the fund remained solid as evidenced by its five star Morningstar rating.(1)

MARKET REVIEW

Equity investors were rewarded in 1997 with outstanding returns for the third consecutive year. Indeed, the near-perfect combination of moderate U.S. economic growth with low inflation, declining interest rates and another year of better-than-expected earnings growth propelled the market to new highs. Even fourth quarter returns were positive, despite the Asian turmoil and higher volatility in U.S. markets.

HIGHLIGHTS

The market's rise in the first half of the year was led by the largest capitalization and technology stocks. During the second half of the year, the strongest stocks were defensive names. The Fund's excellent nominal returns reflect the powerful performance from several of the Fund's largest holdings, including Tyco International, Viacom, Travelers Group and SmithKline Beecham.

OUTLOOK

Looking ahead, we expect the favorable economic environment in the U.S. to persist. Inflation should remain low. Profit growth may be constrained by the lingering effects from the crisis in Asia. In particular, commodity companies may experience a slowing in demand, and U.S. manufacturing companies may see a more difficult pricing environment due to competition from Asian imports. But lower interest rates have sparked a mortgage refinancing boom, and consumer confidence is high. U.S. growth should remain robust in 1998, although it will probably slow from the rapid pace seen in 1997.

The challenge in 1998 will be to navigate through these crosscurrents. The stock market is unlikely to repeat the powerful returns of the past three years. Valuations for many defensive stocks are high. In our view, the appropriate near term strategy is to stay with companies with above average earnings growth and below average valuation - stocks such as Martin Marietta Materials, OM Group, Vulcan Materials and Cytec Industries. We see many attractive stocks in which to invest.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO OMITTED]                           [PHOTO OMITTED]

Allan R. White,
Managing Director and Portfolio           John B. Cunningham,
Manager at Salomon Brothers Asset         Vice President and Portfolio
Management Inc, has 17 years of           Manager at Salomon Brothers Asset
investment industry experience in         Management Inc, has 9 years of
the equity, convertible and fixed         investment industry experience. Mr.
income markets. Mr. White is              Cunningham assists in day-to-day
primarily responsible for                 Fund management.
day-to-day Fund management.

--------------------------------------------------------------------------------

                                          See pages 24 and 25 for all footnotes.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
INVESTORS FUND - CLASS A, B and C SHARES
Comparison of $10,000 Investment in the Fund with S&P 500
--------------------------------------------------------------------------------
                               Class A       Class B       Class C       S&P 500
                               -------       -------       -------       -------
1/3/95                            9525         10000         10000         10000
6/95                          11133.32      11655.05      11655.05      12021.28
12/95                         12891.32       13449.9       13450.6      13757.79
6/96                          14499.74      15061.12       15061.9      15146.04
12/96                         16796.34      17380.55      17385.06      16915.91
6/97                          19298.64      19896.52      19900.34      20401.14
12/97                          21194.9      21373.51      21766.42      22558.81
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
INVESTORS FUND - CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500
--------------------------------------------------------------------------------
                              Class O             S&P 500
                              -------             -------
12/87                           10000               10000
12/88                           11687               11661
12/89                           14240               15356
12/90                           13315               14879
12/91                           17219               19412
12/92                           18495               20891
12/93                           21305               22997
12/94                           21036               23300
12/95                           28481               32058
12/96                           37184               39416
12/97                           47028               52557
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

The graphs above depict the performance of the Investors Fund versus the S&P 500 Stock Index. It is important to note that the Investors Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                    Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   30.55%                    28.45%
1 year                     26.19%                    20.21%
--------------------------------------------------------------------------------
Class B                    Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   29.61%                    28.81%
1 year                     25.28%                    20.28%
--------------------------------------------------------------------------------
Class C                    Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   29.60%                    29.60%
1 year                     25.20%                    24.20%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
10 year                    16.74%                    16.74%
5 year                     20.52%                    20.52%
1 year                     26.47%                    26.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material]

Composition of portfolio as of
December 31, 1997

Cash/Cash Equivalents          5%

Common Stocks                 95%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Top Holdings
--------------------------------------------------------------------------------
Tyco International
--------------------------------------------------------------------------------
Bank of New York
--------------------------------------------------------------------------------
SmithKline Beecham
--------------------------------------------------------------------------------
Canadian Pacific
--------------------------------------------------------------------------------
Travelers Group
================================================================================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Investors Fund
--------------------------------------------------------------------------------
Lipper Category: Growth & Income Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
26.19%                27.14%                   3rd Quartile
                                               Top 60%
                                               #366 of 611 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
25.28%                                         3rd Quartile
                                               Top 69%
                                               #416
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
25.20%                                         3rd Quartile
                                               Top 70%
                                               #422
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
26.47%                                         3rd Quartile
                                               Top 57%
                                               #343
================================================================================

See pages 24 and 25 for all footnotes.

[GRAPHIC OMITTED]

                              THE SALOMON BROTHERS

                                Total Return Fund

INVESTMENT OBJECTIVE

The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to seek growth of capital and income. The Fund seeks to achieve its objectives by investing in a variety of asset classes including equities, fixed income securities and short-term obligations.

INVESTMENT STRATEGY

The Fund seeks to increase income and provide for long-term growth. The Fund invests primarily in large capitalization stocks that are paying dividends greater than the S&P 500 average. With assets allocated to investment grade, high yield and convertible securities, the fixed income portion of the portfolio is distributed across a broader range of fixed income instruments than most Balanced Funds. The Fund's strategic approach in the fixed income market tends to raise income and has allowed it to achieve one of the higher yields among Balanced Funds. The variety of fixed income holdings also provides diversification benefits which help to limit volatility.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

Richard Dahlberg, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 38 years of investment industry experience in the equity markets. Mr. Dahlberg is primarily responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

PERFORMANCE

The Total Return Fund (Class A shares) posted returns of 19.05% for 1997. This compares with a 21.21% total return for a composite index of 50% Salomon Brothers Broad Investment-Grade Index and 50% S&P 500, and 19.00% for the Lipper Balanced Average. The Total Return Fund's average annual return of 19.27% since inception has easily surpassed the Lipper Balanced Average of 16.23%.

MARKET REVIEW

The performance of the Salomon Brothers Total Return Fund is affected by trends in both the stock and bond markets. The U.S. economic environment in 1997 was extremely supportive of financial assets. The combination of benign inflation readings and solid economic growth propelled stocks to their third consecutive year of huge gains, and bonds benefited from a lower interest rate environment.

HIGHLIGHTS

The Fund's performance reflects several changes that we made to the composition of our holdings. As yield spreads in the high-yield sector became compressed, we lowered our allocation to that sector from 20% to approximately 10%. Similarly, we increased our holdings of high-grade securities (including U.S. Governments, mortgage securities and investment-grade bonds) to 27% by year-end. On the equity side, our allocation remained at 45%. We continued to emphasize the energy sector, but trimmed our weighting in that sector. Canadian National Railway -- our largest stock holding -- showed strong earnings patterns, and we believe it will continue to offer attractive returns. Although REITs posted sub-par performance in the first half of 1997, we still emphasized these higher-yielding investments, as they benefit from the general recovery in real estate prices.

OUTLOOK

A return to more normalized stock market gains next year seems likely, and we remain cautious about the sustainability of such lofty valuations. We believe that the global situation will remain unstable in the near term, and that stocks will be vulnerable. We are currently emphasizing companies with improving business prospects such as Canadian National Railway and Suncor, and have added firms in the telecommunications area such as Frontier Corp. and Bell Canada Enterprises. In this setting of greater volatility, we plan to continue an allocation of roughly 45% equities, 50% bonds and 5% cash, and would look to increase our holdings of high-yield securities if spreads begin to widen.

The following graph depicts the performance of the Total Return Fund versus 50% Standard and Poor's 500 Stock Index and 50% Salomon Brothers Broad Investment-Grade Bond Index(2). It is important to note that the Total Return Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
TOTAL RETURN FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with
50% S&P 500 and 50% SB Broad Investment-Grade Bond Index
--------------------------------------------------------------------------------
                                                                 50% S%P 500 SB
                                                               Broad Investment-
              Class A     Class B     Class C     Class O      Grade Bond Index
              -------     -------     -------     -------      ----------------
9/11/95          9525       10000       10000       10000                 10000
12/95        10158.82    10644.21    10653.65    10689.09              10519.17
3/96         10558.98    11033.25    11052.38    11116.33              10705.47
6/96         10818.21    11281.08    11300.07    11395.32              10971.27
9/96         11196.49    11664.56    11673.06    11800.62              11248.63
12/96        12020.13     12497.7    12486.59    12676.88              11888.73
3/97         12313.84    12770.41    12887.61    13146.41              12021.66
6/97         13177.94    13644.31    13912.16    14263.88              13270.38
9/97         14216.48     14686.6    15093.58     15548.1              13996.33
12/97        14309.79    14366.07    14799.00    15181.00              14410.71
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (9/11/95)   19.27%                    16.77%
1 year                      19.05%                    13.39%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (9/11/95)   18.38%                    16.98%
1 year                      18.15%                    13.15%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (9/11/95)   18.43%                    18.43%
1 year                      18.11%                    17.11%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (9/11/95)   19.81%                    19.81%
1 year                      19.31%                    19.31%
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material]

Composition of portfolio as of
December 31, 1997

Cash/Cash Equivalents         8%

High Yield Securities        10%

Convertible Securities       10%

Investment Grade Debt        27%

Stocks                       45%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Top Stock Holdings
--------------------------------------------------------------------------------

Canadian National Railway
-------------------------
Suncor Inc.
-------------------------
Dresser Industries
-------------------------
Stone & Webster
-------------------------
BCE Inc.
=========================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Total Return Fund
--------------------------------------------------------------------------------
Lipper Category: Balanced Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
19.05%                19.00%                   3rd Quartile
                                               Top 51%
                                               #176 of 350 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
18.15%                                         3rd Quartile
                                               Top 60%
                                               #208
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
18.11%                                         3rd Quartile
                                               Top 60%
                                               #210
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
19.31%                                         2nd Quartile
                                               Top 50%
                                               #172
================================================================================

See pages 24 and 25 for all footnotes.

                              THE SALOMON BROTHERS

                              High Yield Bond Fund

INVESTMENT OBJECTIVE

To maximize current income by investing primarily in a diversified portfolio of high yield, fixed income securities rated in medium or lower categories. As a secondary objective, the Fund seeks capital appreciation.

INVESTMENT STRATEGY

Under normal market conditions, the Fund intends to invest at least 65% of its assets in securities rated Baa or lower by Moody's, or those rated BBB or lower by Standard & Poor's. A key component of the overall strategy is to determine the optimal asset allocation between domestic high yield bonds and foreign-dollar denominated fixed income securities such as Brady Bonds and lower-rated sovereign debt.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Peter J. Wilby, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the high yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

PERFORMANCE

The Salomon Brothers High Yield Bond Fund (Class A shares) posted a return of 13.03% in 1997. This performance compares with the 13.19% return for the High Yield Bond Market, as measured by the Salomon Brothers High-Yield Market Index and a 12.96% return for the Lipper High Current Yield Average. The Salomon Brothers High Yield Bond Fund (Class A shares) has average annual returns of 18.02% since its inception on February 22, 1995 exceeding the Lipper High Current Yield Market Index's average annual returns of 13.88% over the same time period.

MARKET REVIEW

The traditional U.S. corporate high yield market benefited from the near-perfect economic conditions that prevailed in the United States in 1997: the combination of solid economic growth with virtually no inflation.

The U.S. corporate high yield market posted a strong performance, buoyed by both fundamental and technical factors. The combination of solid economic growth, low inflation, and continued ready access to the equity markets in the United States served to improve credit quality among a broad spectrum of issuers, keeping default loss experience well below historical norms in the market. Taking advantage of the strong high yield market conditions, new issue financing exceeded previous record levels by a substantial amount. Due primarily to the following factors, the heavy flow of new issues was easily absorbed. Mutual fund cash inflows continued at a healthy pace. Traditional institutional investor demand for the market grew as the market increased its share of investment from asset allocators, and the securitization of the market through collateralized bond obligations augmented demand. And, despite some widening of yield spreads in March and April and then October, spreads generally contracted for the year.

Within the traditional U.S. high yield market, the strongest performance in 1997 was recorded by the media sector, which represents over 30% of the market, including cable television and other broadcasters, telecommunications companies and print media. The media sector of the Salomon Brothers High-Yield Market Index was up approximately 15%. The outperformance in this sector came as a result of strong fundamentals in the industry as well as a burst of consolidation in traditional media outlets following new industry legislation passed in 1996.

The weakest performance during the year was recorded by the broad manufacturing sector, which returned 11% for the year. Broad manufacturing was dragged down by the automotive supply group, which returned 5.9%. The bankruptcy of Harvard Industries, a significant issuer in that sector, which was not owned by the Fund, contributed to these poor results.

Throughout most of 1997, emerging debt markets benefited from favorable market conditions, attractive yields, and positive economic and political settings in many key countries. In the fourth quarter, however, the markets fell prey to the dramatic global market sell-off that was sparked by the turmoil in Asia. The instability of financial markets around the world -- notably the U.S. and Hong Kong -- contributed to the significant pickup in volatility among emerging markets. Indeed, yield spreads over U.S. Treasuries widened to as much as 825 basis points over Treasuries at the market's low point in October. At year end, the yield spread settled at around 500 basis points above U.S. Treasuries.

HIGHLIGHTS

The High Yield Bond Fund performance was in line with the U.S. high yield market for 1997, although the returns were derived with an exposure to emerging markets debt that ranged from 16-27% for the year. Within the U.S. portion of the Fund, during 1997 our largest weightings were in consumer non-cyclicals (ranging from 21-31%), media (ranging from 17-23%), and manufacturing industries (ranging from 10-17%). Other key weightings were basic industries, which declined from 16% as of 3/31/97 to below 12% at year end, and energy, which increased from 6% as of 3/31/97 to 8% as of year end. U.S. credit quality was maintained in the single B range to take advantage of the strong U.S. economic environment. In emerging markets, we focused on U.S. dollar-denominated debt, principally sovereign debt of Latin American and Eastern European issuers. Our focus was on searching for individual credit quality improvements, emphasizing the double-B credit quality sector.

OUTLOOK

Our outlook for the domestic U.S. high yield market is very positive for 1998. Although there is the possibility of a slowing of economic growth in the U.S. if the spillover effect from Asian economic turmoil is strong, we believe that overall credit quality will remain stable. We will likely, however, continue our current process of moving our portfolio away from industries and companies that will be subject to increased competition from Asian exports. As a result of the Asian turmoil, we expect to see currency volatility continue and corporate bankruptcies develop in several nations, which will likely keep the entire emerging markets debt markets tenuous for the time being. We do believe that non-Asian emerging debt represents a strong long-term value at current levels and will maintain a position there.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Brothers High-Yield Market Index(3). It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with
Salomon Brothers High-Yield Market Index
--------------------------------------------------------------------------------
                                                                Salomon Brothers
                                                                      High-
Yield
                Class A      Class B     Class C     Class O        Market Index
                -------      -------     -------     -------        ------------
2/22/95            9525        10000       10000       10000               10000
6/95           10313.72     10798.12    10800.27    10837.28            10725.23
12/95          11102.35     11573.37    11575.49    11676.26            11420.85
6/96           12151.19     12626.25    12617.12    12755.47            11753.56
12/96          13536.24     14022.46    14013.14    14248.44            12710.57
6/97           14541.71    14994.008    14997.34    15332.08            13468.01
12/97          15300.26     15330.81     15721.1    16157.29            14386.71
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   18.02%                    16.03%
1 year                      13.03%                      7.62%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   17.16%                    16.11%
1 year                      12.18%                      7.18%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   17.14%                    17.14%
1 year                      12.19%                    11.19%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   18.27%                    18.27%
1 year                      13.40%                    13.40%
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Composition of portfolio as of
December 31, 1997

Cash/Cash Equivalents         7%

Emerging Markets Debt        23%

High Yield Securities        70%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Top U.S. High Yield Holdings
--------------------------------------------------------------------------------

Clark-Schwebel
----------------
Collins & Aikman
----------------
Unisys
----------------
Foamex
----------------
Jordan Telecom
================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------
Lipper Category: High Current Yield Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
13.03%                12.96%                   2nd Quartile
                                               Top 44%
                                               #78 of 181 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
12.18%                                         3rd Quartile
                                               Top 63%
                                               #113
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
12.19%                                         3rd Quartile
                                               Top 62%
                                               #112
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
13.40%                                         2nd Quartile
                                               Top 35%
                                               #62
================================================================================

See pages 24 and 25 for all footnotes.

                      [This page intentionally left blank]

[PHOTO OMITTED]

                              THE SALOMON BROTHERS

                               Strategic Bond Fund

INVESTMENT OBJECTIVE

The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed income instruments. As a secondary objective, the Fund seeks capital appreciation.

INVESTMENT STRATEGY

Assets of the Fund may be deployed among various sectors of the global fixed income market, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

PERFORMANCE

For the year ended December 31, 1997, the Strategic Bond Fund (Class A shares) posted a 11.23% return. This compares with a 9.62% return for the Salomon Brothers Broad Investment-Grade Bond Index and 8.77% for the Lipper Multi-Sector Income Average.

MARKET REVIEW

Our investment process focuses on identifying and capturing relative value among global fixed-income markets. In 1997, this was especially important as financial markets showed how vulnerable they are to changes around the globe. The turmoil in Asia reverberated throughout world financial markets, and the Fund made allocation choices to reflect these events. However, the stable U.S. economic environment, featuring low inflation and solid growth, provided two main benefits: (1) a favorable yield environment for investment-grade securities; and
(2) positive growth in the high yield sector, resulting from credit improvement.

The U.S. corporate high yield market continued to benefit from strong fundamental and technical factors. Credit quality among issuers improved, reflecting the combination of solid economic growth and low inflation in the United States. New issuance reached record levels. In addition, the sector was supported by strong mutual fund cash inflows and demand by CBOs (collateralized bond obligations). During the past year, the emerging debt markets benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries.

HIGHLIGHTS

At the start of 1997, the Fund's target allocations were 20% emerging market debt, 45% high-yield debt, 30% investment-grade debt, and 5% non-dollar debt. Following the strong performance of the high yield and emerging debt markets through the first nine months of the year and the subsequent narrowing of yield spreads in those markets, we reduced our allocations to 35% and 15%, respectively, in those segments. We then added to our allocation of investment-grade bonds and extended duration from 31 1/42 years to 41 1/42 years. This allocation gener-

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Steven Guterman, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the fixed income markets. Mr. Guterman is primarily responsible for the overall asset allocation and the day-to-day management of the investment grade securities in the Fund.

[PHOTO OMITTED]

Peter J. Wilby, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the high yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management of the high yield and foreign sovereign bond portions of the Fund.

[PHOTO OMITTED]

David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management LTD, has 15 years of investment industry experience. SBAM Ltd provides certain advisory services to SBAM Inc relating to currency transactions and investments in non-dollar denominated securities.

--------------------------------------------------------------------------------
ated strong investment returns, as the Fund ranked within the top quintile among multi-sector bond funds for the year.

OUTLOOK

One of the benefits of a global bond fund is the ability to rotate in or out of different fixed-income sectors to enhance performance as opportunities arise or to avoid risk. The effects of the turmoil in Asia will continue in 1998. The dampening impact on the U.S. economy from the weakness in Asia is likely to keep the Federal Reserve on the sidelines for the near term. While we believe that the direct impact on the U.S. will be limited, the indirect effects could be larger. The weakness in Asia should slow U.S. growth to sustainable levels, offsetting strength in housing and other consumer sectors. This should also serve to curb mounting pressure in the labor force. We believe that the inflation picture will improve going forward, as price competition in commodities and produced goods from countries such as Korea and Japan keep U.S. prices in check. In the high yield market, we still favor those companies that will benefit from the continued strong U.S. economy. We have become more cautious in our view of the emerging debt markets, where spreads have widened substantially. However, we believe that long-term buying opportunities still exist, as credit quality in Latin America and Eastern Europe remains strong. Indeed, the market remains attractive for long-term investors.

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Brothers Broad Investment-Grade Bond Index(4). It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
STRATEGIC BOND FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Brothers
Broad Investment-Grade Bond Index
--------------------------------------------------------------------------------
                                                                Salomon Brothers
                                                                Broad Investment
               Class A     Class B     Class C     Class O      Grade Bond Index
               -------     -------     -------     -------      ----------------
2/22/95           9525       10000       10000       10000                 10000
6/95          10280.76    10764.56    10765.52    10802.82              10674.36
12/95          11216.4    11613.82    11607.35    11703.94              11347.75
6/96          11746.38    12189.97    12194.91    12358.47              11210.18
12/96         12689.86    13119.25    13124.57    13366.81               11759.2
6/97          13369.24    13781.54    13786.84    14111.72              12123.34
12/97         14114.72    14082.23    14500.82    14901.81              12895.56
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   14.74%                    12.80%
1 year                      11.23%                    5.95%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   13.82%                    12.72%
1 year                      10.39%                    5.39%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   13.88%                    13.88%
1 year                      10.49%                    9.49%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   14.97%                    14.97%
1 year                      11.48%                    11.48%
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
December 31, 1997

Cash/Cash Equivalents         5%

Non U.S. Investment Grade     7%

Emerging Markets Debt        16%

U.S. Investment Grade
Debt                         39%

High Yield Securities        33%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

Lipper Category: Multi-Sector Income Funds
--------------------------------------------------------------------------------
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
11.23%                8.77%                    1st Quartile
                                               Top 12%
                                               #9 of 81 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
10.39%                                         1st Quartile
                                               Top 19%
                                               #15
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
10.49%                                         1st Quartile
                                               Top 18%
                                               #14
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
11.48%                                         1st Quartile
                                               Top 10%
                                               #8
================================================================================

See pages 24 and 25 for all footnotes.

                      [This page intentionally left blank]

[PHOTO OMITTED]

                              THE SALOMON BROTHERS

                                 U.S. Government
                                  Income Fund

INVESTMENT OBJECTIVE

To obtain a high level of current income.

INVESTMENT STRATEGY

Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average portfolio duration of two to five years.

PERFORMANCE

The U.S. Government Income Fund (Class A shares) posted a 7.86% return in 1997. This performance compares favorably with the Lipper Short-Intermediate U.S. Government Bond Average return of 6.72% and the Salomon Brothers 1-5 Year Treasury Bond Index return of 7.13%.

MARKET REVIEW

Economic conditions in the U.S. remained surprisingly favorable throughout 1997. The combination of moderate growth and low inflation supported the financial markets. The Federal Reserve's decision to raise interest rates in March was widely anticipated, and since then, the market continued to be comforted by the fact that strong growth did not translate into higher inflation readings. The turmoil in Asian markets reverberated throughout the world later in the year, and the resultant dampening effects are likely to keep the Fed on hold for the near term.

HIGHLIGHTS

Early in 1997, bonds sold off on the expectation that strong U.S. economic growth would begin to translate into higher inflation readings. Following the March tightening by the Fed -- when long bond yields were more than 7% -- inflation unexpectedly continued to decline. This led to a rally in U.S. fixed-income securities, and yields fell about 75 basis points through the summer. The rally continued in the fall, when it was widely believed that the Asian crisis would slow economic growth in the United States to more sustainable levels. The Fund's strong performance reflects the continued overweight position in mortgage-backed securities. Indeed, the mortgage sector (as measured by the Salomon Brothers Mortgage Index) posted returns of 9.27% in 1997, which on a duration-adjusted basis exceeded Treasuries by about 125 basis points. The Fund's performance was also helped by the slightly longer duration position relative to the benchmark since mid-year.

OUTLOOK

As we move into 1998, the effects of the turmoil in Asia will continue. While we believe that the direct impact on the U.S. will be limited, the indirect effects could be larger. The weakness in Asia should dampen U.S. growth to sustainable levels, offsetting strength in housing and other consumer sectors. This should also serve to curb mounting pressure in the labor force. We believe that the inflation picture will improve going forward, as price competition in commodities and produced goods from countries such as Korea and Japan keep U.S. prices in check. In this low interest rate environment, we believe that additional spreads from mortgages will lead to higher returns.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Steven Guterman, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the fixed income markets. Mr. Guterman is responsible for oversight and management of the Fund.

[PHOTO OMITTED]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Lavan is responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

The following graph depicts the performance of the U.S. Government Income Fund versus the Salomon Brothers 1-5 year Treasury Bond Index.(5) It is important to note that the U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with
Salomon Brothers 1-5 Year Treasury Bond Index
--------------------------------------------------------------------------------
                                                            Salomon Brothers 1-5
              Class A     Class B     Class C     Class O    Treasury Bond Index
              -------     -------     -------     -------   --------------------
2/22/95          9525       10000       10000       10000                  10000
6/95          9959.15    10428.57    10428.47    10464.83               10450.43
12/95        10428.69    10879.28    10879.15       10971                  10912
6/96         10362.56    10757.95    10757.82    10903.48               10996.34
12/96        10802.68    11171.87    11171.74    11380.53               11411.89
6/97         11100.33    11446.82    11446.58    11708.32               11731.28
12/97        11652.28    11570.36    11958.48     12305.4               12225.67
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   7.30%                     5.49%
1 year                      7.86%                     2.76%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   6.49%                     5.23%
1 year                      7.15%                     2.15%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   6.45%                     6.45%
1 year                      7.04%                     6.04%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   7.52%                     7.52%
1 year                      8.13%                     8.13%
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
December 31, 1997

Cash/Cash
Equivalents             2%

Treasury & Agency
Debentures             16%

Agency CMOs            25%

Agency Pass
Throughs               57%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers U.S. Government Income Fund
--------------------------------------------------------------------------------
Lipper Category: Short/Intermediate U.S. Government Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
7.86%                 6.72%                    1st Quartile
                                               Top 9%
                                               #8 of 92 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
7.15%                                          4th Quartile
                                               Top 25%
                                               #23
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
7.04%                                          4th Quartile
                                               Top 33%
                                               #30
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
8.13%                                          1st Quartile
                                               Top 4%
                                               #3
================================================================================

See pages 24 and 25 or all footnotes.

[PHOTO OMITTED]

                              THE SALOMON BROTHERS

                              National Intermediate
                                 Municipal Fund

INVESTMENT OBJECTIVE

To achieve a high level of current income exempt from regular federal income taxes.

INVESTMENT STRATEGY

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. All or a portion of the Fund's income may be subject to the federal alternative minimum tax.

PERFORMANCE

During 1997, the National Intermediate Municipal Fund (Class A shares) achieved a total return of 7.52%. This compares favorably with returns of 7.16% for the average Intermediate Municipal Debt Fund as measured by Lipper Analytical Services and 7.26% for the weighted average of the Lehman Brothers 1-10 year Municipal Bond Index.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Marybeth Whyte, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience. Ms. Whyte is responsible for day-to-day Fund management.

--------------------------------------------------------------------------------

MARKET REVIEW

U.S. fixed income securities performed well during 1997. Inflation (as measured by the Core Consumer Price Index) at 2.2% for the year was the lowest level since 1965. Early in the year the Federal Reserve raised short-term interest rates by 25 basis points in an effort to slow economic growth. Economic growth slowed during the second and third quarters, only to increase during the fourth quarter. The Asian crisis is expected to slow future growth.

Municipals fully participated in the bond rally. State and local governments took advantage of the relatively low interest rate environment and issued a record amount of new debt and also refinanced older outstanding higher interest rate debt. Demand was strong from property and casualty insurance companies, but sporadic from individual investors. Individual investors' participation was dependent upon on the absolute level of municipal rates and the extent of the stock market's volatility. Municipals were not able to keep pace with the improvement of Treasuries during the fourth quarter and became undervalued relative to Treasuries. The attractiveness of municipals drew many non-traditional buyers to the market.

HIGHLIGHTS

The Fund performed well in 1997. As inflation statistics proved benign, we focused on the seven to ten year maturity range emphasizing non-callable higher coupon bonds. During 1997, credit spreads continued to narrow. We took advantage of these conditions by upgrading the credit quality of the portfolio. The Fund had an average credit quality of AA at year end.

OUTLOOK

New issue volume of $220 billion for 1997 was the highest level since 1993. We expect issuance of about $190 to $195 billion in 1998. Technical factors should remain positive as the large coupon payments, calls and maturities should bolster demand for municipals this year. We expect property and casualty insurance companies to continue to be active participants. Individual investors' interest is likely to be linked to asset allocation, the volatility in the stock market and the nominal level of interest rates.

The following graph depicts the performance of the National Intermediate Municipal Fund versus the Lehman Brothers 1-10 Year Municipal Bond Index.(6) It is important to note that the National Intermediate Municipal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

  [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE MUNICIPAL FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with
Lehman Muni 1-10 Year (Mkt Wtd) Index
--------------------------------------------------------------------------------
                                                                     Lehman Muni
                                                                       1-10 Year
                  Class A     Class B     Class C     Class O    (Mkt Wtd) Index
                  -------     -------     -------     -------    ---------------
2/22/95              9525       10000       10000       10000              10000
6/95              9812.03     10274.1     10274.1    10310.49           10369.07
12/95            10357.15    10796.97    10796.97    10895.94            10913.3
6/96             10336.92    10738.31    10738.31    10877.36           10951.44
12/96            10789.63    11159.46    11159.46    11366.52           11391.19
6/97             11083.58    11413.21    11413.21    11689.96           11699.28
12/97            11600.87    11506.53    11907.00    12249.85           12217.63
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1997
--------------------------------------------------------------------------------
Class A                     Net Asset Value*          Public Offering Price**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   7.14%                     5.32%
1 year                      7.52%                     2.38%
--------------------------------------------------------------------------------
Class B                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   6.29%                     5.03%
1 year                      6.69%                     1.69%
--------------------------------------------------------------------------------
Class C                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   6.29%                     6.29%
1 year                      6.69%                     5.69%
--------------------------------------------------------------------------------
Class O                     Return If Not Redeemed*   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)   7.35%                     7.35%
1 year                      7.77%                     7.77%
================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material]

Quality Breakdown

A                 17%

AA                13%

AAA               49%

BBB               21%

--------------------------------------------------------------------------------

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 1997
--------------------------------------------------------------------------------
New York                        25%
-----------------------------------
Pennsylvania                    13%
-----------------------------------
Illinois                        11%
-----------------------------------
Indiana                         11%
-----------------------------------
South Carolina                   8%
-----------------------------------
California                       4%
-----------------------------------
Texas                            4%
-----------------------------------
Mississippi                      4%
-----------------------------------
New Jersey                       4%
-----------------------------------
Ohio                             4%
-----------------------------------
Louisiana                        3%
-----------------------------------
Massachusetts                    3%
-----------------------------------
Michigan                         2%
-----------------------------------
Hawaii                           2%
-----------------------------------
Florida                          1%
-----------------------------------
Nevada                           1%
===================================

--------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers National Inter. Muni. Fund
--------------------------------------------------------------------------------
Lipper Category: Intermediate Municipal Debt Funds
--------------------------------------------------------------------------------
                      1 Year Total Return
                      12/31/96 - 12/31/97
--------------------------------------------------------------------------------
Class A Shares        Lipper Average           Ranking
--------------------------------------------------------------------------------
7.52%                 7.16%                    2nd Quartile
                                               Top 34%
                                               #47 of 140 funds
--------------------------------------------------------------------------------
Class B Shares                                 Ranking
--------------------------------------------------------------------------------
6.69%                                          3rd Quartile
                                               Top 74%
                                               #103
--------------------------------------------------------------------------------
Class C Shares                                 Ranking
--------------------------------------------------------------------------------
6.69%                                          3rd Quartile
                                               Top 73%
                                               #102
--------------------------------------------------------------------------------
Class O Shares                                 Ranking
--------------------------------------------------------------------------------
7.77%                                          2nd Quartile
                                               Top 26%
                                               #36
================================================================================

See pages 24 and 25 for all footnotes.

FOOTNOTES
----------
(1) Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Ratings are calculated from a fund's average annual return with appropriate sales charge adjustment and a risk factor relative to the three month Treasury bill return. Average annual total returns include changes in share price and reinvestment of dividends and distributions. Overall rating is a weighted average of a fund's three-, five- and ten-year ratings. For the period ended 12/31/97, the Investors Fund O was rated 5, 5 and 4 for the 3-, 5- and 10-year periods respectively. Ten percent of the top performing funds in a Morningstar investment category receive five stars. Please note that Salomon Brothers Asset Management Inc began managing this Fund May 1, 1990. Prior to this period, the Fund was managed by another investment advisor.

(2) The Salomon Brothers Broad Investment Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 1997, the combined Index returns are for the period October 1, 1995 through December 31, 1997.

(3) The Salomon Brothers High-Yield Market Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1997, the Index returns are for the period March 1, 1995 through December 31, 1997.

(4) The Salomon Brothers Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1997, the Index returns are for the period March 1, 1995 through December 31, 1997.

(5) The Salomon Brothers 1-5 year Treasury Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1997, the Index returns are for the period March 1, 1995 through December 31, 1997.

(6) The Salomon Brothers 1-10 year Municipal Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1997, the Index returns are for the period March 1, 1995 through December 31, 1997.

*  Return does not reflect the deduction of sales charge.

** Class A shares reflect the deduction of the maximum 4.75% sales charge.
   Class B & C shares reflect the maximum contingent deferred sales charge of 5% and 1%, respectively. Class O shares have no initial or contingent deferred sales charge.

+ Lipper Analytical Services, an industry recognized analysis company, calculates rankings based on total return performance of funds within each category. Lipper rankings change monthly and do not reflect the effect of sales charges. Accordingly, the result in this table for the Class A, Class B and Class C shares of each Fund do not reflect the effects of the sales charges applicable to each Class. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains.

GENERAL PERFORMANCE AND RANKING NOTES: Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) and the contingent deferred sales charge (Class B and C). Class A shares reflect the deduction of an annual 0.25% 12b-1fee. Class B & C shares are subject to an annual 12b-1 service and distribution fee of 1.00%. Class O shares are not subject to an annual 12b-1 fee. Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect a voluntary expense cap imposed by SBAM to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

                      [This page intentionally left blank]

Portfolio of Investments
(December 31, 1997)

Salomon Brothers Asia Growth Fund

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------

                 Common Stocks -- 90.9%

                 China -- 7.3%
     197,500     Heilongjiang Electric Power, Class B ...           $   151,285
     158,000     Inner Mongolia Yitai Coal, Class B * ...                61,620
     229,000     Shandong Chenming Paper, Class B * .....               161,651
     390,000     Shanghai Worldbest, Class B ............               197,340
     215,000     Shenzhen Fangda, Class B ...............               246,935
     710,000     Southeastern Power, Class B * ..........               228,620
                                                                    -----------
                                                                      1,047,451
                                                                    -----------

                 Hong Kong -- 42.1%
     118,000     APT Satellite Holdings * ...............               178,165
      62,400     Cheung Kong ............................               408,672
     148,000     China Resources Enterprises ............               330,417
     216,000     China Telecom * ........................               370,732
     270,000     Guangdong Kelon Electronics * ..........               277,003
     305,000     Hong Kong Telecom ......................               627,791
      22,000     HSBC Holdings ..........................               542,264
      53,000     Hutchison Whampoa ......................               332,404
      90,000     New World Development ..................               311,266
      92,000     New World Infrastructure * .............               207,175
     234,000     Ng Fung Hong ...........................               246,109
      97,000     Shanghai Industrial Holdings ...........               360,511
   1,358,000     Shanghai Petrochemical .................               212,051
     908,000     Shenzhen Expressway * ..................               175,765
      41,000     Sun Hung Kai Properties ................               285,714
     107,500     Swire Pacific, Class A .................               589,592
     180,000     Tianjin Development * ..................               167,247
     416,000     Zhejiang Expressway Holdings * .........                84,284
     701,000     Zhenhai Refining & Chemicals ...........               291,744
                                                                    -----------
                                                                      5,998,906
                                                                    -----------

                 India -- 5.4%
      19,000     Industrial Credit & Investment - GDR ...               247,000
      18,500     Mahindra & Mahindra - GDR ..............               197,488
      18,000     State Bank of India - GDR ..............               327,600
                                                                    -----------
                                                                        772,088
                                                                    -----------

                 Indonesia -- 2.1%
      24,000     PT Gudang Garam ........................                36,545
      42,000     PT Gudang Garam (a) ....................                63,955
      35,000     PT Telecomunikasion ....................                18,614
     346,000     PT Telecomunikasion (a) ................               184,009
                                                                    -----------
                                                                        303,123
                                                                    -----------

                 Korea -- 0.3%
       1,720     Pohang Iron & Steel ....................                46,577
                                                                    -----------

                 Malaysia -- 8.6%
      60,000     Berjaya Sports Toto ....................               153,490
     124,000     Malakoff ...............................               258,234
      95,000     Malayan Banking ........................               275,999
      88,000     Systems Telekom Malaysia ...............               260,188
     131,000     Tenaga National ........................               279,547
                                                                    -----------
                                                                      1,227,458
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Asia Growth Fund (continued)

-------------------------------------------------------------------------------------
                                                 Interest      Maturity       Value
     Shares   Description                          Rate          Date       (Note 1a)
-------------------------------------------------------------------------------------
              Philippines -- 1.9%
     83,000   Manila Electric, Class B ................................   $   274,617
                                                                          -----------

              Singapore -- 9.6%
     29,000   Cycle & Carriage ........................................       119,579
    109,000   Natsteel ................................................       147,446
     60,000   Singapore Airlines (a) ..................................       391,575
     21,000   Singapore Press Holdings (a) ............................       262,889
    412,471   Singapore Technologies Engineering * ....................       310,791
     78,000   Singapore Telecom .......................................       145,310
                                                                          -----------
                                                                            1,377,590
                                                                          -----------

              Sri Lanka -- 0.2%
    162,800   Asia Capital * ..........................................        22,410
                                                                          -----------

              Taiwan -- 8.8%
     43,000   Aurora * ................................................        93,579
    170,000   BES Engineering .........................................       167,785
    416,000   China Steel .............................................       313,674
     99,600   Compal Electronics ......................................       290,023
     51,000   Hon Hai Precision Industry * ............................       257,931
     45,000   Taiwan Liton Electronic .................................       128,276
                                                                          -----------
                                                                            1,251,268
                                                                          -----------

              Thailand -- 4.6%
     54,000   Bangkok Bank (a) ........................................       138,832
    308,000   Bangkok Expressway * ....................................       176,518
      8,500   Delta Electronics (a) ...................................        72,844
     15,000   PTT Exploration & Production ............................       131,762
     16,000   Siam Cement (a) .........................................        82,271
    268,000   TelecomAsia (a)* ........................................        52,825
                                                                          -----------
                                                                              655,052
                                                                          -----------

              Total Common Stocks
                (cost $14,757,658) ....................................    12,976,540
                                                                          -----------

 Principal
   Amount
 ---------
              Corporate Bonds -- 3.3%

              Hong Kong -- 1.6%
$   375,000   Silver Grant International,
                Convertible .......................   1.000%   08/19/04       225,000
                                                                          -----------

              India -- 1.7%
    300,000   Reliance Industries Index Note (b) ..       --   11/06/00       250,713
                                                                          -----------

              Total Corporate Bonds
                (cost $564,151) .......................................       475,713
                                                                          -----------


  Warrants    Warrants* -- 0.0%
  --------
              Hong Kong -- 0.0%
  1,040,000   Swire Pacific, expires 02/14/98 .........................         1,342
                                                                          -----------

              Philippines -- 0.0%
    228,600   Belle, expires 10/06/00 .................................             0
                                                                          -----------

              Total Warrants (cost $163,256) ..........................         1,342
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Asia Growth Fund (concluded)

--------------------------------------------------------------------------------
                                                                        Value
  Contracts      Description                                          (Note 1a)
--------------------------------------------------------------------------------

                 Purchased Options* -- 0.5%

                 Hong Kong -- 0.5%
        900      Hang Seng OTC Index Put
                   (expiring 02/26/98,
                   exercise price 9,932.25 HKD) .................   $    43,670
        245      Hang Seng OTC Index Call
                   (expiring 03/30/98,
                   exercise price 10,900 HKD) ...................        24,756
                                                                    -----------

                 Total Purchased Options
                   (cost $103,605) ..............................        68,426
                                                                    -----------

                 Total Investments -- 94.7%
                   (cost $15,588,670) ...........................    13,522,021
                 Other assets in excess of
                   liabilities -- 5.3% ..........................       760,864
                                                                    -----------

                      Net Assets -- 100.0% ......................   $14,282,885
                                                                    ===========

Forward Foreign Currency Contracts
-----------------------------------------------------------------------------------------
           Maturity             Contracts to      In Exchange  Contracts at   Unrealized
             Dates                Deliver             for          Value     Depreciation
-----------------------------------------------------------------------------------------
Sales
           02/24/98            HKD  28,659,800    $3,650,000    $3,686,464   $   (36,464)
           01/05/98            MYR     213,236        54,655        54,846          (191)
                                                                             -----------
                                                                             $   (36,655)
                                                                             ===========

*   Non-income producing security.
(a) Foreign Shares.
(b) Each $100,000 note is equivalent to 19,526 shares of Reliance Industries Ltd. Redemption proceeds will be determined at date of redemption based on the change in (1) the value of the shares of Reliance Industries Ltd. and
    (2) the exchange rate between the U.S. Dollar and Indian Rupee. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Reliance Industries Ltd.
Abbreviations used in this statement:
GDR   Global Depository Receipt.
HKD   Hong Kong Dollar.
MYR   Malaysian Ringgit.
OTC   Over the Counter.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund Inc
--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Common Stocks -- 89.5%

                 Basic Industries -- 8.1%
      60,000     Cytec Industries * .....................          $  2,816,250
      75,000     IMC Global .............................             2,456,250
      75,000     Martin Marietta Materials ..............             2,742,188
     110,000     OM Group ...............................             4,028,750
      30,000     Vulcan Materials .......................             3,063,750
                                                                   ------------
                                                                     15,107,188
                                                                   ------------
                 Capital Goods -- 4.5%
     125,000     Mark IV Industries .....................             2,734,375
      27,000     Stone & Webster ........................             1,265,625
     100,000     Tyco International .....................             4,506,250
                                                                   ------------
                                                                      8,506,250
                                                                   ------------
                 Consumer Cyclicals -- 16.0%
     100,000     Breed Technologies .....................             1,825,000
     125,000     Champion Enterprises * .................             2,570,313
     100,000     Children's Place * .....................               512,500
     100,000     Costco Companies * .....................             4,462,500
     100,000     Federated Department Stores * ..........             4,306,250
     125,000     Fine Host * ............................             1,265,625
      75,000     Hollinger ..............................               628,125
      40,000     Lear * .................................             1,900,000
     115,000     Samsonite * ............................             3,636,874
     100,000     Sears, Roebuck .........................             4,525,000
      50,000     Star Buffet * ..........................               575,000
      87,500     Tower Automotive * .....................             3,680,469
                                                                   ------------
                                                                     29,887,656
                                                                   ------------
                 Consumer Non-Cyclicals -- 19.6%
      30,000     Cablevision Systems * ..................             2,872,500
     175,000     Chiquita Brands International ..........             2,854,688
     300,000     Food Lion, Class A .....................             2,531,250
     500,000     Food Lion, Class B .....................             4,125,000
     175,000     Hormel Foods ...........................             5,731,250
     200,000     John B. Sanfilippo & Sons * ............             1,575,000
     130,000     Michael Foods ..........................             3,168,750
      80,000     Philip Morris Companies ................             3,625,000
     100,000     Tyson Foods, Class A ...................             2,050,000
     250,000     U.S. Satellite Broadcasting * ..........             1,984,375
     150,000     Viacom, Class B * ......................             6,215,625
                                                                   ------------
                                                                     36,733,438
                                                                   ------------
                 Energy -- 6.0%
      60,000     Nuevo Energy * .........................             2,445,000
      62,500     Pioneer Natural Resources ..............             1,808,594
      75,000     Tosco ..................................             2,835,938
      75,000     TOTAL - ADR ............................             4,162,500
                                                                   ------------
                                                                     11,252,032
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund Inc (continued)
--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Financial Services -- 10.6%
      75,000     Bank of New York .......................          $  4,335,933
      25,000     BankBoston .............................             2,348,438
      18,900     Dime Community Bancorp .................               448,875
      40,000     Federal National Mortgage Association ..             2,282,500
      30,000     Fleet Financial Group ..................             2,248,125
      50,000     Mercantile Bankshares ..................             1,956,250
      25,000     Peoples Heritage Financial Group .......             1,150,000
      60,000     Provident Companies ....................             2,317,500
      52,500     Travelers Group ........................             2,828,438
                                                                   ------------
                                                                     19,916,059
                                                                   ------------
                 Health Care -- 4.9%
      75,000     HEALTHSOUTH * ..........................             2,081,250
      30,000     Johnson & Johnson ......................             1,976,250
     100,000     SmithKline Beecham - ADR ...............             5,143,750
                                                                   ------------
                                                                      9,201,250
                                                                   ------------
                 Technology -- 11.2%
      12,500     3Com * .................................               436,719
      25,000     Bay Networks * .........................               639,063
     125,000     Cabletron Systems * ....................             1,875,000
     150,000     Data General * .........................             2,615,625
     100,000     Electric Fuel * ........................               362,500
      93,000     FORE Systems * .........................             1,418,250
      40,000     Integrated Process Equipment * .........               630,000
      20,000     International Business Machines ........             2,091,250
     175,000     Plantronics * ..........................             7,000,000
     200,000     Seagate Technology * ...................             3,850,000
                                                                   ------------
                                                                     20,918,407
                                                                   ------------
                 Telecommunications & Utilities -- 6.6%
     135,000     CoreComm * .............................             1,366,875
      46,700     Frontier ...............................             1,123,719
     100,000     NTL * ..................................             2,787,500
     100,000     Tele-Communications, Class A * .........             2,793,750
     150,000     Williams Companies .....................             4,256,250
                                                                   ------------
                                                                     12,328,094
                                                                   ------------
                 Transportation -- 2.0%
      40,000     Canadian National Railway ..............             1,890,000
     121,500     Carey International * ..................             1,837,687
                                                                   ------------
                                                                      3,727,687
                                                                   ------------
                 Total Common Stocks
                   (cost $142,068,601) ..................           167,578,061
                                                                   ------------
                 Preferred Stocks -- 0.2%

                 Consumer Cyclicals -- 0.2%
      75,000     Hollinger International, Series B, 7.00%
                   (cost $438,966) ......................               479,550
                                                                   ------------
                 Convertible Preferred Stocks -- 1.2%
                 Consumer Cyclicals -- 1.2%
     175,000     Hollinger International 9.75%
                   (cost $1,895,444) ....................             2,253,125
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund Inc (concluded)
--------------------------------------------------------------------------------
                                                                        Value
   Contracts     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Purchased Options* -- 0.3%
        300      Cisco Put (expiring January 1998,
                   exercise price $50) ..................          $     18,750
         75      Cisco Put (expiring January 1998,
                   exercise price $53.375) ..............                 6,563
        150      Compaq Put (expiring January 1998,
                   exercise price $70) ..................               210,000
        200      Dell Put (expiring January 1998,
                   exercise price $90) ..................               145,000
        350      Microsoft Put (expiring January 1998,
                   exercise price $115) .................                21,875
        100      Motorola Put (expiring April 1998,
                   exercise price $65) ..................                91,250
      1,000      Motorola Put (expiring January 1998,
                   exercise price $50) ..................                31,250
        250      Motorola Put (expiring January 1998,
                   exercise price $55) ..................                32,813
                                                                   ------------
                 Total Purchased Options
                   (cost $645,299) ......................               557,501
                                                                   ------------
                 Total Investments -- 91.2%
                   (cost $145,048,310) ..................           170,868,237
                                                                   ------------
 Principal
   Amount        Repurchase Agreements -- 9.7%
 ---------
$ 9,052,000      Repurchase Agreement, 6.25%, due 01/02/98,
                   dated 12/31/97, with J.P. Morgan,
                   collateralized by $6,910,000 U.S. Treasury
                   Bonds, 10.75%, due 08/15/05 valued at
                   $9,233,488; proceeds: $9,055,143 .....             9,052,000

  9,053,000      Repurchase Agreement, 6.60%, due 01/02/98,
                   dated 12/31/97, with Merrill Lynch, Pierce,
                   Fenner & Smith, collateralized by
                   $8,830,000 U.S. Treasury Bonds, 6.50%,
                   due 08/31/01 valued at $9,238,388;
                   proceeds: $9,056,319 .................             9,053,000
                                                                   ------------

                 Total Repurchase Agreements
                   (cost $18,105,000) ...................            18,105,000
                                                                   ------------

                 Liabilities in excess of other
                   assets -- (0.9%) .....................            (1,709,440)
                                                                   ------------

                 Net Assets -- 100.0% ...................          $187,263,797
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund Inc

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Common Stocks -- 94.4%

                 Basic Industries -- 12.6%
      80,000     Aluminum Company of America ............          $  5,630,000
     355,000     Cytec Industries * .....................            16,662,813
     110,000     Du Pont (E.I.) de Nemours ..............             6,606,875
     275,000     IMC Global .............................             9,006,250
     405,000     Martin Marietta Materials ..............            14,807,813
     370,000     OM Group ...............................            13,551,250
     207,000     Praxair ................................             9,315,000
     175,000     Union Camp .............................             9,395,313
      67,800     Vulcan Materials .......................             6,924,075
                                                                   ------------
                                                                     91,899,389
                                                                   ------------
                 Capital Goods -- 7.4%
     160,000     AlliedSignal ...........................             6,230,000
     195,800     Chicago Bridge & Iron ..................             3,181,750
     110,000     General Electric .......................             8,071,250
     109,400     Gulfstream Aerospace * .................             3,199,950
     140,000     Sealed Air * ...........................             8,645,000
      48,000     Silgan Holdings * ......................             1,560,000
     506,000     Tyco International .....................            22,801,625
                                                                   ------------
                                                                     53,689,575
                                                                   ------------
                 Consumer Cyclicals -- 10.8%
      26,200     Avon Products ..........................             1,608,025
     498,300     Champion Enterprises * .................            10,246,294
     240,000     Costco Companies * .....................            10,710,000
     140,000     Federated Department Stores * ..........             6,028,750
     366,500     Host Marriott * ........................             7,192,563
     195,000     Lear * .................................             9,262,500
     162,600     Sears, Roebuck .........................             7,357,650
     310,000     Sherwin-Williams .......................             8,602,500
     231,500     Tower Automotive * .....................             9,737,469
     270,000     U.S. Industries ........................             8,133,750
                                                                   ------------
                                                                     78,879,501
                                                                   ------------
                 Consumer Non-Cyclicals -- 10.5%
      50,000     Cablevision Systems * ..................             4,787,500
     649,100     Chiquita Brands International ..........            10,588,444
     175,400     Hormel Foods ...........................             5,744,350
      75,000     Loews ..................................             7,959,375
     344,200     Philip Morris Companies ................            15,596,563
     235,000     Tele-Communications, Liberty Media Group,
                 Class A * ..............................             8,518,750
     360,000     Tyson Foods, Class A ...................             7,380,000
     390,900     Viacom, Class B * ......................            16,197,919
                                                                   ------------
                                                                     76,772,901
                                                                   ------------
                 Energy -- 10.3%
     113,500     Amoco ..................................             9,661,688
     217,500     Dresser Industries .....................             9,121,406
     185,400     Mobil ..................................            13,383,563
     276,000     Royal Dutch Petroleum, 5 Guilder .......            14,955,750
     400,000     Suncor .................................            13,650,000
     225,000     Talisman Energy * ......................             6,834,375
     133,557     TOTAL - ADR ............................             7,412,414
                                                                   ------------
                                                                     75,019,196
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund Inc (continued)

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Financial Services -- 16.4%
      85,600     American Express .......................          $  7,639,800
      70,300     Associates First Capital ...............             5,000,088
     364,400     Bank of New York .......................            21,066,875
      41,000     BankAmerica ............................             2,993,000
     157,500     BankBoston .............................            14,795,156
     127,800     Dime Bancorp ...........................             3,865,950
     294,000     Federal Home Loan Mortgage Corporation .            12,329,625
      72,500     Fannie Mae .............................             4,137,031
     245,100     Nationwide Financial Services, Class A .             8,854,238
     229,400     Provident Companies ....................             8,860,575
     265,050     SunAmerica .............................            11,330,880
     334,027     Travelers Group ........................            17,995,705
                                                                   ------------
                                                                    118,868,923
                                                                   ------------
                 Health Care -- 9.2%
     110,000     Abbott Laboratories ....................             7,211,875
      92,500     American Home Products .................             7,076,250
     471,000     HEALTHSOUTH * ..........................            13,070,250
     120,000     Johnson & Johnson ......................             7,905,000
      59,500     Pacificare Health Systems, Class B * ...             3,116,313
     404,500     SmithKline Beecham - ADR ...............            20,806,469
      60,000     Warner-Lambert Company .................             7,440,000
                                                                   ------------
                                                                     66,626,157
                                                                   ------------
                 Real Estate Investment Trusts -- 5.5%
     235,000     Arden Realty Group .....................             7,226,250
     170,000     Brandywine Realty Trust ................             4,271,250
     234,800     Glenborough Realty Trust ...............             6,955,950
     112,000     Kilroy Realty ..........................             3,220,000
     146,200     Mills ..................................             3,581,900
     174,002     Patriot American Hospitality ...........             5,013,433
     126,000     Reckson Associates Realty ..............             3,197,250
     178,100     Sun Communities ........................             6,400,469
                                                                   ------------
                                                                     39,866,502
                                                                   ------------
                 Technology -- 4.0%
      75,000     3Com * .................................             2,620,312
     148,000     Data General * .........................             2,580,750
     120,000     International Business Machines ........            12,547,500
     113,200     Plantronics * ..........................             4,528,000
     110,000     Quantum * ..............................             2,206,875
     230,000     Seagate Technology * ...................             4,427,500
                                                                   ------------
                                                                     28,910,937
                                                                   ------------
                 Telecommunications & Utlilities -- 3.6%
     142,100     Frontier ...............................             3,419,282
     295,235     Tele-Communications, TCI Ventures
                   Group, Class A * .....................             8,358,829
     206,765     Tele-Communications, TCIGroup, Class A *             5,776,509
     307,400     Williams Companies .....................             8,722,475
                                                                   ------------
                                                                     26,277,095
                                                                   ------------
                 Transportation -- 4.1%
     225,000     Canadian National Railway ..............            10,631,250
     696,000     Canadian Pacific .......................            18,966,000
                                                                   ------------
                                                                     29,597,250
                                                                   ------------
                 Total Common Stocks
                   (cost $460,354,514) ..................           686,407,426
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund Inc (concluded)

--------------------------------------------------------------------------------
   Principal                                                            Value
      Amount     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Convertible Corporate Bonds -- 0.4%

                 Consumer Cyclicals -- 0.4%
$ 2,000,000      Federated Department Stores, 5.00%, due
                   10/01/03 (cost $2,000,000) .........            $  2,695,000
                                                                   ------------
                 Total Investments -- 94.8%
                   (cost $462,354,514) ................             689,102,426
                                                                   ------------
                 Repurchase Agreements -- 5.9%
 21,527,000      Repurchase Agreement, 6.25%, due
                   01/02/98, dated 12/31/97 with J.P.
                   Morgan Securities, collateralized by
                   $16,433,000 U.S. Treasury Bonds, 10.75%,
                   due 08/15/05, valued at $21,958,596;
                   proceeds: $21,534,475 ..............              21,527,000
 21,528,000      Repurchase Agreement, 6.60%, due
                   01/02/98, dated 12/31/97 with Merrill
                   Lynch, Pierce, Fenner & Smith,
                   collateralized by $20,990,000 U.S.
                   Treasury Bonds, 6.50%, due 08/31/01,
                   valued at $21,960,788;
                   proceeds: $21,535,894 ..............              21,528,000
                                                                   ------------
                 Total Repurchase Agreements
                   (cost $43,055,000) .................              43,055,000
                                                                   ------------
                 Liabilities in excess of other
                   assets -- (0.7%) ...................              (5,164,575)
                                                                   ------------
                 Net Assets -- 100.0% .................            $726,992,851
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Common Stocks -- 45.3%

                 Basic Industries -- 4.5%
       9,000     AK Steel Holding .......................           $   159,188
      22,000     Aluminum Company of America ............             1,548,250
      10,000     Monsanto ...............................               420,000
      16,000     Nalco Chemical .........................               633,000
      20,000     Union Camp .............................             1,073,750
      15,800     Vulcan Materials .......................             1,613,575
      20,000     Weyerhaeuser ...........................               981,250
      26,000     Willamette Industries ..................               836,875
                                                                    -----------
                                                                      7,265,888
                                                                    -----------
                 Capital Goods -- 2.1%
      16,000     Boeing .................................               783,000
      15,000     Fluor ..................................               560,625
      43,000     Stone & Webster ........................             2,015,625
                                                                    -----------
                                                                      3,359,250
                                                                    -----------
                 Consumer Cyclicals -- 2.9%
      30,000     Chrysler ...............................             1,055,625
      20,726     Cooper Industries ......................             1,015,574
      19,000     Eastman Kodak ..........................             1,155,438
      12,100     May Department Stores ..................               637,519
      18,000     Sears, Roebuck .........................               814,500
                                                                    -----------
                                                                      4,678,656
                                                                    -----------
                 Consumer Non-Cyclicals -- 3.3%
      67,000     Food Lion, Class A .....................               565,313
      83,000     Food Lion, Class B .....................               684,750
      40,000     Hormel Foods ...........................             1,310,000
      30,000     Philip Morris Companies ................             1,359,375
      15,000     Ralston Purina .........................             1,394,063
                                                                    -----------
                                                                      5,313,501
                                                                    -----------
                 Energy -- 7.1%
      11,500     Amoco ..................................               978,926
      50,000     Dresser Industries .....................             2,096,875
      18,000     Exxon ..................................             1,101,375
      60,000     Lyondell Petrochemical .................             1,590,000
       4,000     Mobil ..................................               288,750
       7,500     Pioneer Natural Resources ..............               217,017
      16,000     Royal Dutch Petroleum, 5 Guilder .......               867,000
      85,000     Suncor .................................             2,900,625
      12,000     Texaco .................................               652,500
      25,000     USX - Marathon Group ...................               843,750
                                                                    -----------
                                                                     11,536,818
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Financial Services -- 4.4%
      15,000     Allstate ...............................           $ 1,363,125
      20,000     Bay View Capital .......................               725,000
      23,000     Chubb ..................................             1,739,375
       7,000     Cigna ..................................             1,211,438
       5,300     Citicorp ...............................               670,119
      12,000     Marsh & McLennan .......................               894,750
      10,000     Merrill Lynch ..........................               345,000
       5,700     Nationwide Financial Services, Class A .               205,913
                                                                    -----------
                                                                      7,154,720
                                                                    -----------
                 Health Care -- 2.7%
      22,000     American Home Products .................             1,683,000
      26,000     Bausch & Lomb ..........................             1,030,250
      33,400     SmithKline Beecham - ADR ...............             1,718,013
                                                                    -----------
                                                                      4,431,263
                                                                    -----------
                 Real Estate Investment Trusts -- 8.4%
      30,000     Arden Realty Group .....................               922,500
      35,000     Bedford Property Investors .............               765,625
      55,000     Brandywine Realty Trust ................             1,381,875
      45,000     Duke Realty Investments ................             1,091,250
      60,000     Excel Realty Trust .....................             1,890,000
      65,000     Glenborough Realty Trust ...............             1,925,625
      40,000     Golf Trust of America ..................             1,160,000
      75,000     Mid Atlantic Realty Trust ..............             1,101,563
      30,000     Patriot American Hospitality ...........               864,375
      18,000     Prentiss Properties Trust ..............               502,875
      35,000     Reckson Associates Realty ..............               888,125
      35,000     Sun Communities ........................             1,257,813
                                                                    -----------
                                                                     13,751,626
                                                                    -----------
                 Technology -- 1.0%
      18,000     Pitney Bowes ...........................             1,618,875
                                                                    -----------
                 Telecommunications & Utilities -- 6.5%
      60,000     BCE ....................................             1,998,750
      40,000     Edison International ...................             1,087,500
      60,000     Frontier ...............................             1,443,750
      28,000     GTE ....................................             1,463,000
      45,000     Houston Industries .....................             1,200,938
      25,000     SBC Communications .....................             1,831,250
      58,000     Williams Companies .....................             1,645,750
                                                                    -----------
                                                                     10,670,938
                                                                    -----------
                 Transportation -- 2.4%
      70,000     Canadian National Railway ..............             3,307,500
      25,000     Canadian Pacific .......................               681,250
                                                                    -----------
                                                                      3,988,750
                                                                    -----------
                 Total Common Stocks
                   (cost $62,034,099) ...................            73,770,285
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

--------------------------------------------------------------------------------
                                                                        Value
      Shares     Description                                          (Note 1a)
--------------------------------------------------------------------------------
                 Convertible Preferred Stocks -- 3.3%

                 Consumer Cyclicals -- 0.4%
      20,000     Hollinger International 9.75% ..........           $   257,500
       6,000     Host Marriott 6.75% ....................               366,000
                                                                    -----------
                                                                        623,500
                                                                    -----------
                 Consumer Non-Cyclicals -- 0.8%
       8,500     Chiquita Brands $2.875 .................               435,094
       5,000     Fort James $3.50 .......................               278,750
       5,000     Ralston Purina 7.00% ...................               348,125
       6,236     Samsonite 2.85% ........................               197,214
                                                                    -----------
                                                                      1,259,183
                                                                    -----------
                 Energy -- 0.5%
       6,000     EVI $0.625 .............................               277,125
      14,000     Enron 6.25% ............................               288,750
       6,000     Ultramar Diamond Shamrock 5.00% ........               371,250
                                                                    -----------
                                                                        937,125
                                                                    -----------
                 Financial Services -- 0.9%
       7,500     BTI Capital Trust 6.50% ................               363,750
       5,000     Finova Finance Trust 5.50% .............               350,000
       1,500     Protective Life Capital Trust II 6.50% .                82,500
       5,000     St. Paul Capital 6.00% .................               360,000
       4,000     Tosco Financing Trust 5.75% ............               259,000
                                                                    -----------
                                                                      1,415,250
                                                                    -----------
                 Media -- 0.2%
      10,000     Cablevision Systems 8.50% ..............               385,000
                                                                    -----------
                 Telecommunications & Utilities -- 0.5%
      15,000     Mobile Telecommunication Technologies $2.25            495,000
       5,000     TCI Communications $2.125 ..............               320,625
                                                                    -----------
                                                                        815,625
                                                                    -----------
                 Total Convertible Preferred Stocks
                   (cost $4,859,108) ....................             5,435,683
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Corporate Bonds -- 19.9%

              Basic Industries -- 2.0%
$   100,000   Algoma Steel .................          12.375%  07/15/05   $   116,000
    250,000   Allied Waste (Zero Coupon until
                06/01/02, 11.30% thereafter) (a)      10.742   06/01/07       175,625
    100,000   Alvey Systems ................          11.375   01/31/03       109,000
    200,000   Clark-Schwebel ...............          10.500   04/15/06       219,000
    125,000   Commonwealth Aluminum ........          10.750   10/01/06       135,000
    100,000   Crown Paper ..................          11.000   09/01/05       102,000
    200,000   Doman Industries Limited .....           8.750   03/15/04       191,000
    250,000   Insilco ......................          10.250   08/15/07       260,625
    200,000   Norcal Waste Systems * .......          13.500   11/15/05       232,000
    250,000   Nortek .......................           9.125   09/01/07       251,875
    675,000   Pohang Iron & Steel ..........           7.500   08/01/02       560,230
    100,000   Renco Metals .................          11.500   07/01/03       106,000
    250,000   Shop Vac .....................          10.625   09/01/03       273,438
    200,000   Southdown ....................          10.000   03/01/06       219,500
    250,000   Stone Container ..............          12.250   04/01/02       253,125
                                                                          -----------
                                                                            3,204,418
                                                                          -----------
              Conglomerates -- 0.2%
    350,000   Tenneco ......................           7.875   04/15/27       382,911
                                                                          -----------
              Consumer Cyclicals -- 3.3%
    250,000   Ameristar Casinos ............          10.500   08/01/04       256,250
    250,000   Cinemark USA .................           9.625   08/01/08       260,625
    250,000   Cole National ................           8.625   08/15/07       250,000
    100,000   Collins & Aikman, Series B ...          10.000   01/15/07       104,000
    250,000   Grand Casinos ................           9.000   10/15/04       251,250
    100,000   Herff Jones ..................          11.000   08/15/05       109,000
    200,000   Hines Horticulture ...........          11.750   10/15/05       219,000
    600,000   Hollinger (a) ................     6.209-6.637   10/05/13       233,250
    250,000   International Knife & Saw ....          11.375   11/15/06       271,250
    250,000   Jitney-Jungle Stores .........          12.000   03/01/06       283,750
    250,000   North Atlantic Trading .......          11.000   06/15/04       262,500
    250,000   Polymer Group ................           9.000   07/01/07       250,625
    250,000   Prime Hospitality ............           9.750   04/01/07       267,500
    250,000   Regal Cinemas ................           8.500   10/01/07       253,125
    400,000   Revlon Worldwide (a) .........   10.906-11.591   03/15/01       279,000
    250,000   Ridell Sports ................          10.500   07/15/07       258,125
  1,275,000   Staples ......................           7.125   08/15/07     1,295,349
    200,000   Wyndham Hotel ................          10.500   05/15/06       234,000
                                                                          -----------
                                                                            5,338,599
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Consumer Non-Cyclicals -- 2.4%
$   100,000   American Safety Razor ........           9.875%  08/01/05   $   107,375
    200,000   Berry Plastics ...............          12.250   04/15/04       221,500
    100,000   Borg-Warner ..................           9.125   05/01/03       102,000
    250,000   B&G Foods ....................           9.625   08/01/07       253,125
    100,000   Carr-Gottstein Foods .........          12.000   11/15/05       111,000
    200,000   CFP Holdings .................          11.625   01/15/04       201,000
    200,000   Eyecare Centers of America ...          12.000   10/01/03       217,000
    125,000   French Fragrances ............          10.375   05/15/07       131,250
    250,000   Iron Mountain ................          10.125   10/01/06       275,000
    150,000   Pueblo Xtra International ....           9.500   08/01/03       142,875
    200,000   Radnor Holdings ..............          10.000   12/01/03       208,500
    163,000   Rayovac ......................          10.250   11/01/06       178,485
    100,000   Selmer .......................          11.000   05/15/05       109,500
    200,000   Stroh Brewery ................          11.100   07/01/06       181,000
    150,000   Tekni-Plex ...................          11.250   04/01/07       162,000
  1,150,000   Texas Instruments ............           6.125   02/01/06     1,127,161
    250,000   Williams Scotsman ............           9.875   06/01/07       257,500
                                                                          -----------
                                                                            3,986,271
                                                                          -----------
              Energy -- 1.4%
    250,000   Bellwether Exploration .......          10.875   04/01/07       275,000
    200,000   Benton Oil & Gas .............          11.625   05/01/03       220,500
    200,000   Cliffs Drilling ..............          10.250   05/15/03       216,000
    250,000   Dailey Petroleum Services ....           9.750   08/15/07       260,625
    200,000   National Energy Group ........          10.750   11/01/06       207,500
    250,000   Snyder Oil ...................           8.750   06/15/07       251,563
    650,000   Sun ..........................           7.950   12/15/01       685,204
    200,000   Transamerican Energy (Zero Coupon until
                06/15/99, 13.00% thereafter) (a)      13.000   06/15/02       161,500
                                                                          -----------
                                                                            2,277,892
                                                                          -----------
              Financial Services -- 5.5%
  1,000,000   Banc One .....................           7.600   05/01/07     1,074,870
  1,125,000   Bank One Auto Grantor Trust ..           6.290   07/20/04     1,126,406
  1,375,000   Chase Manhattan Auto Owner Trust         6.250   11/15/00     1,378,438
    400,000   Coleman Escrow (a) ...........          11.125   05/15/01       266,000
    100,000   Dollar Financial .............          10.875   11/15/06       108,500
    795,746   Green Tree Financial .........           7.070   02/15/16       818,624
    275,000   Maylayan Bank ................           7.125   09/15/05       250,401
    750,000   Midland Bank .................           7.650   05/01/25       815,295
  1,800,000   Nationsbank Credit Card Master Trust     6.450   04/15/03     1,817,424
  1,240,000   Standard Credit Card Master Trust        7.850   02/07/02     1,279,519
                                                                          -----------
                                                                            8,935,477
                                                                          -----------
              Health Care -- 0.2%
    100,000   Fresenius Medical Care .......           9.000   12/01/06       105,000
    150,000   Genesis Eldercare ............           9.000   08/01/07       147,188
    150,000   Integrated Health Services ...           9.500   09/15/07       154,500
                                                                          -----------
                                                                              406,688
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Media -- 1.6%
$   200,000   Adelphia Communications ......          10.500%  07/15/04   $   214,250
    200,000   American Media Operation .....          11.625   11/15/04       217,000
  1,000,000   Belo (A.H.) ..................           7.250   09/15/27     1,022,600
    200,000   Cablevision Systems ..........          10.500   05/15/16       233,000
    325,000   Diamond Cable (Zero Coupon
                until 12/15/00, 11.75%
                thereafter) (a) ............   10.594-11.750   12/15/05       252,688
    300,000   Marcus Cable (Zero Coupon
                until 06/15/00, 14.25%
                thereafter) (a) ............   12.642-12.921   12/15/05       259,500
    200,000   SFX Broadcasting .............          10.750   05/15/06       219,500
    150,000   United International Holdings (a)       13.187   11/15/99       123,000
                                                                          -----------
                                                                            2,541,538
                                                                          -----------
              Technology -- 2.3%
    250,000   Axiohm Transaction Solution ..           9.750   10/01/07       255,625
    250,000   Burke Industries .............          10.000   08/15/07       258,125
    250,000   Decisionone ..................           9.750   08/01/07       258,125
    850,000   Empresa Electric Pehuenche ...           7.300   05/01/03       863,362
    100,000   Exide Electronics Group ......          11.500   03/15/06       119,000
  1,125,000   First Data ...................           6.375   12/15/07     1,120,388
    250,000   High Voltage Engineering .....          10.500   08/15/04       260,625
    200,000   Packard Bioscience ...........           9.375   03/01/07       192,000
    100,000   Talley Manufacturing & Technology       10.750   10/15/03       106,500
    250,000   Unisys .......................          11.750   10/15/04       286,250
                                                                          -----------
                                                                            3,720,000
                                                                          -----------
              Telecommunications & Utilities -- 0.6%
    250,000   Comcast Cellular .............           9.500   05/01/07       260,000
    125,000   ICG Holdings (Zero Coupon until
                09/15/00, 13.50% thereafter) (a)      12.725   09/15/05       102,656
    150,000   NTL (Zero Coupon until 02/01/01,
                11.50% thereafter) (a) .....          11.804   02/01/06       117,750
    250,000   Rogers Communications ........           8.875   07/15/07       250,000
    250,000   Venture Holding Trust ........           9.500   07/01/05       252,500
                                                                          -----------
                                                                              982,906
                                                                          -----------
              Transportation -- 0.4%
    125,000   Loomis Fargo .................          10.000   01/15/04       128,750
    200,000   Ryder TRS ....................          10.000   12/01/06       201,000
    400,000   TFM (Zero Coupon until 06/15/02,
                11.75% thereafter) (a) .....          11.398   06/15/09       255,000
                                                                          -----------
                                                                              584,750
                                                                          -----------
              Total Corporate Bonds
                (cost $31,731,845) .........                               32,361,450
                                                                          -----------
              Convertible Corporate Bonds -- 6.8%

              Basic Industries -- 0.5%
    500,000   Cypress Semiconductor ........           6.000   10/01/02       423,125
    500,000   Integrated Process Equipment .           6.250   09/15/04       415,625
                                                                          -----------
                                                                              838,750
                                                                          -----------
              Conglomerates -- 0.2%
    400,000   Loews ........................           3.125   09/15/07       387,000
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Consumer Cyclicals -- 1.5%
$   750,000   Costco Companies (a) .........    3.270-3.500%   08/19/17   $   447,188
    350,000   Federated Department Stores ..           5.000   10/01/03       471,625
    500,000   Fine Host ....................           5.000   11/01/04       340,000
    500,000   Interpublic Group of Companies           1.800   09/16/04       411,875
    350,000   Rite Aid .....................           5.250   09/15/02       378,000
    300,000   Tower Automotive .............           5.000   08/01/04       312,000
     50,000   Tower Automotive .............           5.000   08/01/04        51,125
                                                                          -----------
                                                                            2,411,813
                                                                          -----------
              Consumer Non-Cyclicals -- 0.6%
    250,000   Alberto-Culver ...............           5.500   06/30/05       424,063
  1,000,000   Roche Holdings (a) ...........     5.325-5.565   04/20/10       552,500
                                                                          -----------
                                                                              976,563
                                                                          -----------
              Energy -- 0.8%
    500,000   Consolidated Natural Gas .....           7.250   12/15/15       566,250
    400,000   Oryx Energy ..................           7.500   05/15/14       404,000
    400,000   Pogo Producing ...............           5.500   06/15/06       384,500
                                                                          -----------
                                                                            1,354,750
                                                                          -----------
              Financial Services -- 0.5%
    300,000   Morgan Stanley ...............           2.000   03/29/02       357,750
    400,000   Xerox Credit .................           2.875   07/01/02       392,000
                                                                          -----------
                                                                              749,750
                                                                          -----------
              Health Care -- 0.5%
    300,000   Athena Neurosciences .........           4.750   11/15/04       301,500
    500,000   Mark IV Industries ...........           4.750   11/01/04       468,750
                                                                          -----------
                                                                              770,250
                                                                          -----------
              Media -- 0.2%
    750,000   Time Warner (a) ..............     4.841-4.959   06/22/13       376,875
                                                                          -----------
              Technology -- 1.0%
    300,000   Adaptec ......................           4.750   02/01/04       294,000
    400,000   Data General .................           6.000   05/15/04       392,000
    300,000   Kent Electronics .............           4.500   09/01/04       252,750
    200,000   Level One Communications .....           4.000   09/01/04       196,750
    100,000   Micron Technology ............           7.000   07/01/04        92,000
    100,000   Photronics ...................           6.000   06/01/04       111,000
    350,000   VLSI Technology ..............           8.250   10/01/05       338,625
                                                                          -----------
                                                                            1,677,125
                                                                          -----------
              Telecommunications & Utilities -- 1.0%
    350,000   DSC Communications ...........           7.000   08/01/04       331,188
    500,000   NTL ..........................           7.000   06/15/08       490,000
    400,000   Synoptics Communications .....           5.250   05/15/03       384,500
    500,000   Tele-Communications ..........           4.500   02/15/06       430,000
                                                                          -----------
                                                                            1,635,688
                                                                          -----------
              Total Convertible Corporate Bonds
                (cost $11,189,181)                                         11,178,564
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)


-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              U.S. Government & Agency -- 17.1%

$   353,343   Federal Home Loan Mortgage
                Corporation ........................   7.000%  03/01/11  $    360,064
  1,376,724   Federal Home Loan Mortgage
                Corporation ........................   8.000   07/01/20     1,443,523
  2,500,000   Federal Home Loan Mortgage
                Corporation (b) ....................   6.500      **        2,471,094
    283,960   Federal Home Loan Mortgage
                Corporation ........................   6.500   03/01/26       280,943
    271,509   Federal Home Loan Mortgage
                Corporation ........................   6.500   03/01/26       268,919
    399,858   Federal Home Loan Mortgage
                Corporation ........................   6.500   05/01/26       396,043
    885,000   Federal National Mortgage
                Association (b) ....................   6.500      **          886,106
  1,500,000   Federal National Mortgage
                Association (b) ....................   6.500      **        1,481,250
  1,225,000   Federal National Mortgage
                Association (b) ....................   7.000      **        1,233,805
  1,450,000   Federal National Mortgage
                Association (b) ....................   7.500      **        1,483,984
  1,375,000   Federal National Mortgage
                Association (b) ....................   8.000      **        1,423,555
     40,090   Federal National Mortgage
                Association ........................   6.500   10/01/10        40,355
    282,746   Federal National Mortgage
                Association ........................   6.500   10/01/11       283,276
     84,394   Federal National Mortgage
                Association ........................   7.500   08/01/23        86,707
    863,475   Federal National Mortgage
                Association ........................   7.574   11/01/24       895,319
     89,630   Federal National Mortgage
                Association ........................   7.000   09/01/25        90,629
     82,332   Federal National Mortgage
                Association ........................   6.500   12/01/25        81,624
    286,545   Federal National Mortgage
                Association ........................   7.000   03/01/26       288,874
    464,139   Federal National Mortgage
                Association ........................   6.500   06/01/26       459,275
    487,670   Federal National Mortgage
                Association ........................   7.000   03/01/27       491,632
    734,233   Government National Mortgage
                Association (c) ....................   7.000   09/20/22       754,424
     83,888   Government National Mortgage
                Association ........................   7.500   01/15/23        86,215
    190,754   Government National Mortgage
                Association ........................   7.500   03/15/26       195,583
    445,597   Government National Mortgage
                Association ........................   7.500   03/15/27       456,706
  1,650,000   U.S. Treasury Bond (c) ...............   6.125   11/15/27     1,695,639
    800,000   U.S. Treasury Bond (c) ...............   6.375   08/15/27       843,752
  1,000,000   U.S. Treasury Note (c) ...............   5.625   10/31/99       999,060
    900,000   U.S. Treasury Note (c) ...............   6.375   04/30/99       908,154
  1,000,000   U.S. Treasury Note (c) ...............   6.375   05/15/00     1,015,000
  2,200,000   U.S. Treasury Note (c) ...............   6.500   10/15/06     2,303,466
    555,000   U.S. Treasury Note (c) ...............   6.625   05/15/07       587,434
  3,400,000   U.S. Treasury Note (d) ...............   6.125   08/15/07     3,494,044
                                                                         ------------
              Total U.S. Government & Agency
                (cost $27,380,187) .................                       27,786,454
                                                                         ------------
              Total Investments -- 92.4%
                (cost $137,194,420) ................                      150,532,436
                                                                         ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (concluded)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Repurchase Agreements -- 18.3%
$ 7,000,000   Repurchase Agreement dated
                12/31/97, with J.P.
                Morgan Securities,
                collateralized by $5,349,000
                U.S. Treasury Bonds, 8.75%,
                due 05/15/20 valued at
                $7,140,915;
                proceeds: $7,002,431 ...............   6.250%  01/02/98  $  7,000,000
 22,844,000   Repurchase Agreement dated
                12/31/97, with Merrill
                Lynch, Pierce, Fenner &
                Smith, collateralized by
                $22,275,000 U.S. Treasury
                Bonds, 6.50%, due 08/31/01,
                valued at $23,305,219;
                proceeds: $22,852,376 ..............   6.600`   1/02/98    22,844,000
                                                                         ------------
              Total Repurchase Agreements
                (cost $29,844,000) .................                       29,844,000
                                                                         ------------
              Liabilities in excess of
                other assets -- (10.7%) ............                      (17,490,733)
                                                                         ------------
              Net Assets -- 100.0% .................                     $162,885,703
                                                                         ============

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**  To be announced.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Mortgage dollar roll. See note 1.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
(d) All or part of the security is subject to repurchase under reverse repurchase agreements as of December 31, 1997.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Corporate Bonds -- 71.4%

              Basic Industries -- 9.5%
$   500,000   Algoma Steel .......................    12.375%  07/15/05   $   580,000
  2,500,000   Allied Waste (Zero Coupon until
                06/01/02, 11.30% thereafter) (a)      10.708   06/01/07     1,756,250
  1,250,000   Alvey Systems ......................    11.375   01/31/03     1,362,500
  1,000,000   American Architecture ..............    11.750   12/01/07     1,015,000
  3,000,000   Asia Pulp & Paper ..................    12.000   12/29/49     2,587,500
    500,000   Asia Pulp & Paper International
                Finance ..........................    11.750   10/01/05       462,500
  1,000,000   Clark-Schwebel .....................    10.500   04/15/06     1,095,000
  4,001,478   Clark-Schwebel, Series A ...........    12.500   07/15/07     4,261,574
  2,500,000   Commonwealth Aluminum ..............    10.750   10/01/06     2,700,000
    500,000   Crown Paper ........................    11.000   09/01/05       510,000
  1,000,000   DI Industries ......................     8.875   07/01/07     1,035,000
  1,500,000   Doman Industries Limited ...........     8.750   03/15/04     1,432,500
  3,000,000   Envirosource .......................     9.750   06/15/03     3,052,500
  1,000,000   Envirosource, Series B .............     9.750   06/15/03     1,005,000
  5,000,000   Foamex .............................     9.875   06/15/07     5,125,000
  4,250,000   Insilco ............................    10.250   08/15/07     4,430,625
  5,000,000   International Semi-Technology
                (Zero Coupon until 08/15/00,
                11.50% thereafter) (a) ...........    14.977   08/15/03     1,800,000
  2,000,000   Norcal Waste Systems * .............    13.500   11/15/05     2,320,000
  1,500,000   Nortek .............................     9.125   09/01/07     1,511,250
  2,500,000   Plastic Containers .................    10.000   12/15/06     2,662,500
  1,000,000   Renco Metals .......................    11.500   07/01/03     1,060,000
  2,000,000   Royal Oak Mines ....................    11.000   08/15/06     1,420,000
  2,000,000   Sequa ..............................     9.375   12/15/03     2,080,000
    500,000   Southdown ..........................    10.000   03/01/06       548,750
  3,500,000   Stellex Industries .................     9.500   11/01/07     3,552,500
  2,000,000   Stone Container ....................    12.250   04/01/02     2,025,000
    334,000   Terex ..............................    13.250   05/15/02       377,420
  1,500,000   Texas Petrochemical ................    11.125   07/01/06     1,620,000
  1,500,000   Wheeling-Pittsburgh ................     9.250   11/15/07     1,455,000
                                                                          -----------
                                                                           54,843,369
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Consumer Cyclicals -- 14.3%
$ 2,750,000   Ameristar Casinos .............        10.500%  08/01/04   $ 2,818,750
  2,000,000   Anchor Advanced Products ......        11.750   04/01/04     2,160,000
  1,000,000   Big Flower Press ..............         8.875   07/01/07     1,012,500
  3,000,000   Cinemark USA ..................         9.625   08/01/08     3,127,500
  3,300,000   Cole National Group ...........         9.875   12/31/06     3,514,500
  1,000,000   Cole National Group ...........         8.625   08/15/07     1,000,000
  5,000,000   Collins & Aikman, Series B ....        10.000   01/15/07     5,200,000
  2,000,000   Delta Beverage ................         9.750   12/15/03     2,090,000
  3,000,000   Finlay Enterprises (Zero Coupon
              until 05/01/98, 12.00%
              thereafter) (a) ...............        10.861   05/01/05     2,955,000
  7,000,000   Fox Kids Worldwide (Zero Coupon
              until 11/01/02, 10.25%
              thereafter) (a) ...............        10.250   11/01/07     4,147,500
  4,000,000   Glasstech .....................        12.750   07/01/04     4,180,000
  3,000,000   Grand Casinos .................         9.000   10/15/04     3,015,000
  1,000,000   Herff Jones ...................        11.000   08/15/05     1,090,000
  2,000,000   Hines Horticulture ............        11.750   10/15/05     2,190,000
  1,000,000   Hollinger International Publishing      9.250   02/01/06     1,050,000
  1,000,000   Hollinger International Publishing      9.250   03/15/07     1,050,000
  4,800,000   Hollinger (a) .................   6.062-6.091   10/05/13     1,866,000
  2,250,000   International Knife & Saw .....        11.375   11/15/06     2,441,250
  1,500,000   Jitney-Jungle Stores ..........        12.000   03/01/06     1,702,500
  1,800,000   Lamar Advertising .............         9.625   12/01/06     1,946,250
  2,000,000   Maxim Group ...................         9.250   10/15/07     1,980,000
  1,000,000   Neenah ........................        11.125   05/01/07     1,097,500
  1,000,000   Newport News Shipbuilding .....         9.250   12/01/06     1,057,500
  4,000,000   North Atlantic Trading ........        11.000   06/15/04     4,200,000
  1,000,000   Perry-Judd ....................        10.625   12/15/07     1,045,000
  4,000,000   Polymer Group .................         9.000   07/01/07     4,010,000
  2,250,000   Polytama ......................        11.250   06/15/07     1,676,250
  3,000,000   Prime Hospitality .............         9.750   04/01/07     3,210,000
  6,000,000   Revlon Worldwide (a) .......... 10.750-11.566   03/15/01     4,185,000
  1,000,000   Sealy Mattress ................         9.875   12/15/07     1,023,750
  2,000,000   Sealy Mattress (Zero Coupon until
                12/15/02, 10.875% thereafter) (a)    10.875   12/15/07     1,210,000
  1,100,000   Simmons .......................        10.750   04/15/06     1,163,250
  1,500,000   Sun International Hotels ......         8.625   12/15/07     1,522,500
  1,375,000   Sun International Hotels ......         9.000   03/15/07     1,419,688
  3,000,000   Trident Automotive ............        10.000   12/15/05     3,082,500
  2,000,000   Wyndham Hotel .................        10.500   05/15/06     2,340,000
                                                                          -----------
                                                                           82,779,688
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Consumer Non-Cyclicals -- 10.1%
$ 1,500,000   Berry Plastics ...............          12.250%  04/15/04   $ 1,661,250
    396,000   Borg-Warner ..................           9.125   05/01/03       403,920
  2,500,000   Bruno's Food (d) .............          10.500   08/01/05       850,000
  3,500,000   B&G Foods ....................           9.625   08/01/07     3,543,750
  1,000,000   Carr-Gottstein Foods .........          12.000   11/15/05     1,110,000
  2,000,000   CFP Holdings .................          11.625   01/15/04     2,010,000
  1,000,000   Dade International ...........          11.125   05/01/06     1,112,500
  1,500,000   Doane Products ...............          10.625   03/01/06     1,620,000
  1,000,000   Ekco Group ...................           9.250   04/01/06     1,040,000
  1,150,000   Fleming Companies ............          10.500   12/01/04     1,213,250
  1,000,000   Fleming Companies ............          10.625   07/31/07     1,060,000
    750,000   Harvey Casinos ...............          10.625   06/01/06       817,500
  2,000,000   Hills Stores .................          12.500   07/01/03     1,570,000
  1,300,000   IMED .........................           9.750   12/01/06     1,371,500
  4,000,000   Imperial Holly ...............           9.750   12/15/07     4,045,000
  2,000,000   Iowa Select Farms ............          10.750   12/01/05     2,062,500
  1,000,000   Iron Mountain ................          10.125   10/01/06     1,100,000
  2,010,483   Jordan Industries (Zero
                Coupon until 04/01/02,
                11.75%thereafter) (a) ......          11.750   04/01/09     1,196,237
  7,000,000   Nebco Evans Holding (Zero
                Coupon until 07/15/02,
                12.375% thereafter) (a) ....   10.875-11.041   07/15/07     4,585,000
  1,000,000   Plastic Specialties ..........          11.250   12/01/03     1,070,000
  2,500,000   Pueblo Xtra International ....           9.500   08/01/03     2,387,500
  1,000,000   Pueblo Xtra International ....           9.500   08/01/03       952,500
  2,000,000   Radnor Holdings ..............          10.000   12/01/03     2,085,000
  1,949,000   Rayovac ......................          10.250   11/01/06     2,134,155
  2,000,000   SC International Services ....           9.250   09/01/07     2,080,000
  2,905,000   Selmer .......................          11.000   05/15/05     3,180,975
  2,000,000   Specialty Foods ..............          11.125   10/01/02     2,020,000
  2,000,000   Stroh Brewery ................          11.100   07/01/06     1,810,000
  4,000,000   Tekni-Plex ...................          11.250   04/01/07     4,320,000
  4,000,000   Williams Scotsman ............           9.875   06/01/07     4,120,000
                                                                          -----------
                                                                           58,532,537
                                                                          -----------
              Energy -- 7.1%
  1,500,000   AEI Holding ..................          10.000   11/15/07     1,548,750
  3,000,000   Bellwether Exploration .......          10.875   04/01/07     3,300,000
  3,000,000   Benton Oil & Gas .............          11.625   05/01/03     3,307,500
  1,500,000   Clark Refining & Marketing ...           8.875   11/15/07     1,522,500
  1,500,000   Cliffs Drilling ..............          10.250   05/15/03     1,620,000
  3,000,000   Companhia Energetica Sao Paul *          9.125   06/26/07     2,711,250
  2,000,000   Costilla Energy ..............          10.250   10/01/06     2,090,000
  1,000,000   Cross Timbers Oil ............           8.750   11/01/09     1,021,250
  2,000,000   Cross Timbers Oil, Series B ..           9.250   04/01/07     2,080,000
  3,500,000   Dailey Petroleum Services ....           9.750   08/15/07     3,648,750
  1,000,000   Magnum Hunter Resources ......          10.000   06/01/07     1,020,000
  3,000,000   Murrin Murrin ................           9.375   08/31/07     2,985,000
  2,000,000   National Energy Group ........          10.750   11/01/06     2,075,000
  1,250,000   Parker Drilling ..............           9.750   11/15/06     1,340,625
  1,000,000   Transamerican Energy .........          11.500   06/15/02     1,005,000
  4,000,000   Transamerican Energy (Zero
                Coupon until 06/15/99,
                13.00% thereafter) (a) .....   13.000-18.293   06/15/02     3,230,000
  3,000,000   Trico Marine .................           8.500   08/01/05     3,056,250
  3,500,000   United Refining ..............          10.750   06/15/07     3,605,000
                                                                          -----------
                                                                           41,166,875
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Financial Services -- 3.8%
$ 5,000,000   Coleman Escrow (a) ...........          11.125%  05/15/01   $ 3,325,000
    525,000   Dollar Financial .............          10.875   11/15/06       569,625
  1,500,000   DVI ..........................           9.875   02/01/04     1,530,000
  1,000,000   Imperial Credit Industries ...           9.875   01/15/07       980,000
  2,000,000   Intertek Finance PLC .........          10.250   11/01/06     2,090,000
  1,500,000   K Mart Funding ...............           9.440   07/01/18     1,601,295
  3,000,000   Pindo Deli Finance ...........          10.750   10/01/07     2,595,000
  4,000,000   Polysindo International Finance          9.375   07/30/07     2,880,000
  2,000,000   Tembec Finance ...............           9.875   09/30/05     2,040,000
  5,000,000   Tjiwi Kimia Financial ........          10.000   08/01/04     4,200,000
                                                                          -----------
                                                                           21,810,920
                                                                          -----------
              Health Care -- 2.5%
  1,000,000   Fresenius Medical Care .......           9.000   12/01/06     1,050,000
  2,000,000   Genesis Eldercare ............           9.000   08/01/07     1,962,500
  1,500,000   Graham Field Health Products .           9.750   08/15/07     1,563,750
  3,500,000   Imagyn Medical Technology ....          12.500   04/01/04     3,333,750
  3,500,000   Integrated Health Services ...           9.500   09/15/07     3,605,000
  2,000,000   Integrated Health Services ...           9.250   01/15/08     2,040,000
  1,000,000   Maxxim Medical ...............          10.500   08/01/06     1,092,500
                                                                          -----------
                                                                           14,647,500
                                                                          -----------
              Media -- 8.9%
  2,000,000   Adelphia Communications ......          10.500   07/15/04     2,142,500
  1,600,000   Adelphia Communications ......           9.250   10/01/02     1,632,000
  1,500,000   Adelphia Communications,
                Series B ...................           9.875   03/01/07     1,578,750
  2,500,000   American Media Operation .....          11.625   11/15/04     2,712,500
  3,000,000   Cablevision Systems ..........          10.500   05/15/16     3,495,000
  2,500,000   Century Communications .......           8.750   10/01/07     2,550,000
  1,750,000   Century Communications .......           8.375   12/15/07     1,723,750
  1,500,000   Chancellor Media .............           9.375   10/01/04     1,560,000
  2,000,000   Citadel Broadcasting .........          10.250   07/01/07     2,175,000
  4,500,000   Diamond Cable (Zero Coupon
                until 12/15/00, 11.75%
                thereafter) (a) ............     11.15-11.75   12/15/05     3,498,750
  2,000,000   Frontiervision Holdings
                (Zero Coupon until 09/15/01,
                11.875% thereafter) (a) ....          11.875   09/15/07     1,465,000
  3,000,000   Garden State Newspapers ......           8.750   10/01/09     3,026,250
  3,000,000   Intermedia Commission of Florida
                (Zero Coupon until 05/15/01,
                12.50% thereafter) (a)         11.732-12.271  (05/15/06     2,385,000
  1,500,000   ITT Publimedia ...............           9.375   09/15/07     1,593,599
  4,000,000   Marcus Cable
                (Zero Coupon until 06/15/00,
                14.25% thereafter) (a)         12.813-13.014  (12/15/05     3,460,000
  4,000,000   Production Resource ..........          11.500   01/15/08     4,030,000
  1,000,000   Rogers Cable Systems .........          10.000   03/15/05     1,100,000
  3,000,000   SFX Broadcasting .............          10.750   05/15/06     3,292,500
  3,000,000   Sun Media ....................           9.500   02/15/07     3,240,000
  1,000,000   Transwestern Publishing ......           9.625   11/15/07     1,045,000
  2,250,000   United International
                Holdings (a)                   10.735-13.893   11/15/99     1,845,000
  2,000,000   United International Holdings,
              Series B (a) .................          10.735   11/15/99     1,620,000
    250,000   Wireless One .................          13.000   10/15/03        77,500
                                                                          -----------
                                                                           51,248,099
                                                                          -----------
              Real Estate -- 0.5%
  1,450,000   Crown Castle International
                (Zero Coupon until 11/15/02,
                10.625% thereafter) (a) ....          10.625   11/15/07       909,875
  2,000,000   Glencore Nickel ..............           9.000   12/01/14     1,980,000
                                                                          -----------
                                                                            2,889,875
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Technology -- 6.8%
$ 3,000,000   Axiohm Transaction Solution ..           9.750%  10/01/07   $ 3,067,500
  4,000,000   Burke Industries .............          10.000   08/15/07     4,130,000
  1,500,000   Decisiononec .................           9.750   08/01/07     1,548,750
  4,000,000   Decisiononec Zero Coupon
                until 08/01/02,
                11.50% thereafter) (a) .....   10.092-11.500   08/01/08     2,580,000
  1,000,000   Derlan Manufacturing .........          10.000   01/15/07     1,035,000
  2,000,000   Dyncorp ......................           9.500   03/01/07     2,040,000
  3,000,000   Employee Solution ............          10.000   10/15/04     2,895,000
  2,750,000   Exide Electronics Group ......          11.500   03/15/06     3,272,500
  3,250,000   Federal Data .................          10.125   08/01/05     3,302,813
  1,000,000   HCC Industries ...............          10.750   05/15/07     1,042,500
  2,750,000   High Voltage Engineering .....          10.500   08/15/04     2,866,875
  2,000,000   L-3 Communications ...........          10.375   05/01/07     2,180,000
  2,000,000   Packard Bioscience ...........           9.375   03/01/07     1,920,000
  2,000,000   Talley Manufacturing
                & Technology ...............          10.750   10/15/03     2,130,000
  4,500,000   Unisys .......................          11.750   10/15/04     5,152,500
                                                                          -----------
                                                                           39,163,438
                                                                          -----------
              Telecommunications & Utilities -- 5.5%
  1,000,000   AES ..........................          10.250   07/15/06     1,092,500
  1,500,000   AES China Generating .........          10.125   12/15/06     1,530,000
  2,000,000   Comcast Cellular .............           9.500   05/01/07     2,080,000
  2,500,000   COMFORCE Operating ...........          12.000   12/01/07     2,531,250
  2,250,000   ICG Holdings (Zero Coupon
                until 05/01/01,
                12.50% thereafter) (a) .....          11.334   05/01/06     1,698,750
  2,500,000   ICG Holdings (Zero Coupon
                until 09/15/00,
                13.50% thereafter) (a) .....   11.459-12.725   09/15/05     2,053,125
  3,000,000   NTL(Zero Coupon until
                02/01/01, 11.50%
                thereafter) (a) ............   10.430-12.111   02/01/06     2,355,000
  1,810,000   Jacor Communications .........           9.750   12/15/06     1,945,750
  5,750,000   Jordan Telecom Products
                (Zero Coupon until
                08/01/00, 11.75%
                thereafter) (a) ............          11.750   08/01/07     4,657,500
  4,900,000   Nextel Communications
                (Zero Coupon until
                02/15/99, 9.75%
                thereafter) (a) ............    9.874-10.430   08/15/04     4,361,000
  1,000,000   Nextlink .....................          12.500   04/15/06     1,140,000
  2,000,000   Radnor Holdings ..............          10.000   12/01/03     2,085,000
  1,250,000   Rogers Communications ........           8.875   07/15/07     1,250,000
  3,250,000   Venture Holding Trust ........           9.500   07/01/05     3,282,500
                                                                          -----------
                                                                           32,062,375
                                                                          -----------
              Transportation -- 2.4%
    500,000   Airplanes Pass Through Trust .          10.875   03/15/19       558,750
  1,000,000   Atlantic Express .............          10.750   02/01/04     1,067,500
  3,000,000   Loomis Fargo .................          10.000   01/15/04     3,090,000
  3,950,000   Ryder TRS ....................          10.000   12/01/06     3,969,750
  6,500,000   TFM (Zero Coupon
                until 06/15/02, 11.75%
                thereafter) (a) ............   11.499-11.767   06/15/09     4,143,750
    890,000   Venture Holdings Trust .......           9.750   04/01/04       885,550
                                                                          -----------
                                                                           13,715,300
                                                                          -----------
              Total Corporate Bonds
                (cost $408,399,256) ........                              412,859,976
                                                                          -----------
              Sovereign Bonds -- 15.4%

              Argentina -- 3.0%
 12,750,000   Republic of Argentina,
                Global Bond ................          11.000   10/09/06    13,610,623
  5,000,000   Republic of Argentina,
                Par Bond, Series L* ........           5.500   03/31/23     3,662,500
                                                                          -----------
                                                                           17,273,123
                                                                          -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)


-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Brazil -- 2.9%
$ 1,500,000   Federal Republic of Brazil
                - NMB, Series L* ...........           6.750%  04/15/09  $  1,217,813
 14,823,380   Federal Republic of Brazil,
                Capitalization Bond (b) ....           8.000   04/15/14    11,673,412
  3,925,000   Federal Republic of Brazil,
                IDU Bond* ..................           6.813   01/01/01`    3,743,469
                                                                         ------------
                                                                           16,634,694
                                                                         ------------
              Bulgaria -- 2.1%
 19,500,000   Republic of Bulgaria,
                FLIRB, Series A * ..........           2.250   07/28/12    11,895,000
    750,000   Republic of Bulgaria, Discount
                Bond, Tranche A * ..........           6.688   07/28/24       577,500
                                                                         ------------
                                                                           12,472,500
                                                                         ------------
              Ecuador -- 2.0%
 16,184,621   Republic of Ecuador,
                PDI Bond  * (b) ............           6.688   02/27/15    10,621,158
  1,093,569   Republic of Ecuador, Registered
                PDI Bond * (b) .............           6.688   02/27/15       717,655
                                                                         ------------
                                                                           11,338,813
                                                                         ------------
              Mexico -- 0.7%
  5,250,000   United Mexico States, Series A,
                (including 5,250,000 rights)           6.250   12/31/19     4,383,750
                                                                         ------------
              Panama -- 0.8%
  5,750,000   Government of Panama, IRB * ..           3.750   07/17/14     4,398,750
                                                                         ------------
              Peru -- 1.5%
 13,200,000   Government of Peru, PDI Bond *           4.000   03/07/17     8,679,000
                                                                         ------------
              Russia -- 0.1%
  1,069,976   Russian Government, IAN * ....           6.719   12/15/15       754,333
                                                                         ------------
              Venezuela -- 2.3%
  6,240,000   Republic of Venezuela ........           9.250   09/15/27     5,569,200
  4,297,610   Republic of Venezuela,
                FLIRB, Series A * ..........           6.750   03/31/07     3,857,105
  4,297,610   Republic of Venezuela,
                FLIRB, Series B * ..........           6.750   03/31/07     3,857,105
                                                                         ------------
                                                                           13,283,410
                                                                         ------------
              Total Sovereign Bonds
                (cost $85,990,679) .........                               89,218,373
                                                                         ------------
              Loan Participations -- 5.5%

              Algeria -- 1.5%
 10,775,000   The People's Democratic
                Republic of Algeria,
                Tranche A * (c)
                (Chase Manhattan Bank) .....           7.000   09/04/06     8,822,031
                                                                         ------------
              Jamaica -- 0.2%
  1,500,000   Republic of Jamaica * (c)
                (Chase Manhattan Bank) .....           6.563   11/15/04     1,312,500
                                                                         ------------
              Morocco -- 3.3%
 21,700,000   Kingdom of Morocco,
                Tranche A * (c)
                (Bank of Boston, Chase
                Manhattan Bank, Lehman
                Brothers and Morgan
                Guaranty Trust Company) ....           6.656   01/01/09    18,831,531
                                                                         ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (concluded)


-------------------------------------------------------------------------------------
 Principal                                           Interest  Maturity       Value
  Amount      Description                              Rate      Date       (Note 1a)
-------------------------------------------------------------------------------------
              Russia -- 0.5%
$ 4,500,000   Russian Government, Principal
                Loan * (e) (Chase Manhattan
                Bank and Merrill Lynch,
                Pierce, Fenner & Smith) ....           6.719%  12/15/20  $  2,780,826
                                                                         ------------
              Total Loan Participations
                (cost $31,183,533) .........                               31,746,888
                                                                         ------------
     Shares
     ------
              Preferred Stocks -- 0.4%
     80,000   California Federal Capital,
                9.125% (cost $2,000,000) ...                                2,100,000
                                                                         ------------
  Warrants/
    Rights
  --------
              Warrants and Rights(+) -- 0.0%
        900   In Flight Phone Warrants,
                expires 08/31/02 ...........                                        0
      2,000   Terex Stock Appreciation
                Rights, expires 05/15/02 ...                                        0
      3,500   Urohealth Systems Warrants,
                expires 04/01/04 ...........                                        0
        750   Wireless One Warrants,
                expires 10/19/00 ...........                                        0
      4,000   Glasstech Warrants,
                expires 06/30/04 ...........                                        0
                                                                         ------------
              Total Warrants and Rights
                (cost $50,391) .............                                        0
                                                                         ------------
              Total Investments -- 92.7%
                (cost $527,623,859) ........                              535,925,237
  Principal
     Amount
  ---------
              Repurchase Agreement  -- 5.8%
$ 33,479,000  Repurchase Agreement dated
                12/31/97, with Merrill
                Lynch, Pierce, Fenner &
                Smith, collateralized by
                $32,640,000 U.S. Treasury
                Bonds, 6.50%, due 08/31/01,
                valued at $34,149,600;
                proceeds: $33,491,276
                (cost $33,479,000) .........           6.600   01/02/98    33,479,000
              Other assets in excess of
                liabilities --  1.5% .......                                8,416,154
                                                                         ------------
              Net Assets -- 100.0% .........                             $577,820,391
                                                                         ============


* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
+   Non-income producing security.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(c) Participation interest was acquired through the financial institutions indicated parenthetically.
(d) In default of its most recent interest payment.
(e) Portion of income earned is capitalized as Russian Government Interest in Arrears Notes.
Abbreviations used in this statement:
FLIRB Front-Loaded Interest Reduction Bonds.
IAN   Interest Arrears Notes.
IDU   Interest Due and Unpaid.
IRB   Interest Reduction Bonds.
NMB   New Money Bonds.
PDI   Past Due Interest.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
Amount (a)    Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Corporate Bonds -- 41.4%

              Basic Industries -- 6.7%
    250,000   Algoma Steel ...........................................        12.375%   07/15/05   $  290,000
    400,000   Allied Waste
               (Zero Coupon until 06/01/02, 11.30% thereafter) (b) ...        10.837    06/01/07      281,000
    125,000   Alvey Systems ..........................................        11.375    01/31/03      136,250
    250,000   Clark-Schwebel .........................................        10.500    04/15/06      273,750
    250,000   Envirosource ...........................................         9.750    06/15/03      254,375
    200,000   Foamex .................................................         9.875    06/15/07      205,000
    400,000   Harnischfeger Industries ...............................         6.875    02/15/27      417,128
    250,000   Huntsman Packaging .....................................         9.125    10/01/07      258,750
  1,000,000   Hylsa S.A de C.V. (f) ..................................         9.250    09/15/07    1,002,500
    250,000   Insilco ................................................        10.250    08/15/07      260,625
    250,000   Norcal Waste Systems * .................................        13.500    11/15/05      290,000
    250,000   Nortek .................................................         9.125    09/01/07      251,875
    250,000   Renco Metals ...........................................        11.500    07/01/03      265,000
    100,000   Shop Vac ...............................................        10.625    09/01/03      109,375
    250,000   Stellex Industries .....................................         9.500    11/01/07      253,750
    250,000   Stone Container ........................................        12.250    04/01/02      253,125
    167,000   Terex ..................................................        13.250    05/15/02      188,710
    250,000   Texas Petrochemical ....................................        11.125    07/01/06      270,000
    500,000   Wheeling-Pittsburgh ....................................         9.250    11/15/07      485,000
                                                                                                  -----------
                                                                                                    5,746,213
                                                                                                  -----------
              Consumer Cyclicals -- 8.6%
    250,000   Cinemark USA ...........................................         9.625    08/01/08      260,625
    250,000   Cole National ..........................................         8.625    08/15/07      250,000
    250,000   Collins & Aikman, Series B .............................        10.000    01/15/07      260,000
    250,000   Delta Beverage .........................................         9.750    12/15/03      261,250
    500,000   Fox Kids Worldwide
               (Zero Coupon until 11/01/02, 10.25% thereafter)(b) ....        10.250    11/01/07      296,250
    250,000   Grand Casinos ..........................................         9.000    10/15/04      251,250
    250,000   Hines Horticulture .....................................        11.750    10/15/05      273,750
    250,000   International Knife & Saw ..............................        11.375    11/15/06      271,250
    250,000   Jitney-Jungle Stores ...................................        12.000    03/01/06      283,750
    869,989   Mid States Trust .......................................         7.340    07/01/35      913,157
    250,000   North Atlantic Trading .................................        11.000    06/15/04      262,500
    250,000   Polymer Group ..........................................         9.000    07/01/07      250,625
    250,000   Prime Hospitality ......................................         9.750    04/01/07      267,500
    250,000   Regal Cinemas ..........................................         8.500    10/01/07      253,125
    350,000   Revlon Worldwide (b) ...................................        10.750    03/15/01      244,125
    250,000   Ridell Sports ..........................................        10.500    07/15/07      258,125
    650,000   Staples (f) ............................................         7.125    08/15/07      660,374
    100,000   Sun International Hotels ...............................         9.000    03/15/07      103,250
    250,000   Synthetic Industries ...................................         9.250    02/15/07      262,500
    500,000   Trident Automotive (f) .................................        10.000    12/15/05      513,750
    200,000   U.S. Leasing International .............................         8.450    01/25/05      221,624
    500,000   Worldtex (f) ...........................................         9.625    12/15/07      517,500
    200,000   Wyndham Hotel ..........................................        10.500    05/15/06      234,000
                                                                                                  -----------
                                                                                                    7,370,280
                                                                                                  -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
Amount (a)    Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Consumer Non-Cyclicals -- 8.1%
    250,000   Ameriserv Food .........................................        10.125%   07/15/07   $  263,750
    250,000   Berry Plastics .........................................        12.250    04/15/04      276,875
    250,000   B&G Foods ..............................................         9.625    08/01/07      253,125
    250,000   CFP Holdings ...........................................        11.625    01/15/04      251,250
    250,000   Dade International (f) .................................        11.125    05/01/06      278,125
    250,000   Doane Products .........................................        10.625    03/01/06      270,000
    200,000   Dole Foods .............................................         6.750    07/15/00      201,664
    250,000   Eyecare Centers of America .............................        12.000    10/01/03      271,250
    125,000   French Fragrances ......................................        10.375    05/15/07      131,250
    500,000   Iowa Select Farms (f) ..................................        10.750    12/01/05      515,625
    250,000   Iron Mountain ..........................................        10.125    10/01/06      275,000
    402,096   Jordan Industries
               (Zero Coupon until 04/01/02, 11.75% thereafter)(b) ....        11.750    04/01/09      239,247
    250,000   Key Plastics ...........................................        10.250    03/15/07      265,000
    500,000   Kindercare Learning Centers (f) ........................         9.500    02/15/09      497,500
    500,000   Maxim Group ............................................         9.250    10/15/07      495,000
    375,000   Nebco Evans Holding
               (Zero Coupon until 07/15/02, 12.375% thereafter)(b) ...        10.773    07/15/07      245,625
    250,000   Pueblo Xtra International ..............................         9.500    08/01/03      238,125
    250,000   Radnor Holdings ........................................        10.000    12/01/03      260,625
    250,000   SC International Services ..............................         9.250    09/01/07      260,000
    250,000   Selmer .................................................        11.000    05/15/05      273,750
    250,000   Stroh Brewery ..........................................        11.100    07/01/06      226,250
    250,000   Tekni-Plex .............................................        11.250    04/01/07      270,000
    500,000   Trump Atlantic City ....................................        11.250    05/01/06      493,750
    250,000   Williams Scotsman ......................................         9.875    06/01/07      257,500
                                                                                                  -----------
                                                                                                    7,010,286
                                                                                                  -----------
              Energy -- 3.2%
    200,000   Benton Oil & Gas .......................................        11.625    05/01/03      220,500
    250,000   Clark USA ..............................................        10.875    12/01/05      272,188
    250,000   Cliffs Drilling ........................................        10.250    05/15/03      270,000
    250,000   Costilla Energy ........................................        10.250    10/01/06      261,250
    250,000   Dailey Petroleum Services ..............................         9.750    08/15/07      260,625
    250,000   Murrin Murrin ..........................................         9.375    08/31/07      248,750
    250,000   National Energy ........................................        10.750    11/01/06      259,375
    400,000   Occidental Petroleum ...................................         9.250    08/01/19      499,588
    250,000   Snyder Oil .............................................         8.750    06/15/07      251,563
    250,000   Transamerican Energy
               (Zero Coupon until 06/15/99, 13.00% thereafter)(b)(f) .        13.000    06/15/02      201,875
                                                                                                  -----------
                                                                                                    2,745,714
                                                                                                  -----------
              Financial Services -- 2.7%
    400,000   Coleman Escrow (b) .....................................        11.125    05/15/01      266,000
  1,094,151   Green Tree Financial (f) ...............................         7.070    02/15/16    1,125,608
    525,000   Maylayan Bank ..........................................         7.125    09/15/05      478,039
    300,000   Midland Bank ...........................................         7.650    05/01/25      326,118
    150,000   Paine Webber Group .....................................         7.000    03/01/00      151,653
                                                                                                  -----------
                                                                                                    2,347,418
                                                                                                  -----------
              Health Care -- 1.8%
    500,000   Aetna Services .........................................         7.625    08/15/26      527,060
    250,000   Graham Field Health Products ...........................         9.750    08/15/07      260,625
    250,000   Imagyn Medical Technology ..............................        12.500    04/01/04      238,125
    250,000   Integrated Health Services .............................         9.500    09/15/07      257,500
    250,000   Integrated Health Services .............................         9.250    01/15/08      255,000
                                                                                                  -----------
                                                                                                    1,538,310
                                                                                                  -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
Amount (a)    Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Media -- 3.5%
   150,000    Adelphia Communications ................................         10.500%  07/15/04   $  160,688
   100,000    Adelphia Communications, Series B ......................          9.875   03/01/07      105,250
   250,000    American Media Operation ...............................         11.625   11/15/04      271,250
   250,000    Cablevision Systems ....................................         10.500   05/15/16      291,250
   500,000    Century Communications .................................          8.375   12/15/07      492,500
   500,000    Diamond Cable
               (Zero Coupon until 12/15/00, 11.75% thereafter) (b) ...  10.594-11.087   12/15/05      388,750
   250,000    Garden State Newspapers ................................          8.750   10/01/09      252,188
   200,000    Intermedia Commission of Florida
               (Zero Coupon until 05/15/01, 12.50% thereafter) (b) ...         10.529   05/15/06      159,000
   500,000    Marcus Cable
               (Zero Coupon until 06/15/00, 14.25% thereafter) (b)(f)          12.813   12/15/05      432,500
   250,000    SFX Broadcasting .......................................         10.750   05/15/06      274,375
   250,000    United International Holdings (b) ......................         13.893   11/15/99      205,000
                                                                                                  -----------
                                                                                                    3,032,751
                                                                                                  -----------
              Real Estate -- 0.5%
   750,000    Crown Castle International
               (Zero Coupon until 11/15/02, 10.625% thereafter)(b) ...         10.625   11/15/07      470,625
                                                                                                  -----------
              Technology -- 2.7%
   250,000    Amphenol ...............................................          9.875   05/15/07      265,000
   250,000    Axiohm Transaction Solution ............................          9.750   10/01/07      255,625
   250,000    Burke Industries .......................................         10.000   08/15/07      258,125
   250,000    Decisionone ............................................          9.750   08/01/07      258,125
   250,000    Dyncorp ................................................          9.500   03/01/07      255,000
   100,000    Exide Electronics Group ................................         11.500   03/15/06      119,000
   250,000    International Semi-Technology
               (Zero Coupon until 08/15/00, 11.50% thereafter) (b) ...         11.737   08/15/03       90,000
   250,000    Packard Bioscience .....................................          9.375   03/01/07      240,000
   250,000    Talley Manufacturing & Technology ......................         10.750   10/15/03      266,250
   250,000    Unisys .................................................         11.750   10/15/04      286,250
                                                                                                  -----------
                                                                                                    2,293,375
                                                                                                  -----------
              Telecommunications & Utilities -- 1.8%
   250,000    AES ....................................................          8.500   11/01/07      251,250
   250,000    Comcast Cellular .......................................          9.500   05/01/07      260,000
   350,000    ICG Holdings
               (Zero Coupon until 09/15/00, 13.50% thereafter) (b) ...         11.459   09/15/05      287,438
   325,000    NTL (Zero Coupon until 02/01/01, 11.50% thereafter) (b).         11.029   02/01/06      255,125
   250,000    Nextel Communications
               (Zero Coupon until 02/15/99, 9.75% thereafter) (b) ....  9.874 - 9.900   08/15/04      222,500
   250,000    Venture Holding Trust ..................................          9.500   07/01/05      252,500
                                                                                                  -----------
                                                                                                    1,528,813
                                                                                                  -----------
              Transportation -- 1.8%
   250,000    Airplanes Pass Through Trust ...........................         10.875   03/15/19      279,375
   250,000    Coach USA ..............................................          9.375   07/01/07      255,625
   500,000    Loomis Fargo (f) .......................................         10.000   01/15/04      515,000
   200,000    Ryder TRS ..............................................         10.000   12/01/06      201,000
   400,000    TFM
               (Zero Coupon until 06/15/02, 11.75% thereafter) (b) ...         11.398   06/15/09      255,000
                                                                                                  -----------
                                                                                                    1,506,000
                                                                                                  -----------

              Total Corporate Bonds
                (cost $34,801,906) ...................................                             35,589,785
                                                                                                  -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

--------------------------------------------------------------------------------------------------------------------
         Principal                                                                 Interest   Maturity       Value
        Amount (a)    Description                                                    Rate       Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------------
                      Sovereign Bonds -- 18.6%

                      Argentina -- 0.6%
           500,000    Republic of Argentina, Global Bond .........................  11.000%   10/09/06   $   533,750
                                                                                                         -----------
                      Australia -- 0.0%
AUD         20,000    Government of Australia ....................................   8.750    08/15/08        15,703
                                                                                                         -----------
                      Brazil -- 2.5%
         2,280,520    Federal Republic of Brazil, Capitalization Bond (c) ........   8.000    04/15/14     1,795,910
           500,000    Federal Republic of Brazil, DCB * ..........................   6.750    04/15/12       378,750
                                                                                                         -----------
                                                                                                           2,174,660
                                                                                                         -----------
                      Bulgaria -- 1.6%
           250,000    Republic of Bulgaria, Discount Bond, Tranche A * ...........   6.688    07/28/24       192,500
         2,000,000    Republic of Bulgaria, FLIRB, Series A * (f) ................   2.250    07/28/12     1,220,000
                                                                                                         -----------
                                                                                                           1,412,500
                                                                                                         -----------
                      Canada -- 1.4%
CAD      1,220,000    Government of Canada .......................................   6.500    09/01/98       861,942
CAD        190,000    Government of Canada .......................................   7.500    09/01/00       140,099
CAD        130,000    Government of Canada .......................................   7.000    12/01/06        99,745
                                                                                                         -----------
                                                                                                           1,101,786
                                                                                                         -----------
                      Denmark -- 0.8%
DKK      3,720,000    Kingdom of Denmark .........................................   6.000    11/15/02       564,505
DKK        840,000    Kingdom of Denmark .........................................   8.000    03/15/06       141,999
                                                                                                         -----------
                                                                                                             706,504
                                                                                                         -----------
                      Ecuador -- 0.4%
           600,000    Republic of Ecuador, Par Bond * ............................   3.500    02/28/25       331,500
                                                                                                         -----------
                      Germany -- 2.9%
DsM      2,560,000    Government of Germany ......................................   6.500    07/04/27     1,532,086
DEM      1,120,000    Government of Germany ......................................   6.875    02/24/99       642,669
DEM        580,000    Government of Germany ......................................   7.375    12/02/02       357,610
                                                                                                         -----------
                                                                                                           2,532,365
                                                                                                         -----------
                      Italy -- 0.8%
ITL  1,290,000,000    Government of Italy (b) ....................................   5.523    11/16/98       699,028
                                                                                                         -----------
                      Mexico -- 1.7%
           250,000    United Mexico States, Series A
                        (including 250,000 rights) ...............................   6.250    12/31/19       208,750
         1,500,000    United Mexico States, Series B (f)
                        (including 1,500,000 rights) .............................   6.250    12/31/19     1,252,500
                                                                                                         -----------
                                                                                                           1,461,250
                                                                                                         -----------
                      New Zealand -- 1.0%
NZD      1,360,000    Government of New Zealand ..................................   8.000    07/15/98       787,824
                                                                                                         -----------
                      Panama -- 1.1%
         1,250,000    Government of Panama, IRB * ................................   3.750    07/17/14       956,250
                                                                                                         -----------
                      Poland -- 0.4%
           500,000    Republic of Poland, RSTA Bond * ............................   3.750    10/27/24       335,000
                                                                                                         -----------
                      Russia -- 1.2%
         1,500,000    Russian Government, IAN * ..................................   6.719    12/15/15     1,057,500
                                                                                                         -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

--------------------------------------------------------------------------------------------------------------------
         Principal                                                                 Interest   Maturity       Value
        Amount (a)    Description                                                    Rate       Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------------
                      South Korea -- 0.4%
           400,000    Korea Development Bank .....................................   9.600%   12/01/00    $  357,372
                                                                                                         -----------
                      Sweden -- 0.6%
SEK      2,500,000    Kingdom of Sweden ..........................................  10.250    05/05/00       347,681
SEK      1,500,000    Kingdom of Sweden ..........................................   6.500    10/25/06       195,857
                                                                                                         -----------
                                                                                                             543,538
                                                                                                         -----------
                      Venezuela -- 1.2%
           904,760    Republic of Venezuela, FLIRB, Series A *(f) ................   6.750    03/31/07       812,022
           226,190    Republic of Venezuela, FLIRB, Series B * ...................   6.750    03/31/07       203,006
                                                                                                         -----------
                                                                                                           1,015,028
                                                                                                         -----------
                      Total Sovereign Bonds
                        (cost $15,664,618)                                                                16,021,558
                                                                                                         -----------
                      Loan Participations -- 3.3%
                      Morocco -- 1.5%
         1,500,000    Kingdom of Morocco, Tranche A * (d)
                       (Chase Manhattan Bank and
                       Morgan Guaranty Trust Company) ............................   6.656    01/01/09     1,301,719
                                                                                                         -----------
                      Russia -- 1.8%
         2,500,000    Russian Government, Principal Loan * (d)(h)
                       (J.P. Morgan Securities) ..................................   6.719    12/15/20     1,544,903
                                                                                                         -----------
                      Total Loan Participations
                        (cost $2,731,228)                                                                  2,846,622
                                                                                                         -----------
                      U.S. Government & Agency -- 31.4%
           482,200    Federal Home Loan Mortgage Corporation (f) .................   7.000    07/01/11       490,668
           223,459    Federal Home Loan Mortgage Corporation (f) .................  10.000    05/15/20       247,410
            17,391    Federal Home Loan Mortgage Corporation Gold ................   6.000    10/01/10        17,207
         8,600,000    Federal National Mortgage Association (e) ..................   6.500        **       8,492,500
         2,200,000    Federal National Mortgage Association (e) ..................   7.500        **       2,251,563
           968,386    Federal National Mortgage Association (f) ..................   6.500    03/01/26       958,237
           544,000    Federal National Mortgage Association (f) ..................   7.000    11/18/15       555,023
           500,000    Federal National Mortgage Association (f) ..................   6.650    08/25/07       511,406
            92,177    Federal National Mortgage Association (f) ..................  10.400    04/25/19       103,756
            89,607    Federal National Mortgage Association (f) ..................   6.500    02/01/26        88,667
            22,552    Federal National Mortgage Association (f) ..................  13.000    11/15/15        27,027
         4,153,950    Federal National Mortgage Association - Interest only (f) ..   0.636    10/01/08       127,319
         8,541,256    Federal National Mortgage Association - Interest only (f) ..   0.560    10/17/36       266,914
         6,000,000    U.S. Treasury Note (f) .....................................   5.875    09/30/02     6,032,820
         5,160,000    U.S. Treasury Note (g) .....................................   6.125    08/15/07     5,302,726
         1,240,000    U.S. Treasury Note (f) .....................................   6.375    08/15/27     1,307,816
           200,000    U.S. Treasury Index Note ...................................   3.375    01/15/07       198,624
                                                                                                         -----------
                      Total U.S. Government & Agency
                        (cost $26,944,909) .......................................                        26,979,683
                                                                                                         -----------
         Warrants/
            Rights    Warrants and Rights+ -- 0.0%
            ------
               400    Inflight Phone Warrants, expires 08/31/02 ..................                                 0
             1,000    Terex Stock Appreciation Rights, expires 05/15/02 ..........                                 0
               250    Urohealth Systems Warrants, expires 04/01/04 ...............                                 0
                                                                                                         -----------
                      Total Warrants and Rights
                        (cost $22,396) ...............................................................             0
                                                                                                         -----------
                      Total Investments -- 94.7%
                        (cost $80,165,057) ...........................................................    81,437,648
                                                                                                         -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (concluded)

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
  Amount      Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Repurchase Agreements -- 23.8%
$ 5,451,000   Repurchase Agreement dated 12/31/97, with J.P.
                Morgan Securities, collateralized by $4,161,000
                U.S. Treasury Bonds, 10.75%, due 08/15/05
                valued at $5,560,136; proceeds: $5,452,893 ...............   6.250%     01/02/98   $  5,451,000
 15,000,000   Repurchase Agreement dated 12/31/97, with Merrill
                Lynch, Pierce, Fenner & Smith, collateralized by
                $14,625,000 U.S. Treasury Bonds, 6.50%, due 08/31/01
                valued at $15,301,406; proceeds: $15,005,500 .............   6.600      01/02/98     15,000,000
                                                                                                   ------------
              Total Repurchase Agreements
                (cost $20,451,000) .......................................                           20,451,000
                                                                                                   ------------
              Liabilities in excess of other assets -- (18.5%) ...........                          (15,948,622)
                                                                                                   ------------
              Net Assets -- 100.0% .......................................                         $ 85,940,026
                                                                                                   ============

Forward Foreign Currency Contracts
------------------------------------------------------------------------------------------------
                                                                                    Unrealized
              Maturity        Contracts to        In Exchange    Contracts at      Appreciation
                Dates            Deliver              for            Value        (Depreciation)
------------------------------------------------------------------------------------------------
Purchases     02/11/98     DEM      1,896,783     $ 1,075,009    $ 1,057,566        $ (17,443)

Sales         02/11/98     AUD         16,966          11,191         11,062              129
              02/11/98     CAD      1,424,978       1,003,506        998,564            4,942
              02/11/98     DEM      5,380,062       3,066,785      2,999,695           67,090
              02/11/98     ITL  1,193,163,979         690,776        674,679           16,097
                                                                                    ---------
                                                                                    $  70,815
                                                                                    =========

 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**  To be announced.
 +  Non-income producing security.
(a) Principal denominated in U.S. Dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the income earned is paid by the issuance of additional bonds.
(d) Participation interest was acquired through the financial institutions indicated parenthetically.
(e) Mortgage dollar roll. See Note 1.
(f) All or part of the security is segregated as collateral for mortgage dollar rolls and loan participations.
(g) All or part of the security is subject to repurchase under reverse repurchase agreements as of December 31, 1997.
(h) Portion of income earned is capitalized as Russian Government Interest in Arrears Notes.
Abbreviations used in this statement:
DCB      Debt Conversion Bonds.
FLIRB    Front-Loaded Interest Reduction Bonds.
IAN      Interest in Arrears Notes.
IRB      Interest Reduction Bonds.
RSTA     Revolving Short-Term Agreement.
AUD      Australian Dollar.
CAD      Canadian Dollar.
DEM      German Deutschemark.
DKK      Danish Krone.
ITL      Italian Lira.
NZD      New Zealand Dollar.
SEK      Swedish Krone.


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers U.S. Government Income Fund

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
  Amount      Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              U.S. Treasury Notes -- 14.9%
$  300,000    U.S. Treasury Note (a) ....................................    5.875%     09/30/02   $   301,641
   450,000    U.S. Treasury Note (a) ....................................    6.625      05/15/07       476,298
 1,300,000    U.S. Treasury Note (c) ....................................    6.125      08/15/07     1,335,958
                                                                                                   -----------
              Total U.S. Treasury Notes
                (cost $2,085,897)                                                                    2,113,897
                                                                                                   -----------
              U.S. Government Agency -- 82.7%
   100,000    Federal Home Loan Bank ....................................    5.940      06/13/00       100,312
   362,279    Federal Home Loan Mortgage Corporation ....................    7.500      05/01/07       373,071
    29,269    Federal Home Loan Mortgage Corporation ....................    6.000      07/01/10        29,042
    17,746    Federal Home Loan Mortgage Corporation ....................   11.750      01/01/11        19,538
   177,213    Federal Home Loan Mortgage Corporation ....................    7.000      05/01/11       180,583
   435,457    Federal Home Loan Mortgage Corporation ....................    7.000      07/01/11       443,103
   687,673    Federal Home Loan Mortgage Corporation ....................    7.000      07/01/11       699,748
   336,238    Federal Home Loan Mortgage Corporation ....................    7.000      08/01/11       342,633
       878    Federal Home Loan Mortgage Corporation ....................   11.750      06/01/14           957
    14,078    Federal Home Loan Mortgage Corporation ....................   11.750      12/01/14        16,012
    33,180    Federal Home Loan Mortgage Corporation ....................   11.750      07/01/15        37,554
   252,245    Federal Home Loan Mortgage Corporation ....................    8.250      04/01/17       264,852
   289,318    Federal Home Loan Mortgage Corporation ....................    8.000      12/01/19       302,581
   688,362    Federal Home Loan Mortgage Corporation ....................    8.000      07/01/20       721,761
   197,182    Federal Home Loan Mortgage Corporation ....................    7.000      04/15/21       199,585
 1,125,000    Federal Home Loan Mortgage Corporation (a) ................    5.000      05/15/21     1,047,296
   873,525    Federal National Mortgage Association .....................    6.783      01/17/03       884,170
   237,442    Federal National Mortgage Association .....................    6.500      12/01/03       238,169
 1,500,000    Federal National Mortgage Association (b) .................    7.000          *        1,510,781
   870,000    Federal National Mortgage Association (a) .................    6.740      08/25/07       898,003
    34,537    Federal National Mortgage Association .....................   14.500      11/01/14        42,513
    18,949    Federal National Mortgage Association .....................   12.500      08/01/15        22,318
    86,348    Federal National Mortgage Association .....................   12.500      09/01/15       102,835
    90,209    Federal National Mortgage Association .....................   13.000      11/15/15       108,110
   515,538    Federal National Mortgage Association .....................   12.000      01/01/16       597,591
    33,030    Federal National Mortgage Association .....................   12.000      01/01/16        38,712
   333,170    Federal National Mortgage Association .....................   12.500      01/01/16       392,620
   400,000    Federal National Mortgage Association (a) .................    6.909      06/25/16       410,625
    29,250    Federal National Mortgage Association .....................   11.500      04/01/19        33,443
   195,725    Federal National Mortgage Association .....................   10.500      08/01/20       218,844
   469,037    Federal National Mortgage Association .....................    8.500      11/01/23       494,727
   750,000    Federal National Mortgage Association (b) .................    6.500          *          740,625
   179,551    Government National Mortgage Association ..................    8.500      01/15/18       191,497
                                                                                                   -----------
              Total U.S. Government Agency
                (cost $11,502,645) ......................................                           11,704,211
                                                                                                   -----------
              Total Investments -- 97.6%
                (cost $13,588,542) ......................................                           13,818,108
                                                                                                   -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers U.S. Government Income Fund (concluded)

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
  Amount      Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Repurchase Agreements -- 21.9%
$1,550,000    Repurchase Agreement dated 12/31/97, with J.P.
                Morgan Securities, collateralized by $1,184,000
                U.S. Treasury Bonds, 10.75%, due 08/15/05,
                valued at $1,582,120; proceeds: $1,550,538 ..............    6.250%     01/02/98   $ 1,550,000
 1,551,000    Repurchase Agreement dated 12/31/97, with Merrill
                Lynch, Pierce, Fenner & Smith, collateralized by
                $1,515,000 U.S. Treasury Bonds, 6.50%, due 8/31/01,
                valued at $1,585,069; proceeds: $1,551,569 ..............    6.600      01/02/98     1,551,000
                                                                                                   -----------
              Total Repurchase Agreements
                (cost $3,101,000) .......................................                            3,101,000
                                                                                                   -----------
              Liabilities in excess of other assets -- (19.5%) ..........                           (2,764,243)
                                                                                                   -----------
              Net Assets -- 100.0% ......................................                          $14,154,865
                                                                                                   ===========

*   To be announced.
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Mortgage dollar roll. See Note 1.
(c) All or part of the security is subject to repurchase under reverse repurchase agreements as of December 31, 1997.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers National Intermediate Municipal Fund

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
  Amount      Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Municipal Securities -- 97.6%

              California -- 4.1%
$  285,000    Los Angeles, California AMBAC ................................  6.000%    08/01/03   $   309,986
   250,000    Oakland, California Port Authority MBIA ......................  6.000     11/01/05       276,420
                                                                                                   -----------
                                                                                                       586,406
                                                                                                   -----------
              Florida -- 1.3%
   175,000    Florida Housing Finance Agency ...............................  6.150     07/01/06       182,100
                                                                                                   -----------
              Hawaii -- 1.9%
   250,000    Hawaii State Department of Budget & Finance ..................  5.600     07/01/06       266,700
                                                                                                   -----------
              Illinois -- 11.1%
   300,000    Chicago, Illinois Metropolitan Water GO ......................  5.900     12/01/06       333,303
   250,000    Chicago, Illinois O'Hare International Airport AMBAC .........  5.000     01/01/02       256,923
   400,000    Illinois Student Assistance Commission .......................  6.400     03/01/04       423,888
   500,000    Springfield, Illinois Electric MBIA ..........................  6.000     03/01/06       553,880
                                                                                                   -----------
                                                                                                     1,567,994
                                                                                                   -----------
              Indiana -- 11.0%
   500,000    Indiana Health Facilities Finance Authority ..................  5.800     08/15/06       531,305
   300,000    Indiana Secondary Market for Education AMBAC .................  5.550     12/01/05       317,088
   650,000    Indiana Transportation Finance Authority .....................  6.250     11/01/03       711,230
                                                                                                   -----------
                                                                                                     1,559,623
                                                                                                   -----------
              Louisiana -- 2.6%
   350,000    Louisiana Public Facilities Authority ........................  6.750     09/01/06       371,497
                                                                                                   -----------
              Massachusetts -- 3.2%
   400,000    Commonwealth of Massachusetts
                Health & Educational Facilities Authority ..................  6.500     12/01/05       451,064
                                                                                                   -----------
              Michigan -- 2.0%
   250,000    Detroit, Michigan Water Supply MBIA ..........................  6.000     07/01/07       278,730
                                                                                                   -----------
              Mississippi -- 3.9%
   420,000    Mississippi Higher Education .................................  6.050     09/01/07       443,978
   100,000    Perry County, Mississippi, Pollution Control VR ..............  5.000     01/02/98       100,000
                                                                                                   -----------
                                                                                                       543,978
                                                                                                   -----------
              Nevada -- 0.7%
   100,000    Clark County, Nevada,
                Industrial Development Agency VR ...........................  5.200     01/02/98       100,000
                                                                                                   -----------
              New Jersey -- 3.4%
   450,000    Passaic Valley, New Jersey
                Sewer Commission AMBAC .....................................  5.750     12/01/07       481,982
                                                                                                   -----------
              New York -- 24.4%
   250,000    Municipal Assistance Corporation, New York City, New York ....  5.500     07/01/02       264,040
   450,000    New York City, New York GO ...................................  6.500     02/01/02       484,250
   500,000    New York State Dormitory Authority ...........................  6.000     07/01/06       543,660
   400,000    New York State Dormitory Authority
               (State University of New York) ..............................  6.625     07/01/04       453,100
   700,000    New York State Dormitory Authority MBIA ......................  5.600     07/01/06       752,864
   500,000    New York State Mortgage Agency ...............................  5.900     10/01/06       517,130
   400,000    New York State, Thruway Authority MBIA .......................  6.000     01/01/04       435,848
                                                                                                   -----------
                                                                                                     3,450,892
                                                                                                   -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers National Intermediate Municipal Fund (concluded)

--------------------------------------------------------------------------------------------------------------
 Principal                                                                  Interest    Maturity       Value
  Amount      Description                                                     Rate        Date       (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Ohio -- 3.7%
$  250,000    Cleveland, Ohio Airport Systems FSA ..........................  5.500%    01/01/08   $   266,018
   250,000    Miami County, Ohio Hospital Facilities .......................  5.600     05/15/02       257,590
                                                                                                   -----------
                                                                                                       523,608
                                                                                                   -----------
              Pennsylvania -- 12.4%
   500,000    Allegheny County, Pennsylvania Airport MBIA ..................  5.500     01/01/03       526,735
   400,000    Geisinger Authority, Pennsylvania Health System ..............  6.000     07/01/01       423,076
   500,000    Monroeville, Pennsylvania Hospital Authority .................  5.750     10/01/05       535,070
   265,000    Philadelphia, Pennsylvania Hospital Authority ................  5.400     07/01/04       274,386
                                                                                                   -----------
                                                                                                     1,759,267
                                                                                                   -----------
              South Carolina -- 7.9%
   250,000    Piedmont Municipal Power Agency FGIC .........................  6.000     01/01/07       277,113
   750,000    South Carolina State
                Public Service Authority FGIC ..............................  6.500     01/01/05       846,413
                                                                                                   -----------
                                                                                                     1,123,526
                                                                                                   -----------
              Texas -- 4.0%
   500,000    Austin, Texas Airport Systems MBIA ...........................  6.500     11/15/05       567,520
                                                                                                   -----------
              Total Investments -- 97.6%
                (cost $13,097,102) .........................................                        13,814,887

              Other assets in excess of liabilities -- 2.4% ................                           343,400
                                                                                                   -----------
              Net Assets -- 100.0% .........................................                       $14,158,287
                                                                                                   ===========

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO       General Obligation.
MBIA     Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity         Value
   Amount     Description                                         of Purchase*       Date         (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Municipal Securities -- 99.6%

              New York -- 99.4%
$  655,000    Albany County, New York
                Industrial Development Agency VR .................    4.250%       01/08/98    $    655,000
 1,770,000    Amherst, New York
                Industrial Development Agency VR .................    4.400        01/08/98       1,770,000
 3,100,000    Amherst, New York
                Industrial Development Agency VR .................    3.900        05/01/98       3,100,000
 1,550,000    Auburn, New York
                Industrial Development Agency VR .................    4.100        01/07/98       1,550,000
   575,000    Babylon, New York
                Industrial Development Agency VR .................    4.400        01/08/98         575,000
 1,375,000    Broome County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       1,375,000
 1,000,000    Capital District Youth Center, New York VR .........    4.100        01/08/98       1,000,000
 1,700,000    Chautauqua County, New York
                Industrial Development Agency VR .................    4.100        01/07/98       1,700,000
 1,870,000    Chemung County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       1,870,000
 4,500,000    Chenango, New York
                Industrial Development Agency VR .................    4.400        01/08/98       4,500,000
   690,000    Colonie, New York
                Housing Development Corporation VR ...............    4.000        01/07/98         690,000
   495,000    Colonie, New York
                Industrial Development Agency VR .................    4.250        01/08/98         495,000
 1,025,000    Dutchess County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       1,025,000
 2,000,000    Erie County, New York GO RAN .......................    3.820        10/29/98       2,010,800
   100,000    Erie County, New York
                Industrial Development Agency VR .................    4.250        01/08/98         100,000
   410,000    Erie County, New York
                Industrial Development Agency VR .................    4.250        01/08/98         410,000
 1,140,000    Erie County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       1,140,000
   263,600    Erie County, New York
                Industrial Development Agency VR .................    4.400        01/08/98         263,600
 2,550,000    Islip, New York
                Industrial Development Authority VR ..............    4.250        01/08/98       2,550,000
 1,560,000    Monroe County, New York
                Industrial Development Agency PUT ................    4.000        06/01/98       1,560,000
   700,000    Monroe County, New York
                Industrial Development Agency PUT ................    4.500        06/15/98         700,000
 6,500,000    Monroe County, New York
                Industrial Development Agency VR .................    4.100        01/07/98       6,500,000
 2,600,000    Monroe County, New York
                Industrial Development Agency VR .................    4.150        01/08/98       2,600,000
 3,465,000    Monroe County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       3,465,000
 1,100,000    Monroe County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       1,100,000
 2,000,000    Monroe County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       2,000,000
 1,485,000    Monroe County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       1,485,000
   825,000    Monroe County, New York
                Industrial Development Agency VR .................    4.450        01/08/98         825,000


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund (continued)

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity         Value
   Amount     Description                                         of Purchase*       Date         (Note 1a)
--------------------------------------------------------------------------------------------------------------
$3,075,000    Monroe County, New York
                Industrial Development Agency VR .................    4.450%       01/08/98     $ 3,075,000
 3,325,000    Monroe County, New York
                Industrial Development Agency VR .................    4.450        01/08/98       3,325,000
 2,500,000    Monroe County, New York
                Industrial Development Agency VR .................    4.250        01/08/98       2,500,000
   100,000    Municipal Assistance Corporation,
                New York City, New York ..........................    4.000        07/01/98         101,401
 2,500,000    Nassau County, New York
                Industrial Development Agency VR .................    4.850        01/02/98       2,500,000
   900,000    Nassau County, New York
                Industrial Development Agency VR .................    4.250        01/08/98         900,000
 1,200,000    New York City, New York GO VR ......................    5.000        01/02/98       1,200,000
 1,000,000    New York City, New York
                Housing Development Corporation VR ...............    3.600        01/07/98       1,000,000
   100,000    New York City, New York
                Housing Development Corporation VR ...............    4.100        01/07/98         100,000
19,300,000    New York City, New York
                Industrial Development Agency VR .................    4.600        01/02/98      19,300,000
    50,000    New York City, New York
                Industrial Development Agency VR .................    3.550        01/07/98          50,000
10,200,000    New York City, New York
                Industrial Development Agency VR .................    4.350        01/07/98      10,200,000
   845,000    New York City, New York
                Industrial Development Agency VR .................    4.250        01/08/98         845,000
   400,000    New York City, New York
                Industrial Development Agency VR .................    4.400        01/08/98         400,000
   250,000    New York City, New York
                Industrial Development Agency VR .................    4.550        01/08/98         250,000
 1,000,000    New York City, New York
                Municipal Water Finance Authority VR .............    5.000        01/02/98       1,000,000
11,400,000    New York City, New York
                Municipal Water Finance Authority VR FGIC ........    4.150        01/02/98      11,400,000
 7,600,000    New York City, New York
                Health & Hospital Corporation VR .................    3.550        01/07/98       7,600,000
 2,550,000    New York City, New York
                Industrial Development Agency VR .................    3.500        01/07/98       2,550,000
 2,975,000    New York City, New York
                Industrial Development Agency VR .................    4.000        01/08/98       2,975,000
 5,785,000    New York State,
                Energy Research & Development Authority VR .......    5.000        01/02/98       5,785,000
 3,929,000    New York State,
                Dormitory Authority TECP .........................    3.950        01/09/98       3,929,000
   750,000    New York State,
                Dormitory Authority FSA ..........................    3.850         07/1/98         760,336
 4,500,000    New York State,
                Dormitory Authority VR ...........................    5.250        01/02/98       4,500,000
   700,000    New York State,
                Energy Research & Development Authority VR .......    4.500        01/02/98         700,000
 1,100,000    New York State,
                Energy Research & Development Authority VR .......    5.000        01/02/98       1,100,000
17,900,000    New York State,
                Energy Research & Development Authority VR .......    4.550        01/02/98      17,900,000
    95,000    New York State,
                Housing Finance Agency VR AMBAC ..................    3.650        01/07/98          95,000


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund (continued)

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity         Value
   Amount     Description                                         of Purchase*       Date         (Note 1a)
--------------------------------------------------------------------------------------------------------------
$7,400,000    New York State,
                Housing Finance Agency VR ........................    3.550%       01/07/98     $ 7,400,000
 5,780,000    New York State,
                Job Development Authority VR .....................    4.250        01/02/98       5,780,000
 3,545,000    New York State,
                Job Development Authority VR .....................    4.250        01/02/98       3,545,000
 2,275,000    New York State,
                Job Development Authority VR .....................    4.250        01/02/98       2,275,000
   955,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98         955,000
   245,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98         245,000
   435,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98         435,000
    75,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98          75,000
 1,480,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98       1,480,000
 1,930,000    New York State,
                Job Development Authority VR .....................    4.300        01/02/98       1,930,000
 1,045,000    New York State,
                Job Development Authority VR .....................    4.550        01/02/98       1,045,000
   610,000    New York State,
                Job Development Authority VR .....................    4.550        01/02/98         610,000
 1,000,000    New York State,
                Job Development Authority VR .....................    5.250        01/02/98       1,000,000
 5,320,000    New York State,
                Job Development Authority VR .....................    5.250        01/02/98       5,320,000
   450,000    New York State, Thruway Authority AMBAC ............    3.800        04/01/98         451,294
 5,200,000    Niagara County, New York
                Industrial Development Agency VR .................    3.800        01/07/98       5,200,000
47,495,000    Niagara County, New York
                Industrial Development Agency VR .................    3.900        01/07/98      47,495,000
   910,000    Niagara County, New York
                Industrial Development Agency VR .................    4.400        01/08/98         910,000
   270,000    Oneida County, New York
                Industrial Development Agency VR .................    4.200        01/08/98         270,000
 1,470,000    Oneida County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       1,470,000
 3,900,000    Onondaga County, New York
                Industrial Development Agency VR .................    4.050        01/07/98       3,900,000
 1,400,000    Onondaga County, New York
                Industrial Development Agency VR .................    4.050        01/07/98       1,400,000
20,000,000    Onondaga County, New York
                Industrial Development Agency PUT ................    4.100        11/01/98      20,000,000
 3,500,000    Ontario County, New York
                Industrial Development Agency VR .................    4.600        01/02/98       3,500,000
 1,900,000    Port Authority of New York & New Jersey VR .........    4.900        01/02/98       1,900,000
 1,300,000    Rockland County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       1,300,000
   175,000    Schoharie County, New York
                Industrial Development Agency VR .................    4.200        01/08/98         175,000
 4,235,000    St. Lawrence County, New York
                Industrial Development Agency VR .................    4.500        01/08/98       4,235,000
10,000,000    Suffolk County, New York GO TAN ....................    3.850        09/10/98      10,026,541


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund (concluded)

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity         Value
   Amount     Description                                         of Purchase*       Date         (Note 1a)
--------------------------------------------------------------------------------------------------------------
$1,400,000    Syracuse, New York
                Industrial Development Agency PUT ................    4.500%       06/15/98     $ 1,400,000
 3,550,000    Syracuse, New York
                Industrial Development Agency VR .................    4.100        01/07/98       3,550,000
 1,000,000    Triborough Bridge & Tunnel Authority, New York P/R..    3.750        01/01/98       1,015,000
 2,460,000    Warren & Washington Counties, New York
                Industrial Development Agency VR .................    4.250        01/08/98       2,460,000
   305,000    Wyoming County, New York
                Industrial Development Agency VR .................    4.250        01/08/98         305,000
 5,900,000    Wyoming County, New York
                Industrial Development Agency VR .................    4.400        01/08/98       5,900,000
 1,180,000    Yates County, New York
                Industrial Development  Agency VR ................    4.250        01/08/98       1,180,000
 4,200,000    Yonkers, New York
                Industrial Development Agency VR .................    3.500        01/07/98       4,200,000
                                                                                               ------------
                                                                                                307,392,972
                                                                                               ------------
              Puerto Rico -- 0.2%
   500,000    University of Puerto Rico P/R ......................    3.800        06/01/98         505,449
                                                                                               ------------

              Total Investments -- 99.6%
                (cost $307,898,421) ..............................                              307,898,421

              Other assets in excess of liabilities -- 0.4% ......                                1,378,432
                                                                                               ------------
              Net Assets -- 100.0% ...............................                             $309,276,853
                                                                                               ============

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.
Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO       General Obligation.
P/R      Pre-refunded in U.S. Government Securities.
PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
RAN      Revenue Anticipation Note.
TAN      Tax Anticipation Note.
TECP     Tax Exempt Commercial Paper.


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Cash Management Fund

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity     Value
   Amount     Description                                         of Purchase*       Date     (Note 1a)
--------------------------------------------------------------------------------------------------------------
               Asset-Backed Securities -- 1.7%

               Financial Services -- 1.7%
$  757,362     Ford Credit Auto Owner Trust (cost $757,362) ......    5.748%       10/15/98    $    757,362
                                                                                               ------------
               Certificates of Deposit -- 20.4%

               Banks -- 20.4%
 1,000,000     American Express Centurion Bank ...................    5.870        01/20/98       1,000,000
 1,000,000     Bankers Trust .....................................    5.950        09/09/98         999,777
 1,000,000     Branch Banking & Trust ............................    5.900        08/24/98       1,000,000
 1,000,000     Canadian Imperial Bank ............................    6.030        01/20/98       1,000,115
 1,000,000     Chase Manhattan Bank ..............................    5.650        01/06/98       1,000,000
 1,000,000     Morgan Guaranty Trust .............................    5.710        01/06/98         999,876
 1,000,000     Norinchukin Bank ..................................    5.840        02/06/98         999,871
 1,000,000     Societe Generale ..................................    5.620        01/07/98       1,000,002
 1,000,000     Swiss Bank ........................................    5.980        03/19/98       1,000,231
                                                                                               ------------
               Total Certificates of Deposit
                 (cost $8,999,872) ...............................                                8,999,872
                                                                                               ------------
               Commercial Paper -- 35.2%

               Banks -- 2.3%
 1,000,000     BBL North America .................................    6.800        01/02/98         999,811
                                                                                               ------------
               Beverages & Tobacco -- 4.1%
 1,800,000     UST ...............................................    6.300        01/05/98       1,798,740
                                                                                               ------------
               Building Materials -- 2.3%
 1,000,000     Boral Industries ..................................    5.700        01/20/98         996,991
                                                                                               ------------
               Electrical Components -- 2.3%
 1,000,000     Sharp Electric ....................................    5.920        01/30/98         995,231
                                                                                               ------------
               Financial Services -- 5.0%
 1,235,000     Credit Agricole Indosuez ..........................    5.750        01/14/98       1,232,435
 1,000,000     Toshiba International Finance .....................    5.800        02/02/98         994,844
                                                                                               ------------
                                                                                                  2,227,279
                                                                                               ------------
               Food -- 2.3%
 1,000,000     Golden Peanut .....................................    5.540        01/13/98         998,153
                                                                                               ------------
               Household Products -- 2.3%
 1,000,000     Guardian Industries ...............................    5.550        01/05/98         999,384
                                                                                               ------------
               Municipal -- 6.7%
 1,000,000     New York City, New York GO ........................    5.850        02/03/98       1,000,000
 1,000,000     New York City, New York Housing
                 Development Corporation .........................    5.790        01/05/98       1,000,000
 1,000,000     Tennessee State School Board ......................    5.920        01/16/98       1,000,000
                                                                                               ------------
                                                                                                  3,000,000
                                                                                               ------------
               Pharmaceuticals -- 2.3%
 1,000,000     Bayer .............................................    5.850        01/05/98         999,350
                                                                                               ------------
               Real Estate -- 3.4%
 1,500,000     Weyerhaeuser Real Estate ..........................    5.750        01/20/98       1,495,448
                                                                                               ------------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Cash Management Fund (continued)

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity     Value
   Amount     Description                                         of Purchase*       Date     (Note 1a)
--------------------------------------------------------------------------------------------------------------
              Transportation -- 2.2%
$1,000,000    Daimler-Benz .......................................    5.540%       02/04/98    $    994,768
                                                                                               ------------
              Total Commercial Paper
                (cost $15,505,155) ...............................                               15,505,155
                                                                                               ------------
              Corporate Bonds -- 4.1%

              Financial Services -- 4.1%
   500,000    Associates Corporation of North America ............    5.940        07/15/98         502,864
   300,000    Associates Corporation of North America ............    5.820        05/15/98         303,170
 1,000,000    General Electric Capital ...........................    5.800        02/16/98       1,002,071
                                                                                               ------------
              Total Corporate Bonds
                (cost $1,808,105) ................................                                1,808,105
                                                                                               ------------
              Floating Rate Notes -- 28.8%

              California -- 3.1%
 1,000,000    Fontana, California VR .............................    6.500        01/07/98       1,000,000
   385,000    Pasadena, California Certificates of
                Participation VR .................................    7.000        01/06/98         385,000
                                                                                               ------------
                                                                                                  1,385,000
                                                                                               ------------
              Florida -- 5.4%
 1,000,000    Baptist Health Systems VR MBIA .....................    5.900        01/07/98       1,000,000
 1,000,000    Dade County, Florida Expressway Authority VR FGIC ..    6.150        01/08/98       1,000,000
   400,000    Florida Housing Finance Agency VR ..................    5.900        01/07/98         400,000
                                                                                               ------------
                                                                                                  2,400,000
                                                                                               ------------
              Georgia -- 1.3%
   600,000    De Kalb Development Authority VR ...................    5.900        01/07/98         600,000
                                                                                               ------------
              Illinois -- 1.6%
   500,000    Edward Hospital Group VR ...........................    5.950        01/07/98         500,000
   200,000    Isac, Illinios VR ..................................    5.920        01/07/98         200,000
                                                                                               ------------
                                                                                                    700,000
                                                                                               ------------
              Louisiana -- 2.3%
 1,000,000    Calcasieu Parish, Louisiana
                Industrial Development Agency VR .................    5.700        01/07/98       1,000,000
                                                                                               ------------
              Michigan -- 1.6%
   700,000    Genesys Health Systems VR ..........................    5.970        01/07/98         700,000
                                                                                               ------------
              Minnesota -- 2.3%
 1,000,000    Catholic Health Initiatives VR .....................    5.900        01/07/98       1,000,000
                                                                                               ------------
              New Jersey -- 0.6%
   270,000    New Jersey Economic Development Authority VR .......    6.280        01/05/98         270,000
                                                                                               ------------


                 See accompanying notes to financial statements

Portfolio of Investments
(concluded)

Salomon Brothers Cash Management Fund (concluded)

--------------------------------------------------------------------------------------------------------------
                                                                    Yield to
  Principal                                                     Maturity on Date   Maturity     Value
   Amount     Description                                         of Purchase*       Date     (Note 1a)
--------------------------------------------------------------------------------------------------------------
              New York -- 4.5%
$  400,000    Health Insurance Plan, Greater New York VR .........    6.150%       01/07/98    $    400,000
   295,000    New York City, New York
                Industrial Development Agency VR .................    6.000        01/07/98         295,000
   100,000    New York City, New York
                Industrial Development Agency VR .................    6.000        01/07/98         100,000
   900,000    New York State, Housing Finance Agency VR ..........    5.900        01/07/98         900,000
   300,000    Syracuse, New York GO VR ...........................    6.000        01/07/98         300,000
                                                                                                -----------
                                                                                                  1,995,000
                                                                                                -----------

              North Carolina -- 0.9%
   380,000    Greensboro, North Carolina GO VR ...................    6.000        01/07/98         380,000
                                                                                                -----------

              Pennsylvania -- 2.3%
 1,000,000    Pennsylvania Economic Development Authority VR .....    5.650        01/07/98       1,000,000
                                                                                                -----------

              Tennessee -- 0.9%
   400,000    Community Health Systems VR ........................    6.150        01/07/98         400,000
                                                                                                -----------

              Texas -- 2.0%
   875,000    Texas State GO VR ..................................    5.900        01/07/98         875,000
                                                                                                -----------

              Total Floating Rate Notes
                (cost $12,705,000) ...............................                               12,705,000
                                                                                                -----------

              Total Investments -- 90.2%
                (cost $39,775,494) ...............................                               39,775,494

              Repurchase Agreement -- 3.9%
 1,716,595    Repurchase Agreement dated 12/31/97 with J.P.
                Morgan Securities, collateralized by $1,815,000
                U.S. Treasury Strips, Zero Coupon, due 08/15/98
                valued at $1,751,475; proceeds: $1,717,191
                (cost $1,716,595) ................................    6.250        01/02/98       1,716,595

              Other assets in excess of liabilities -- 5.9% ......                                2,583,599
                                                                                               ------------
              Net Assets -- 100.0% ...............................                             $ 44,075,688
                                                                                               ============

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.
Abbreviations used in this statement:
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO       General Obligation.
MBIA     Insured as to principal and interest by the MBIA Insurance Corporation.


                 See accompanying notes to financial statements

                      (This page intentionally left blank)

Statements of Assets and Liabilities
December 31, 1997

                                                                                      Asia
                                                                                     Growth         Capital        Investors
                                                                                      Fund           Fund            Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .................................................  $ 13,522,021    $170,868,237    $689,102,426
Repurchase agreements, at value and cost .......................................            --      18,105,000      43,055,000
Cash (including foreign currency) ..............................................       581,811             695             435
Receivable for securities sold .................................................       151,257          87,049         853,332
Receivable for Fund shares sold ................................................       214,906         485,938         468,288
Interest and dividends receivable ..............................................         8,997          75,604         621,940
Receivable from investment advisor .............................................       226,260              --              --
Deferred organization expense ..................................................        75,250              --              --
Net unrealized appreciation of forward foreign currency contracts ..............            --              --              --
Other assets ...................................................................        11,150          13,190          25,332
                                                                                  ------------    ------------    ------------
Total assets ...................................................................    14,791,652     189,635,713     734,126,753
                                                                                  ------------    ------------    ------------
LIABILITIES:
Payable for:
  Securities purchased .........................................................        28,482       1,413,880       5,428,326
  Reverse repurchase agreement .................................................            --              --              --
  Fund shares redeemed .........................................................       375,733         709,688         419,414
  Dividends and distributions declared .........................................            --              --              --
  Affiliate transactions:
    Management  fees ...........................................................            --         136,189         933,125
    Service and distribution fees ..............................................        24,517          16,242         178,590
Net unrealized depreciation of forward foreign currency contracts ..............        36,655              --              --
Accrued expenses and other liabilities .........................................        43,380          95,917         174,447
                                                                                  ------------    ------------    ------------
Total liabilities ..............................................................       508,767       2,371,916       7,133,902
                                                                                  ------------    ------------    ------------
Net assets .....................................................................  $ 14,282,885    $187,263,797    $726,992,851
                                                                                  ============    ============    ============
Net assets consist of:
Paid-in capital ................................................................  $ 20,150,904    $153,003,730    $482,444,752
Undistributed net investment income or (distributions in excess of net
  investment income) ...........................................................           191         385,558         164,292
Accumulated net realized gain (loss) on investments, options and
  foreign currency transactions ................................................    (3,760,542)      8,054,582      17,635,725
Net unrealized appreciation (depreciation) on investments, foreign currency
  transactions and other assets ................................................    (2,107,668)     25,819,927     226,748,082
                                                                                  ------------    ------------    ------------
Net assets: ....................................................................  $ 14,282,885    $187,263,797    $726,992,851
                                                                                  ============    ============    ============
Class A ........................................................................  $  6,490,875    $  5,588,550    $ 57,105,293
                                                                                  ============    ============    ============
Class B ........................................................................  $  5,737,641    $  3,819,893    $ 49,785,608
                                                                                  ============    ============    ============
Class C ........................................................................  $  1,642,697    $  2,385,339    $ 11,701,161
                                                                                  ============    ============    ============
Class O ........................................................................  $    411,672    $175,470,015    $608,400,789
                                                                                  ============    ============    ============
Shares outstanding:
Class A ........................................................................       867,533         264,272       2,705,397
                                                                                  ============    ============    ============
Class B ........................................................................       771,230         181,818       2,370,932
                                                                                  ============    ============    ============
Class C ........................................................................       220,900         113,470         557,056
                                                                                  ============    ============    ============
Class O ........................................................................        54,872       8,264,251      28,786,802
                                                                                  ============    ============    ============
Net asset value:
Class A shares
Net asset value and redemption price per share .................................  $       7.48    $      21.15    $      21.11
                                                                                  ============    ============    ============
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund and New York Municipal Money Fund) .....  $       7.85    $      22.20    $      22.16
                                                                                  ============    ============    ============
Class B shares
Net asset value and offering price per share * .................................  $       7.44    $      21.01    $      21.00
                                                                                  ============    ============    ============
Class C shares
Net asset value and offering price per share * .................................  $       7.44    $      21.02    $      21.01
                                                                                  ============    ============    ============
Class O shares
Net asset value, offering price and redemption price per share .................  $       7.50    $      21.23    $      21.13
                                                                                  ============    ============    ============
Note A:  Cost of investments ...................................................  $ 15,588,670    $145,048,310    $462,354,514
                                                                                  ============    ============    ============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                 See accompanying notes to financial statements

                                                                                      Total           High
                                                                                     Return           Yield         Strategic
                                                                                      Fund          Bond Fund       Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .................................................  $150,532,436    $535,925,237    $ 81,437,648
Repurchase agreements, at value and cost .......................................    29,844,000      33,479,000      20,451,000
Cash (including foreign currency) ..............................................           651             752             319
Receivable for securities sold .................................................            --              --       8,685,135
Receivable for Fund shares sold ................................................       785,685       3,980,698       1,156,317
Interest and dividends receivable ..............................................     1,148,172      10,842,726       1,383,360
Receivable from investment advisor .............................................            --              --              --
Deferred organization expense ..................................................        51,557          63,167          63,393
Net unrealized appreciation of forward foreign currency contracts ..............            --              --          70,815
Other assets ...................................................................            --          67,308          25,332
                                                                                  ------------    ------------    ------------
Total assets ...................................................................   182,362,501     584,358,888     113,273,319
                                                                                  ------------    ------------    ------------
LIABILITIES:
Payable for:
  Securities purchased .........................................................    15,119,426              --      20,890,439
  Reverse repurchase agreement .................................................     3,571,175              --       5,304,246
  Fund shares redeemed .........................................................       254,032         901,327         263,616
  Dividends and distributions declared .........................................       108,259       3,992,685         403,784
  Affiliate transactions:
    Management  fees ...........................................................        80,159         312,538         263,743
    Service and distribution fees ..............................................       280,622       1,050,799         169,211
Net unrealized depreciation of forward foreign currency contracts ..............            --              --              --
Accrued expenses and other liabilities .........................................        63,125         281,148          38,254
                                                                                  ------------    ------------    ------------
Total liabilities ..............................................................    19,476,798       6,538,497      27,333,293
                                                                                  ------------    ------------    ------------
Net assets .....................................................................  $162,885,703    $577,820,391    $ 85,940,026
                                                                                  ============    ============    ============
Net assets consist of:
Paid-in capital ................................................................  $148,828,945    $569,726,837    $ 84,523,879
Undistributed net investment income or (distributions in excess of net
  investment income) ...........................................................       127,947              --         (57,860)
Accumulated net realized gain (loss) on investments, options and
  foreign currency transactions ................................................       590,814        (121,297)        136,825
Net unrealized appreciation (depreciation) on investments, foreign currency
  transactions and other assets ................................................    13,337,997       8,214,851       1,337,182
                                                                                  ------------    ------------    ------------
Net assets: ....................................................................  $162,885,703    $577,820,391    $ 85,940,026
                                                                                  ============    ============    ============
Class A ........................................................................  $ 53,024,315    $169,720,528    $ 17,149,950
                                                                                  ============    ============    ============
Class B ........................................................................  $ 87,549,449    $329,671,695    $ 47,920,983
                                                                                  ============    ============    ============
Class C ........................................................................  $ 21,085,221    $ 76,041,932    $ 20,219,867
                                                                                  ============    ============    ============
Class O ........................................................................  $  1,226,718    $  2,386,236    $    649,226
                                                                                  ============    ============    ============
Shares outstanding:

Class A ........................................................................     4,037,397      14,452,404       1,567,016
                                                                                  ============    ============    ============
Class B ........................................................................     6,674,754      28,155,839       4,383,809
                                                                                  ============    ============    ============
Class C ........................................................................     1,603,616       6,496,800       1,848,827
                                                                                  ============    ============    ============
Class O ........................................................................        92,907         203,096          59,377
                                                                                  ============    ============    ============
Net asset value:
Class A shares
Net asset value and redemption price per share .................................  $      13.13    $      11.74    $      10.94
                                                                                  ============    ============    ============
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund and New York Municipal Money Fund) .....  $      13.78    $      12.33    $      11.49
                                                                                  ============    ============    ============
Class B shares
Net asset value and offering price per share * .................................  $      13.12    $      11.71    $      10.93
                                                                                  ============    ============    ============
Class C shares
Net asset value and offering price per share * .................................  $      13.15    $      11.70    $      10.94
                                                                                  ============    ============    ============
Class O shares
Net asset value, offering price and redemption price per share .................  $      13.20    $      11.75    $      10.93
                                                                                  ============    ============    ============
Note A:  Cost of investments ...................................................  $137,194,420    $527,623,859    $ 80,165,057
                                                                                  ============    ============    ============


                                                                                      U.S.          National
                                                                                   Government     Intermediate
                                                                                   Income Fund   Municipal Fund
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .................................................  $ 13,818,108    $ 13,814,887
Repurchase agreements, at value and cost .......................................     3,101,000              --
Cash (including foreign currency) ..............................................           846           2,770
Receivable for securities sold .................................................           461              --
Receivable for Fund shares sold ................................................        36,597           2,585
Interest and dividends receivable ..............................................       105,116         257,436
Receivable from investment advisor .............................................        73,598          71,682
Deferred organization expense ..................................................        51,854          50,089
Net unrealized appreciation of forward foreign currency contracts ..............            --              --
Other assets ...................................................................        23,137          23,427
                                                                                  ------------    ------------
Total assets ...................................................................    17,210,717      14,222,876
                                                                                  ------------    ------------
LIABILITIES:
Payable for:
  Securities purchased .........................................................     2,241,959              --
  Reverse repurchase agreement .................................................       630,207              --
  Fund shares redeemed .........................................................        57,844              --
  Dividends and distributions declared .........................................       101,057          45,580
  Affiliate transactions:
    Management  fees ...........................................................            --              --
    Service and distribution fees ..............................................         7,572           5,003
Net unrealized depreciation of forward foreign currency contracts ..............            --              --
Accrued expenses and other liabilities .........................................        17,213          14,006
                                                                                  ------------    ------------
Total liabilities ..............................................................     3,055,852          64,589
                                                                                  ------------    ------------
Net assets .....................................................................  $ 14,154,865    $ 14,158,287
                                                                                  ============    ============
Net assets consist of:
Paid-in capital ................................................................  $ 13,929,765    $ 13,443,031
Undistributed net investment income or (distributions in excess of net
  investment income) ...........................................................            --              --
Accumulated net realized gain (loss) on investments, options and
  foreign currency transactions ................................................        (4,466)         (2,529)
Net unrealized appreciation (depreciation) on investments, foreign currency
  transactions and other assets ................................................       229,566         717,785
                                                                                  ------------    ------------
Net assets: ....................................................................  $ 14,154,865    $ 14,158,287
                                                                                  ============    ============
Class A ........................................................................  $  1,319,999    $  1,062,613
                                                                                  ============    ============
Class B ........................................................................  $  2,530,670    $  1,295,495
                                                                                  ============    ============
Class C ........................................................................  $    751,385    $    514,461
                                                                                  ============    ============
Class O ........................................................................  $  9,552,811    $ 11,285,718
                                                                                  ============    ============
Shares outstanding:

Class A ........................................................................       129,442         100,093
                                                                                  ============    ============
Class B ........................................................................       248,203         122,377
                                                                                  ============    ============
Class C ........................................................................        73,733          48,581
                                                                                  ============    ============
Class O ........................................................................       937,253       1,063,875
                                                                                  ============    ============
Net asset value:
Class A shares
Net asset value and redemption price per share .................................  $      10.20    $      10.62
                                                                                  ============    ============
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund and New York Municipal Money Fund) .....  $      10.71    $      11.15
                                                                                  ============    ============
Class B shares
Net asset value and offering price per share * .................................  $      10.20    $      10.59
                                                                                  ============    ============
Class C shares
Net asset value and offering price per share * .................................  $      10.19    $      10.59
                                                                                  ============    ============
Class O shares
Net asset value, offering price and redemption price per share .................  $      10.19    $      10.61
                                                                                  ============    ============
Note A:  Cost of investments ...................................................  $ 13,588,542    $ 13,097,102
                                                                                  ============    ============


                                                                                    New York          Cash
                                                                                    Municipal      Management
                                                                                   Money Fund         Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .................................................  $307,898,421    $ 39,775,494
Repurchase agreements, at value and cost .......................................            --       1,716,595
Cash (including foreign currency) ..............................................        55,248              --
Receivable for securities sold .................................................            --              --
Receivable for Fund shares sold ................................................       363,947       2,323,707
Interest and dividends receivable ..............................................     1,249,958         391,172
Receivable from investment advisor .............................................            --              --
Deferred organization expense ..................................................            --              --
Net unrealized appreciation of forward foreign currency contracts ..............            --              --
Other assets ...................................................................            --          22,262
                                                                                  ------------    ------------
Total assets ...................................................................   309,567,574      44,229,230
                                                                                  ------------    ------------
LIABILITIES:
Payable for:
  Securities purchased .........................................................            --              --
  Reverse repurchase agreement .................................................            --              --
  Fund shares redeemed .........................................................       135,492          12,184
  Dividends and distributions declared .........................................        11,700         102,307
  Affiliate transactions:
    Management  fees ...........................................................        41,607          16,633
    Service and distribution fees ..............................................            --              --
Net unrealized depreciation of forward foreign currency contracts ..............            --              --
Accrued expenses and other liabilities .........................................       101,922          22,418
                                                                                  ------------    ------------
Total liabilities ..............................................................       290,721         153,542
                                                                                  ------------    ------------
Net assets .....................................................................  $309,276,853    $ 44,075,688
                                                                                  ============    ============
Net assets consist of:
Paid-in capital ................................................................  $309,515,181    $ 44,077,888
Undistributed net investment income or (distributions in excess of net
  investment income) ...........................................................            --              --
Accumulated net realized gain (loss) on investments, options and
  foreign currency transactions ................................................      (238,328)         (2,200)
Net unrealized appreciation (depreciation) on investments, foreign currency
  transactions and other assets ................................................            --              --
                                                                                  ------------    ------------
Net assets: ....................................................................  $309,276,853    $ 44,075,688
                                                                                  ============    ============
Class A ........................................................................  $  3,807,918    $ 18,246,345
                                                                                  ============    ============
Class B ........................................................................  $     25,000    $  4,151,327
                                                                                  ============    ============
Class C ........................................................................  $     25,000    $  1,806,171
                                                                                  ============    ============
Class O ........................................................................  $305,418,935    $ 19,871,845
                                                                                  ============    ============
Shares outstanding:

Class A ........................................................................     3,808,034      18,246,378
                                                                                  ============    ============
Class B ........................................................................        25,000       4,151,337
                                                                                  ============    ============
Class C ........................................................................        25,000       1,806,177
                                                                                  ============    ============
Class O ........................................................................   305,658,004      19,873,996
                                                                                  ============    ============
Net asset value:
Class A shares
Net asset value and redemption price per share .................................  $       1.00    $       1.00
                                                                                  ============    ============
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund and New York Municipal Money Fund) .....  $       1.00    $       1.00
                                                                                  ============    ============
Class B shares
Net asset value and offering price per share * .................................  $       1.00    $       1.00
                                                                                  ============    ============
Class C shares
Net asset value and offering price per share * .................................  $       1.00    $       1.00
                                                                                  ============    ============
Class O shares
Net asset value, offering price and redemption price per share .................  $       1.00    $       1.00
                                                                                  ============    ============
Note A:  Cost of investments ...................................................  $307,898,421    $ 39,775,494
                                                                                  ============    ============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                 See accompanying notes to financial statements

Statements of Operations
For the Year Ended December 31, 1997

                                                                           Asia
                                                                          Growth          Capital        Investors
                                                                           Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------------
Income:

Interest ........................................................   $      27,721    $     506,667    $   2,634,065
Dividends (Note A) ..............................................         165,321        1,954,236        9,263,582
                                                                    -------------    -------------    -------------
                                                                          193,042        2,460,903       11,897,647

Expenses:
Management fee ..................................................         102,243        1,505,753        3,360,670
Registration and filing fees ....................................          31,120           37,440           33,625
Custody and administration fees .................................         220,590           75,009           74,521
Legal ...........................................................          11,655          111,465          168,750
Printing ........................................................              --           84,200          196,290
Shareholder services ............................................          60,665           58,245          461,565
Amortization of organization expenses ...........................          21,026               --               --
Audit and tax return preparation fees ...........................           3,760           81,895           93,490
Directors' fees and expenses ....................................           2,345           60,155           63,460
Other ...........................................................           1,625           26,190           38,765
                                                                    -------------    -------------    -------------
                                                                          455,029        2,040,352        4,491,136
Management fee waived and expenses absorbed by investment advisor        (328,503)              --               --
Credits earned from custodian on cash balances ..................              --              (54)            (236)
                                                                    -------------    -------------    -------------
                                                                          126,526        2,040,298        4,490,900

Distribution and service fees:
Class A Shares ..................................................          15,166            7,313           89,289
Class B Shares ..................................................          52,196           15,694          312,440
Class C Shares ..................................................          11,934           10,406           76,117
                                                                    -------------    -------------    -------------
Net expenses ....................................................         205,822        2,073,711        4,968,746
                                                                    -------------    -------------    -------------
Net investment income (loss) ....................................         (12,780)         387,192        6,928,901
                                                                    -------------    -------------    -------------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (Note B) ............................................      (3,596,949)      34,253,431       86,460,558
Options written .................................................              --         (115,927)          30,180
Foreign currency transactions ...................................        (149,867)          (1,301)          (1,980)
                                                                    -------------    -------------    -------------
                                                                       (3,746,816)      34,136,203       86,488,758
                                                                    -------------    -------------    -------------
Net change in unrealized appreciation (depreciation) on:
Investments .....................................................      (2,119,841)       4,077,698       55,513,046
Foreign currency transactions and other assets ..................         (40,964)              28              367
                                                                    -------------    -------------    -------------
                                                                       (2,160,805)       4,077,726       55,513,413
                                                                    -------------    -------------    -------------
Net realized and unrealized gain (loss) .........................      (5,907,621)      38,213,929      142,002,171
                                                                    -------------    -------------    -------------
Net increase (decrease) in net assets from operations ...........   $  (5,920,401)   $  38,601,121    $ 148,931,072
                                                                    =============    =============    =============
Note A:  Net of foreign withholding tax of: .....................   $       9,987    $      71,465    $     183,790
                                                                    =============    =============    =============
Note B:  Net of foreign withholding tax of: .....................   $      11,981    $          --    $          --
                                                                    =============    =============    =============


                 See accompanying notes to financial statements

                                                                        Total           High                            U.S.
                                                                       Return           Yield         Strategic      Government
                                                                        Fund          Bond Fund       Bond Fund      Income Fund

--------------------------------------------------------------------------------------------------------------------------------
Income:

Interest ........................................................   $  3,843,013    $ 37,742,999    $  4,673,172    $    850,502
Dividends (Note A) ..............................................      1,545,341         211,042              --              --
                                                                    ------------    ------------    ------------    ------------
                                                                       5,388,354      37,954,041       4,673,172         850,502

Expenses:
Management fee ..................................................        585,841       2,878,280         430,840          77,327
Registration and filing fees ....................................         43,845         105,055          43,655          30,575
Custody and administration fees .................................        140,906         467,730          94,828          31,518
Legal ...........................................................         27,265          30,515           2,980              --
Printing ........................................................         23,680          90,350          12,365           2,975
Shareholder services ............................................        184,530         435,855          99,020          53,490
Amortization of organization expenses ...........................         19,122          29,448          29,551          24,171
Audit and tax return preparation fees ...........................         21,555         107,235          13,865           2,230
Directors' fees and expenses ....................................          1,900           1,900           1,900           1,900
Other ...........................................................          8,351          24,910           6,860           4,084
                                                                    ------------    ------------    ------------    ------------
                                                                       1,056,995       4,171,278         735,864         228,270
Management fee waived and expenses absorbed by investment advisor       (505,682)       (371,931)       (167,097)       (150,925)
Credits earned from custodian on cash balances ..................            (56)            (17)            (58)            (18)
                                                                    ------------    ------------    ------------    ------------
                                                                         551,257       3,799,330         568,709          77,327

Distribution and service fees:
Class A Shares ..................................................         93,675         305,953          38,358           3,378
Class B Shares ..................................................        568,667       2,174,677         301,245          16,492
Class C Shares ..................................................        112,603         420,949         114,072           4,488
                                                                    ------------    ------------    ------------    ------------
Net expenses ....................................................      1,326,202       6,700,909       1,022,384         101,685
                                                                    ------------    ------------    ------------    ------------
Net investment income (loss) ....................................      4,062,152      31,253,132       3,650,788         748,817
                                                                    ------------    ------------    ------------    ------------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (Note B) ............................................      4,262,875       8,465,196       1,513,401          63,896
Options written .................................................             --              --              --              --
Foreign currency transactions ...................................           (343)             --         199,524              --
                                                                    ------------    ------------    ------------    ------------
                                                                       4,262,532       8,465,196       1,712,925          63,896
                                                                    ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
Investments .....................................................      9,001,545       1,024,478         295,479         181,947
Foreign currency transactions and other assets ..................         (1,700)        (55,438)         77,528              --
                                                                    ------------    ------------    ------------    ------------
                                                                       8,999,845         969,040         373,007         181,947
                                                                    ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) .........................     13,262,377       9,434,236       2,085,932         245,843
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations ...........   $ 17,324,529    $ 40,687,368    $  5,736,720    $    994,660
                                                                    ============    ============    ============    ============
Note A: Net of foreign withholding tax of: ......................   $     16,457    $         --    $         --    $         --
                                                                    ============    ============    ============    ============
Note B: Net of foreign withholding tax of: ......................   $         --    $         --    $         --    $         --
                                                                    ============    ============    ============    ============


                                                                       National        New York          Cash
                                                                     Intermediate      Municipal      Management
                                                                    Municipal Fund    Money Fund         Fund

-----------------------------------------------------------------------------------------------------------------
Income:

Interest ........................................................    $    683,008    $  9,456,998    $  1,715,093
Dividends (Note A) ..............................................              --              --              --
                                                                     ------------    ------------    ------------
                                                                          683,008       9,456,998       1,715,093

Expenses:
Management fee ..................................................          64,592         490,138          60,655
Registration and filing fees ....................................          30,470          12,480          40,145
Custody and administration fees .................................          21,100         268,070          42,960
Legal ...........................................................              --          37,430           1,410
Printing ........................................................           3,460          99,897           7,165
Shareholder services ............................................          52,105          81,995          44,205
Amortization of organization expenses ...........................          23,349              --              --
Audit and tax return preparation fees ...........................           2,265         134,765           8,850
Directors' fees and expenses ....................................           1,900           3,400           1,900
Other ...........................................................           3,790          14,996           3,535
                                                                     ------------    ------------    ------------
                                                                          203,031       1,143,171         210,825
Management fee waived and expenses absorbed by investment advisor        (136,274)             --         (44,023)
Credits earned from custodian on cash balances ..................          (2,165)             --              --
                                                                     ------------    ------------    ------------
                                                                           64,592       1,143,171         166,802

Distribution and service fees:
Class A Shares ..................................................           2,073              --              --
Class B Shares ..................................................          10,025              --              --
Class C Shares ..................................................           5,080              --              --
                                                                     ------------    ------------    ------------
Net expenses ....................................................          81,770       1,143,171         166,802
                                                                     ------------    ------------    ------------
Net investment income (loss) ....................................         601,238       8,313,827       1,548,291
                                                                     ------------    ------------    ------------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (Note B) ............................................          (2,529)        (13,552)            (76)
Options written .................................................              --              --              --
Foreign currency transactions ...................................              --              --              --
                                                                     ------------    ------------    ------------
                                                                           (2,529)        (13,552)            (76)
                                                                     ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
Investments .....................................................         371,912              --              --
Foreign currency transactions and other assets ..................              --              --              --
                                                                     ------------    ------------    ------------
                                                                          371,912              --              --
                                                                     ------------    ------------    ------------
Net realized and unrealized gain (loss) .........................         369,383         (13,552)            (76)
                                                                     ------------    ------------    ------------
Net increase (decrease) in net assets from operations ...........    $    970,621    $  8,300,275    $  1,548,215
                                                                     ============    ============    ============
Note A: Net of foreign withholding tax of: ......................    $         --    $         --    $         --
                                                                     ============    ============    ============
Note B: Net of foreign withholding tax of: ......................    $         --    $         --    $         --
                                                                     ============    ============    ============


                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1997

                                                                              Asia
                                                                             Growth         Capital          Investors
                                                                              Fund           Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $     (12,780)   $     387,192    $   6,928,901
Net realized gain (loss) on investments, options, and foreign
  currency transactions .............................................      (3,746,816)      34,136,203       86,488,758
Net change in unrealized appreciation (depreciation) on investments,
  foreign currency transactions and other assets ....................      (2,160,805)       4,077,726       55,513,413
                                                                        -------------    -------------    -------------
Net increase (decrease) in net assets from operations ...............      (5,920,401)      38,601,121      148,931,072
                                                                        -------------    -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ...........................................................         (11,004)              --         (394,641)
  Class B ...........................................................            (924)              --         (127,662)
  Class C ...........................................................            (213)              --          (31,038)
  Class O ...........................................................            (478)              --       (6,411,465)
                                                                        -------------    -------------    -------------
                                                                              (12,619)              --       (6,964,806)
                                                                        -------------    -------------    -------------
Dividends in excess of net investment income:
  Class A ...........................................................              --               --               --
  Class B ...........................................................              --               --               --
  Class C ...........................................................              --               --               --
  Class O ...........................................................              --               --               --
                                                                        -------------    -------------    -------------
                                                                                   --               --               --
                                                                        -------------    -------------    -------------
Distributions from net realized gains:
  Class A ...........................................................        (104,353)        (718,602)      (5,343,337)
  Class B ...........................................................         (89,299)        (465,526)      (4,567,031)
  Class C ...........................................................         (11,184)        (273,465)      (1,068,601)
  Class O ...........................................................          (4,097)     (27,201,307)     (63,545,388)
                                                                        -------------    -------------    -------------
                                                                             (208,933)     (28,658,900)     (74,524,357)
                                                                        -------------    -------------    -------------
Net fund capital share transactions:
  Class A ...........................................................       5,542,052        5,435,106       44,549,064
  Class B ...........................................................       5,069,723        3,847,103       38,690,707
  Class C ...........................................................       2,131,854        2,353,927        9,264,215
  Class O ...........................................................         455,841       29,050,070       26,389,130
                                                                        -------------    -------------    -------------
    Net increase in net assets from share transactions ..............      13,199,470       40,686,206      118,893,116
                                                                        -------------    -------------    -------------
Net increase in net assets ..........................................       7,057,517       50,628,427      186,335,025
Net assets:
  Beginning of year .................................................       7,225,368      136,635,370      540,657,826
                                                                        -------------    -------------    -------------
  End of year (a) ...................................................   $  14,282,885    $ 187,263,797    $ 726,992,851
                                                                        =============    =============    =============

(a) Including undistributed net investment income or distributions in
      excess of net investment income of: ...........................   $         191    $     385,558       $  164,292
                                                                        =============    =============    =============


                 See accompanying notes to financial statements

                                                                              Total           High
                                                                             Return           Yield         Strategic
                                                                              Fund          Bond Fund       Bond Fund
------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $   4,062,152    $  31,253,132    $   3,650,788
Net realized gain (loss) on investments, options, and foreign
  currency transactions .............................................       4,262,532        8,465,196        1,712,925
Net change in unrealized appreciation (depreciation) on investments,
  foreign currency transactions and other assets ....................       8,999,845          969,040          373,007
                                                                        -------------    -------------    -------------
Net increase (decrease) in net assets from operations ...............      17,324,529       40,687,368        5,736,720
                                                                        -------------    -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ...........................................................      (1,558,218)     (10,420,856)      (1,143,614)
  Class B ...........................................................      (1,977,475)     (17,332,825)      (2,042,725)
  Class C ...........................................................        (392,855)      (3,341,225)        (771,855)
  Class O ...........................................................         (40,279)        (158,226)         (42,923)
                                                                        -------------    -------------    -------------
                                                                           (3,968,827)     (31,253,132)      (4,001,117)
                                                                        -------------    -------------    -------------
Dividends in excess of net investment income:
  Class A ...........................................................              --          (48,331)              --
  Class B ...........................................................              --          (80,388)              --
  Class C ...........................................................              --          (15,496)              --
  Class O ...........................................................              --             (734)              --
                                                                        -------------    -------------    -------------
                                                                                   --         (144,949)              --
                                                                        -------------    -------------    -------------
Distributions from net realized gains:
  Class A ...........................................................      (1,198,304)      (2,590,594)        (271,871)
  Class B ...........................................................      (2,114,495)      (4,997,854)        (720,497)
  Class C ...........................................................        (465,720)      (1,121,874)        (300,522)
  Class O ...........................................................         (31,374)         (35,848)          (9,827)
                                                                        -------------    -------------    -------------
                                                                           (3,809,893)      (8,746,170)      (1,302,717)
                                                                        -------------    -------------    -------------
Net fund capital share transactions:
  Class A ...........................................................      28,181,302      103,283,278        8,671,695
  Class B ...........................................................      54,654,942      222,507,647       33,410,343
  Class C ...........................................................      16,777,707       62,616,274       15,575,013
  Class O ...........................................................         917,192        1,971,786       (3,177,357)
                                                                        -------------    -------------    -------------
    Net increase in net assets from share transactions ..............     100,531,143      390,378,985       54,479,694
                                                                        -------------    -------------    -------------
Net increase in net assets ..........................................     110,076,952      390,922,102       54,912,580
Net assets:
  Beginning of year .................................................      52,808,751      186,898,289       31,027,446
                                                                        -------------    -------------    -------------
  End of year (a) ...................................................   $ 162,885,703    $ 577,820,391    $  85,940,026
                                                                        =============    =============    =============

(a) Including undistributed net investment income or distributions in
      excess of net investment income of: ...........................   $     127,947    $          --    $     (57,860)
                                                                        =============    =============    =============


                                                                            U.S.            National
                                                                         Government       Intermediate
                                                                         Income Fund     Municipal Fund
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $     748,817    $     601,238
Net realized gain (loss) on investments, options, and foreign
  currency transactions .............................................          63,896           (2,529)
Net change in unrealized appreciation (depreciation) on investments,
  foreign currency transactions and other assets ....................         181,947          371,912
                                                                        -------------    -------------
Net increase (decrease) in net assets from operations ...............         994,660          970,621
                                                                        -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ...........................................................         (71,481)         (37,285)
  Class B ...........................................................         (75,368)         (38,708)
  Class C ...........................................................         (20,511)         (19,762)
  Class O ...........................................................        (522,724)        (507,057)
                                                                        -------------    -------------
                                                                             (690,084)        (602,812)
                                                                        -------------    -------------
Dividends in excess of net investment income:
  Class A ...........................................................              --             (417)
  Class B ...........................................................              --             (432)
  Class C ...........................................................              --             (221)
  Class O ...........................................................              --           (5,664)
                                                                        -------------    -------------
                                                                                   --           (6,734)
                                                                        -------------    -------------
Distributions from net realized gains:
  Class A ...........................................................         (13,129)            (526)
  Class B ...........................................................         (22,138)            (603)
  Class C ...........................................................          (6,321)            (380)
  Class O ...........................................................         (91,288)          (7,141)
                                                                        -------------    -------------
                                                                             (132,876)          (8,650)
                                                                        -------------    -------------
Net fund capital share transactions:
  Class A ...........................................................         115,262          340,899
  Class B ...........................................................       1,240,773          567,070
  Class C ...........................................................         324,948           33,963
  Class O ...........................................................          51,765        1,211,479
                                                                        -------------    -------------
    Net increase in net assets from share transactions ..............       1,732,748        2,153,411
                                                                        -------------    -------------
Net increase in net assets ..........................................       1,904,448        2,505,836
Net assets:
  Beginning of year .................................................      12,250,417       11,652,451
                                                                        -------------    -------------
  End of year (a) ...................................................   $  14,154,865    $  14,158,287
                                                                        =============    =============

(a) Including undistributed net investment income or distributions in
      excess of net investment income of: ...........................   $          --    $          --
                                                                        =============    =============


                                                                           New York           Cash
                                                                           Municipal       Management
                                                                          Money Fund          Fund
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $   8,313,827    $   1,548,291
Net realized gain (loss) on investments, options, and foreign
  currency transactions .............................................         (13,552)             (76)
Net change in unrealized appreciation (depreciation) on investments,
  foreign currency transactions and other assets ....................              --               --
                                                                        -------------    -------------
Net increase (decrease) in net assets from operations ...............       8,300,275        1,548,215
                                                                        -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ...........................................................         (79,283)        (569,373)
  Class B ...........................................................          (1,701)        (189,375)
  Class C ...........................................................            (849)         (66,693)
  Class O ...........................................................      (8,231,994)        (722,850)
                                                                        -------------    -------------
                                                                           (8,313,827)      (1,548,291)
                                                                        -------------    -------------
Dividends in excess of net investment income:
  Class A ...........................................................              --               --
  Class B ...........................................................              --               --
  Class C ...........................................................              --               --
  Class O ...........................................................              --               --
                                                                        -------------    -------------
                                                                                   --               --
                                                                        -------------    -------------
Distributions from net realized gains:
  Class A ...........................................................              --               --
  Class B ...........................................................              --               --
  Class C ...........................................................              --               --
  Class O ...........................................................              --               --
                                                                        -------------    -------------
                                                                                   --               --
                                                                        -------------    -------------
Net fund capital share transactions:
  Class A ...........................................................       3,448,121       10,071,260
  Class B ...........................................................              --          231,259
  Class C ...........................................................              --        1,371,294
  Class O ...........................................................      31,698,249        5,646,570
                                                                        -------------    -------------
    Net increase in net assets from share transactions ..............      35,146,370       17,320,383
                                                                        -------------    -------------
Net increase in net assets ..........................................      35,132,818       17,320,307
Net assets:
  Beginning of year .................................................     274,144,035       26,755,381
                                                                        -------------    -------------
  End of year (a) ...................................................   $ 309,276,853    $  44,075,688
                                                                        =============    =============

(a) Including undistributed net investment income or distributions in
      excess of net investment income of: ...........................   $          --    $          --
                                                                        =============    =============


                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1996

                                                                    Asia
                                                                   Growth         Capital         Investors
                                                                    Fund*          Fund             Fund
------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................   $      21,810    $     792,904    $   6,424,058
Net realized gain (loss) on investments,
  options, and foreign currency transactions .............         314,293       22,862,752       52,051,843
Net change in unrealized appreciation
  (depreciation) on investments, options,
foreign currency transactions and other assets ...........          53,137       10,601,610       70,016,509
                                                             -------------    -------------    -------------
Net increase in net assets from operations ...............         389,240       34,257,266      128,492,410
                                                             -------------    -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ................................................         (16,828)            (233)         (52,117)
  Class B ................................................          (1,406)            (120)         (15,140)
  Class C ................................................            (329)            (120)          (3,893)
  Class O ................................................            (728)        (797,069)      (6,351,142)
                                                             -------------    -------------    -------------
                                                                   (19,291)        (797,542)      (6,422,292)
                                                             -------------    -------------    -------------
Dividends in excess of net investment income:
  Class A ................................................              --               --               --
  Class B ................................................              --               --               --
  Class C ................................................              --               --               --
  Class O ................................................              --               --               --
                                                             -------------    -------------    -------------
                                                                        --               --               --
                                                             -------------    -------------    -------------
Distributions from net realized gains:
  Class A ................................................         (53,543)          (6,217)        (766,906)
  Class B ................................................         (46,007)          (3,992)        (609,635)
  Class C ................................................          (3,591)          (3,992)        (111,830)
  Class O ................................................          (1,798)     (25,587,085)     (59,558,730)
                                                             -------------    -------------    -------------
                                                                  (104,939)     (25,601,286)     (61,047,101)
                                                             -------------    -------------    -------------
Net fund capital share transactions:
  Class A ................................................       3,549,887          342,420       10,214,466
  Class B ................................................       3,050,781          218,589        8,511,239
  Class C ................................................         237,212          130,425        1,554,480
  Class O ................................................         117,478       25,656,871       28,941,018
                                                             -------------    -------------    -------------
    Net increase in net assets from share transactions ...       6,955,358       26,348,305       49,221,203
                                                             -------------    -------------    -------------
Net increase in net assets ...............................       7,220,368       34,206,743      110,244,220
Net assets:
  Beginning of period ....................................           5,000      102,428,627      430,413,606
                                                             -------------    -------------    -------------
  End of period (a) ......................................   $   7,225,368    $ 136,635,370    $ 540,657,826
                                                             =============    =============    =============
(a) Including undistributed net investment income or
      distributions in excess of net investment income of:   $      10,809    $        (333)   $       2,113
                                                             =============    =============    =============

*  Fund's commencement of investment operations was May 6, 1996.


                 See accompanying notes to financial statements

                                                                    Total          High                              U.S.
                                                                   Return          Yield          Strategic       Government
                                                                    Fund         Bond Fund        Bond Fund       Income Fund
------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................   $   1,499,174    $   6,682,737    $   1,567,734    $     601,020
Net realized gain (loss) on investments,
  options, and foreign currency transactions .............         540,089        1,779,535          550,506           88,860
Net change in unrealized appreciation
  (depreciation) on investments, options,
foreign currency transactions and other assets ...........       3,888,005        6,797,683          413,887         (277,785)
                                                             -------------    -------------    -------------    -------------
Net increase in net assets from operations ...............       5,927,268       15,259,955        2,532,127          412,095
                                                             -------------    -------------    -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ................................................        (608,681)      (2,693,853)        (223,497)         (35,750)
  Class B ................................................        (585,187)      (3,488,256)        (463,295)         (35,916)
  Class C ................................................         (76,316)        (390,999)        (103,804)         (12,551)
  Class O ................................................        (195,785)        (138,093)        (812,077)        (516,803)
                                                             -------------    -------------    -------------    -------------
                                                                (1,465,969)      (6,711,201)      (1,602,673)        (601,020)
                                                             -------------    -------------    -------------    -------------
Dividends in excess of net investment income:
  Class A ................................................              --               --           (1,487)              --
  Class B ................................................              --               --           (3,010)              --
  Class C ................................................              --               --             (706)              --
  Class O ................................................              --               --           (4,733)              --
                                                             -------------    -------------    -------------    -------------
                                                                        --               --           (9,936)              --
                                                             -------------    -------------    -------------    -------------
Distributions from net realized gains:
  Class A ................................................        (152,704)        (611,200)        (125,860)          (4,728)
  Class B ................................................        (203,017)        (942,499)        (218,299)          (5,771)
  Class C ................................................         (25,301)        (118,077)         (67,806)          (2,179)
  Class O ................................................         (28,599)         (10,856)         (58,871)         (65,419)
                                                             -------------    -------------    -------------    -------------
                                                                  (409,621)      (1,682,632)        (470,836)         (78,097)
                                                             -------------    -------------    -------------    -------------
Net fund capital share transactions:
  Class A ................................................      15,969,336       52,531,457        7,803,194          914,633
  Class B ................................................      20,798,943       93,129,376       12,296,600          707,635
  Class C ................................................       2,758,002       12,100,036        4,143,135          157,310
  Class O ................................................      (4,743,447)      (7,754,436)      (6,230,578)          62,922
                                                             -------------    -------------    -------------    -------------
    Net increase in net assets from share transactions ...      34,782,834      150,006,433       18,012,351        1,842,500
                                                             -------------    -------------    -------------    -------------
Net increase in net assets ...............................      38,834,512      156,872,555       18,461,033        1,575,478
Net assets:
  Beginning of period ....................................      13,974,239       30,025,734       12,566,413       10,674,939
                                                             -------------    -------------    -------------    -------------
  End of period (a) ......................................   $  52,808,751    $ 186,898,289    $  31,027,446    $  12,250,417
                                                             =============    =============    =============    =============
(a) Including undistributed net investment income or
      distributions in excess of net investment income of:   $      33,205    $          --    $      (9,936)   $          --
                                                             =============    =============    =============    =============


                                                                National          New York           Cash
                                                              Intermediate        Municipal       Management
                                                             Municipal Fund      Money Fund          Fund
-------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................    $     537,550    $   6,389,305    $     913,254
Net realized gain (loss) on investments,
  options, and foreign currency transactions .............           23,657            2,563              (10)
Net change in unrealized appreciation
  (depreciation) on investments, options,
foreign currency transactions and other assets ...........          (78,007)              --               --
                                                              -------------    -------------    -------------
Net increase in net assets from operations ...............          483,200        6,391,868          913,244
                                                              -------------    -------------    -------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A ................................................          (28,388)            (802)        (264,829)
  Class B ................................................          (23,706)            (142)        (137,835)
  Class C ................................................          (13,552)            (142)         (13,718)
  Class O ................................................         (474,259)      (6,388,219)        (496,872)
                                                              -------------    -------------    -------------
                                                                   (539,905)      (6,389,305)        (913,254)
                                                              -------------    -------------    -------------
Dividends in excess of net investment income:
  Class A ................................................               --               --               --
  Class B ................................................               --               --               --
  Class C ................................................               --               --
  Class O ................................................               --               --               --
                                                              -------------    -------------    -------------
                                                                         --               --               --
                                                              -------------    -------------    -------------
Distributions from net realized gains:
  Class A ................................................           (1,449)              --               --
  Class B ................................................           (1,467)              --               --
  Class C ................................................             (976)              --               --
  Class O ................................................          (20,439)              --               --
                                                              -------------    -------------    -------------
                                                                    (24,331)              --               --
                                                              -------------    -------------    -------------
Net fund capital share transactions:
  Class A ................................................          131,024          359,913        6,419,571
  Class B ................................................          271,514           25,000        1,681,592
  Class C ................................................          198,788           25,000          252,342
  Class O ................................................          185,121       47,182,964        7,541,082
                                                              -------------    -------------    -------------
    Net increase in net assets from share transactions ...          786,447       47,592,877       15,894,587
                                                              -------------    -------------    -------------
Net increase in net assets ...............................          705,411       47,595,440       15,894,577
Net assets:
  Beginning of period ....................................       10,947,040      226,548,595       10,860,804
                                                              -------------    -------------    -------------
  End of period (a) ......................................    $  11,652,451    $ 274,144,035    $  26,755,381
                                                              =============    =============    =============
(a) Including undistributed net investment income or
      distributions in excess of net investment income of:    $       1,574    $          --    $          --
                                                              =============    =============    =============


                 See accompanying notes to financial statements

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), and Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Money Fund's objective is to seek as high a level of current income exempt from Federal income taxes, New York State and New York City personal income taxes consistent with liquidity and the stability of principal; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term capital appreciation; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above average price appreciation potential.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1997 for each Fund is as follows:

Fund                                     Expiration of Amortization      Amount
-------------------------------------------------------------------------------
Asia Growth Fund .......................          May 2001              $75,250
Total Return Fund ......................       September 2000           $51,557
High Yield Bond Fund ...................        February 2000           $63,167
Strategic Bond Fund ....................        February 2000           $63,393
U.S. Government Income Fund ............        February 2000           $51,854
National Intermediate Municipal Fund ...        February 2000           $50,089

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)

            (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund and New York Municipal Money Fund, acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

            Portfolio securities for the Cash Management Fund and the New York Municipal Money Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

            Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

            Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

            Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

            (b) Futures Contracts. The National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into futures contracts, which involves paying or receiving variation margin, which is recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

            (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

Notes to Financial Statements
(continued)

            (d) Mortgage Rolls. The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1997 was approximately $2,359,000, $5,101,000, and $3,059,000 for the
      U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

            (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

            (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it establishes a segregated account consisting of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the year ended December 31, 1997 were as follows:

                                               Average          Weighted           Maximum
                                                Daily            Average           Amount
      Fund                                     Balance        Interest Rate      Outstanding
      --------------------------------------------------------------------------------------
      Total Return Fund ..................   $1,809,708           3.96%          $3,570,000
      Strategic Bond Fund ................   $1,911,017           3.05%          $5,302,500
      U.S. Government Income Fund ........   $1,680,928           4.13%          $2,949,750

            (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

            (h) Forward Foreign Currency Contracts. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized

Notes to Financial Statements
(continued)

      gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

            (i) Loan Participations. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1997 were $31,746,888 and $2,846,622, respectively.

            (j) Federal Income Taxes. Each Fund, except the Asia Growth Fund, has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax provision is required for such Funds.

            In the current year ended December 31, 1997, the Asia Growth Fund did not qualify as a regulated investment company for Federal income tax purposes, and accordingly, is subject to taxes of approximately $1,500. The Fund's investment manager has agreed to reimburse the Fund for such tax liability. All Funds, including the Asia Growth Fund, intend to qualify as regulated investment companies for Federal income tax purposes in future years.

            (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Investors Fund, and Capital Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund and the Capital Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

            (l) Class Accounting. Investment income, common expenses and gain
      (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

            (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

            (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

Notes to Financial Statements
(continued)

2. Management Fee and Other Agreements

Each Fund retains SBAM, an indirect, wholly-owned subsidiary of Travelers Group Inc. ("Travelers") to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the investment manager. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund and Capital Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .20% for the Cash Management Fund and New York Municipal Money Fund, .50% for the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .55% for the Total Return Fund and .80% for the Asia Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million - 1%; next $100 million - .75% ; next $200 million - .625%; excess over $400 million - .50%. SBAM Limited, an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond and Asia Growth Fund. SBAM has retained SBAM AP, an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). For the period January 1, 1997 through April 28, 1997 the base fee was paid quarterly based on the following annual percentages of the Fund's average daily net assets: first $350 million - .50%; next $150 million - .40%; next $250 million - .375%; next $250 million - .35%; excess over $1 billion - .30%. At its Annual Meeting on April 29, 1997, the Fund's shareholders approved an amendment to the Fund's Management Agreement between the Fund and SBAM to increase the base fee component of the management fee. Accordingly, as of April 29, 1997, the base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                         Annual Fee Rate
--------------------------------------------------------------------------------
First $350 million .............................................      .650%
Next $150 million ..............................................      .550%
Next $250 million ..............................................      .525%
Next $250 million ..............................................      .500%
Over $1 billion ................................................      .450%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one-year period ended March 31, 1997, there was no performance adjustment. For the rolling one-year period ended June 30, 1997, the investment record of the S&P 500 Index exceeded the Investors Fund's performance by approximately three percent. For the rolling one-year period ended September 30, 1997, the investment record of the S&P 500 Index exceeded the Investors Fund's performance by approximately five percent. For the rolling one-year period ended December 31, 1997, the investment record of the S&P 500 Index exceeded

Notes to Financial Statements
(continued)

the Investors Fund's performance by approximately eight percent. As a result, base management fees were decreased, in aggregate, by $242,697 for the year ended December 31, 1997.

For the year ended December 31, 1997, SBAM waived management fees of $102,243, $505,682, $371,931, $167,097, $77,327, $64,592, and $44,023 for the Asia Growth
Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, U.S. Government Income Fund, National Intermediate Municipal Fund, and Cash Management Fund, respectively, and voluntarily absorbed expenses of $226,260, $73,598, and $71,682 for the Asia Growth Fund, U.S. Government Income Fund, and National Intermediate Municipal Fund, respectively.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1997, credits earned on outstanding cash balances were used to reduce custodian fees.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $300, $68,538 and $34,728 were paid by the Total Return Fund, Investors Fund and Capital Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., for transactions executed on behalf of the Funds for the year ended December 31, 1997. Brokerage commissions of $1,530 were paid by the Investors Fund to Salomon Smith Barney Inc.

Salomon Brothers received $14,771 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the year ended December 31, 1997. In addition, contingent deferred sales charges of $763,782 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1997.

3. Capital Stock

At December 31, 1997, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Money Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, and Strategic Bond Fund, each had 1,000,000,000 shares authorized. The Total Return Fund and Asia Growth Fund had 999,999,992 and 1,000,000,008 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

Notes to Financial Statements
(continued)

                                                                       Class A
-------------------------------------------------------------------------------------------------------
                                                    Year Ended                      Period Ended
                                                 December 31, 1997                December 31, 1996
                                              ---------------------------------------------------------
                                              Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------------------
Asia Growth Fund
   Sold ............................         784,262    $   8,043,748          356,682    $   3,537,272
   Issued as reinvestment ..........           4,663           47,952            2,175           22,436
   Redeemed ........................        (279,337)      (2,549,648)          (1,037)          (9,821)
                                       -------------    -------------    -------------    -------------
   Net increase ....................         509,588    $   5,542,052          357,820    $   3,549,887
                                       =============    =============    =============    =============
Capital Fund
   Sold ............................         244,014    $   5,395,246           17,551    $     347,514
   Issued as reinvestment ..........          32,960          686,354              121            2,304
   Redeemed ........................         (29,990)        (646,494)            (384)          (7,398)
                                       -------------    -------------    -------------    -------------
   Net increase ....................         246,984    $   5,435,106           17,288    $     342,420
                                       =============    =============    =============    =============
Investors Fund
   Sold ............................       2,135,627    $  44,955,334          557,317    $  10,367,582
   Issued as reinvestment ..........         270,764        5,490,289           43,043          791,687
   Redeemed ........................        (278,167)      (5,896,559)         (49,750)        (944,803)
                                       -------------    -------------    -------------    -------------
   Net increase ....................       2,128,224    $  44,549,064          550,610    $  10,214,466
                                       =============    =============    =============    =============
Total Return Fund
   Sold ............................       2,997,984    $  37,786,536        1,634,908    $  18,197,811
   Issued as reinvestment ..........         186,260        2,398,523           56,167          639,053
   Redeemed ........................        (932,424)     (12,003,757)        (252,184)      (2,867,528)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........       2,251,820    $  28,181,302        1,438,891    $  15,969,336
                                       =============    =============    =============    =============
High Yield Bond Fund
   Sold ............................      10,472,612    $ 123,618,211        5,579,873    $  62,422,667
   Issued as reinvestment ..........         649,010        7,635,569          178,995        2,017,850
   Redeemed ........................      (2,381,823)     (27,970,502)      (1,070,460)     (11,909,060)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........       8,739,799    $ 103,283,278        4,688,408    $  52,531,457
                                       =============    =============    =============    =============
Strategic Bond Fund
   Sold ............................       1,926,700    $  21,016,666          749,039    $   8,090,137
   Issued as reinvestment ..........          96,880        1,053,971           22,056          238,009
   Redeemed ........................      (1,227,233)     (13,398,942)         (49,131)        (524,952)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........         796,347    $   8,671,695          721,964    $   7,803,194
                                       =============    =============    =============    =============
U.S. Government Income Fund
   Sold ............................         103,116    $   1,042,851          117,000    $   1,173,487
   Issued as reinvestment ..........           4,667           46,772            1,688           16,972
   Redeemed ........................         (96,345)        (974,361)         (27,629)        (275,826)
                                       -------------    -------------    -------------    -------------
   Net increase ....................          11,438    $     115,262           91,059    $     914,633
                                       =============    =============    =============    =============
National Intermediate Municipal Fund
   Sold ............................          38,594    $     401,849           30,133    $     310,751
   Issued as reinvestment ..........           1,526           15,575            1,305           13,429
   Redeemed ........................          (7,300)         (76,525)         (18,756)        (193,156)
                                       -------------    -------------    -------------    -------------
   Net increase ....................          32,820    $     340,899           12,682    $     131,024
                                       =============    =============    =============    =============
New York Municipal Money Fund
   Sold ............................       4,315,593    $   4,315,593          359,251    $     359,251
   Issued as reinvestment ..........          78,317           78,317              662              662
   Redeemed ........................        (945,789)        (945,789)              --               --
                                       -------------    -------------    -------------    -------------
   Net increase ....................       3,448,121    $   3,448,121          359,913    $     359,913
                                       =============    =============    =============    =============
Cash Management Fund
   Sold ............................      49,364,779    $  49,364,779       34,309,623    $  34,309,623
   Issued as reinvestment ..........         107,866          107,866           59,295           59,295
   Redeemed ........................     (39,401,385)     (39,401,385)     (27,949,347)     (27,949,347)
                                       -------------    -------------    -------------    -------------
   Net increase ....................      10,071,260    $  10,071,260        6,419,571    $   6,419,571
                                       =============    =============    =============    =============

                                                                    Class B
-------------------------------------------------------------------------------------------------------
                                                    Year Ended                      Period Ended
                                                 December 31, 1997                December 31, 1996
                                              ---------------------------------------------------------
                                              Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------------------
Asia Growth Fund
   Sold ............................         587,102    $   6,015,329          305,714    $   3,042,058
   Issued as reinvestment ..........           2,762           28,865              846            8,723
   Redeemed ........................        (125,319)        (974,471)              --               --
                                       -------------    -------------    -------------    -------------
   Net increase ....................         464,545    $   5,069,723          306,560    $   3,050,781
                                       =============    =============    =============    =============
Capital Fund
   Sold ............................         170,314    $   3,845,395           11,001    $     218,589
   Issued as reinvestment ..........          20,010    $     414,792               --               --
   Redeemed ........................         (19,507)        (413,084)              --               --
                                       -------------    -------------    -------------    -------------
   Net increase ....................         170,817    $   3,847,103           11,001    $     218,589
                                       =============    =============    =============    =============
Investors Fund
   Sold ............................       1,807,337    $  37,583,157          473,935    $   8,823,215
   Issued as reinvestment ..........         210,840        4,248,456           30,569          561,476
   Redeemed ........................        (147,459)      (3,140,906)         (47,379)        (873,452)
                                       -------------    -------------    -------------    -------------
   Net increase ....................       1,870,718    $  38,690,707          457,125    $   8,511,239
                                       =============    =============    =============    =============
Total Return Fund
   Sold ............................       4,353,173    $  55,268,487        1,941,522    $  21,665,343
   Issued as reinvestment ..........         278,060        3,583,557           57,560          656,054
   Redeemed ........................        (329,620)      (4,197,102)        (136,340)      (1,522,454)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........       4,301,613    $  54,654,942        1,862,742    $  20,798,943
                                       =============    =============    =============    =============
High Yield Bond Fund
   Sold ............................      19,202,042    $ 226,221,650        8,434,142    $  94,520,293
   Issued as reinvestment ..........         858,730       10,077,323          173,250        1,963,617
   Redeemed ........................      (1,171,254)     (13,791,326)        (301,187)      (3,354,534)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........      18,889,518    $ 222,507,647        8,306,205    $  93,129,376
                                       =============    =============    =============    =============
Strategic Bond Fund
   Sold ............................       3,148,600    $  34,351,577        1,214,882    $  13,060,764
   Issued as reinvestment ..........         121,076        1,318,901           33,453          360,441
   Redeemed ........................        (206,869)      (2,260,135)        (105,759)      (1,124,605)
                                       -------------    -------------    -------------    -------------
   Net increase (decrease) .........       3,062,807    $  33,410,343        1,142,576    $  12,296,600
                                       =============    =============    =============    =============
U.S. Government Income Fund
   Sold ............................         186,691    $   1,894,446          114,615    $   1,149,715
   Issued as reinvestment ..........           3,100           31,486            1,043           10,504
   Redeemed ........................         (67,468)        (685,159)         (45,248)        (452,584)
                                       -------------    -------------    -------------    -------------
   Net increase ....................         122,323    $   1,240,773           70,410    $     707,635
                                       =============    =============    =============    =============
National Intermediate Municipal Fund
   Sold ............................          58,555    $     610,666           45,974    $     472,141
   Issued as reinvestment ..........           1,136           11,852              623            6,378
   Redeemed ........................          (5,312)         (55,448)         (20,022)        (207,005)
                                       -------------    -------------    -------------    -------------
   Net increase ....................          54,379    $     567,070           26,575    $     271,514
                                       =============    =============    =============    =============
New York Municipal Money Fund
   Sold ............................         171,196    $     171,196           25,000    $      25,000
   Issued as reinvestment ..........             823              823               --               --
   Redeemed ........................        (172,019)        (172,019)              --               --
                                       -------------    -------------    -------------    -------------
   Net increase ....................              --               --           25,000    $      25,000
                                       =============    =============    =============    =============
Cash Management Fund
   Sold ............................       7,072,814    $   7,072,814        4,686,602    $   4,686,602
   Issued as reinvestment ..........           3,490            3,490          111,779          111,779
   Redeemed ........................      (6,845,045)      (6,845,045)      (3,116,789)      (3,116,789)
                                       -------------    -------------    -------------    -------------
   Net increase ....................         231,259    $     231,259        1,681,592    $   1,681,592
                                       =============    =============    =============    =============

                                                               Class C
----------------------------------------------------------------------------------------------
                                              Year Ended                     Period Ended
                                           December 31, 1997               December 31, 1996
                                        ------------------------------------------------------
                                        Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------
Asia Growth Fund
   Sold .......................        217,343    $  2,305,240          34,069    $    333,338
   Issued as reinvestment .....            922           9,436              19             190
   Redeemed ...................        (21,244)       (182,822)        (10,334)        (96,316)
                                  ------------    ------------    ------------    ------------
   Net increase ...............        197,021    $  2,131,854          23,754    $    237,212
                                  ============    ============    ============    ============
Capital Fund
   Sold .......................        109,650    $  2,436,155           6,531    $    130,425
   Issued as reinvestment .....         11,358         235,649              --              --
   Redeemed ...................        (14,069)       (317,877)             --              --
                                  ------------    ------------    ------------    ------------
   Net increase ...............        106,939    $  2,353,927           6,531    $    130,425
                                  ============    ============    ============    ============
Investors Fund
   Sold .......................        439,633    $  9,018,876         100,645    $  1,851,974
   Issued as reinvestment .....         52,227       1,051,559           5,651         103,990
   Redeemed ...................        (38,639)       (806,220)        (20,916)       (401,484)
                                  ------------    ------------    ------------    ------------
   Net increase ...............        453,221    $  9,264,215          85,380    $  1,554,480
                                  ============    ============    ============    ============
Total Return Fund
   Sold .......................      1,375,162    $ 17,585,566         278,826    $  3,090,704
   Issued as reinvestment .....         57,799         748,828           7,242          82,831
   Redeemed ...................       (120,112)     (1,556,687)        (37,410)       (415,533)
                                  ------------    ------------    ------------    ------------
   Net increase (decrease) ....      1,312,849    $ 16,777,707         248,658    $  2,758,002
                                  ============    ============    ============    ============
High Yield Bond Fund
   Sold .......................      5,448,642    $ 64,363,903       1,118,377    $ 12,586,569
   Issued as reinvestment .....        239,406       2,811,246          29,193         330,589
   Redeemed ...................       (386,476)     (4,558,875)        (73,411)       (817,122)
                                  ------------    ------------    ------------    ------------
   Net increase (decrease) ....      5,301,572    $ 62,616,274       1,074,159    $ 12,100,036
                                  ============    ============    ============    ============
Strategic Bond Fund
   Sold .......................      1,482,086    $ 16,180,280         425,748    $  4,594,269
   Issued as reinvestment .....         70,686         770,915          13,409         144,660
   Redeemed ...................       (126,672)     (1,376,182)        (55,475)       (595,794)
                                  ------------    ------------    ------------    ------------
   Net increase (decrease) ....      1,426,100    $ 15,575,013         383,682    $  4,143,135
                                  ============    ============    ============    ============
U.S. Government Income Fund
   Sold .......................         54,593    $    553,880          16,846    $    170,867
   Issued as reinvestment .....            815           8,233             103           1,029
   Redeemed ...................        (23,641)       (237,165)         (1,471)        (14,586)
                                  ------------    ------------    ------------    ------------
   Net increase ...............         31,767    $    324,948          15,478    $    157,310
                                  ============    ============    ============    ============
National Intermediate Municipal
   Sold .......................          7,578    $     79,000          18,942    $    195,000
   Issued as reinvestment .....            948           9,844             368           3,788
   Redeemed ...................         (5,227)        (54,881)             --              --
                                  ------------    ------------    ------------    ------------
   Net increase ...............          3,299    $     33,963          19,310    $    198,788
                                  ============    ============    ============    ============
New York Municipal Money Fund
   Sold .......................             --              --          25,000    $     25,000
   Issued as reinvestment .....             --              --              --              --
   Redeemed ...................             --              --              --              --
                                  ------------    ------------    ------------    ------------
   Net increase ...............             --              --          25,000    $     25,000
                                  ============    ============    ============    ============
Cash Management Fund
   Sold .......................     18,049,799    $ 18,049,799       1,086,079    $  1,086,079
   Issued as reinvestment .....          9,406           9,406           4,192           4,192
   Redeemed ...................    (16,687,911)    (16,687,911)       (837,929)       (837,929)
                                  ------------    ------------    ------------    ------------
   Net increase ...............      1,371,294    $  1,371,294         252,342    $    252,342
                                  ============    ============    ============    ============

                                                               Class O
--------------------------------------------------------------------------------------------------
                                               Year Ended                        Period Ended
                                            December 31, 1997                 December 31, 1996
                                         ---------------------------------------------------------
                                         Shares           Amount           Shares           Amount
--------------------------------------------------------------------------------------------------
Asia Growth Fund
   Sold .......................          52,094    $     522,908           12,221    $     121,183
   Issued as reinvestment .....             126            1,288               37              387
   Redeemed ...................          (9,331)         (68,355)            (400)          (4,092)
                                  -------------    -------------    -------------    -------------
   Net increase ...............          42,889    $     455,841           11,858    $     117,478
                                  =============    =============    =============    =============
Capital Fund
   Sold .......................       1,515,840    $  32,432,466        1,669,366    $  33,303,396
   Issued as reinvestment .....       1,233,042       25,695,916        1,304,403       24,802,608
   Redeemed ...................      (1,324,112)     (29,078,312)      (1,619,111)     (32,449,133)
                                  -------------    -------------    -------------    -------------
   Net increase ...............       1,424,770    $  29,050,070        1,354,658    $  25,656,871
                                  =============    =============    =============    =============
Investors Fund
   Sold .......................         327,714    $   6,684,983          350,444    $   6,256,570
   Issued as reinvestment .....       2,676,551       54,132,073        2,822,018       50,986,119
   Redeemed ...................      (1,648,238)     (34,427,926)      (1,570,151)     (28,301,671)
                                  -------------    -------------    -------------    -------------
   Net increase ...............       1,356,027    $  26,389,130        1,602,311    $  28,941,018
                                  =============    =============    =============    =============
Total Return Fund
   Sold .......................          71,228    $     868,205           17,355    $     195,012
   Issued as reinvestment .....           5,513           71,451              456            5,295
   Redeemed ...................          (1,766)         (22,464)        (425,004)      (4,943,754)
                                  -------------    -------------    -------------    -------------
   Net increase (decrease) ....          74,975    $     917,192         (407,193)   $  (4,743,447)
                                  =============    =============    =============    =============
High Yield Bond Fund
   Sold .......................         154,852    $   1,805,306           32,418    $     371,211
   Issued as reinvestment .....          16,452          193,506              495            5,673
   Redeemed ...................          (2,315)         (27,026)        (744,326)      (8,131,320)
                                  -------------    -------------    -------------    -------------
   Net increase (decrease) ....         168,989    $   1,971,786         (711,413)   $  (7,754,436)
                                  =============    =============    =============    =============
Strategic Bond Fund
   Sold .......................          28,853    $     314,650            1,757    $      18,841
   Issued as reinvestment .....             807            9,043               59              642
   Redeemed ...................        (323,232)      (3,501,050)        (575,895)      (6,250,061)
                                  -------------    -------------    -------------    -------------
   Net increase (decrease) ....        (293,572)   $  (3,177,357)        (574,079)   $  (6,230,578)
                                  =============    =============    =============    =============
U.S. Government Income Fund
   Sold .......................           4,476    $      45,019            6,017    $      60,175
   Issued as reinvestment .....             674            6,756              276            2,757
   Redeemed ...................              (1)             (10)              (1)             (10)
                                  -------------    -------------    -------------    -------------
   Net increase ...............           5,149    $      51,765            6,292    $      62,922
                                  =============    =============    =============    =============
National Intermediate Municipal
   Sold .......................         116,992    $   1,204,429           18,217    $     184,880
   Issued as reinvestment .....           3,593           37,613               24              241
   Redeemed ...................          (2,962)         (30,563)              --               --
                                  -------------    -------------    -------------    -------------
   Net increase ...............         117,623    $   1,211,479           18,241    $     185,121
                                  =============    =============    =============    =============
New York Municipal Money Fund
   Sold .......................     305,993,355    $ 305,993,355      310,065,551    $ 310,065,551
   Issued as reinvestment .....       8,071,455        8,071,455        6,167,495        6,167,495
   Redeemed ...................    (282,366,561)    (282,366,561)    (269,050,082)    (269,050,082)
                                  -------------    -------------    -------------    -------------
   Net increase ...............      31,698,249    $  31,698,249       47,182,964    $  47,182,964
                                  =============    =============    =============    =============
Cash Management Fund
   Sold .......................      84,489,946    $  84,489,946       51,041,652    $  51,041,652
   Issued as reinvestment .....         471,121          471,121          342,904          342,904
   Redeemed ...................     (79,314,497)     (79,314,497)     (43,843,474)     (43,843,474)
                                  -------------    -------------    -------------    -------------
   Net increase ...............       5,646,570    $   5,646,570        7,541,082    $   7,541,082
                                  =============    =============    =============    =============


                                     84 & 85

Notes to Financial Statements
(continued)

At December 31, 1997, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

Asia Growth Fund .........................................................   26%
U.S. Government Income Fund ..............................................   70%
National Intermediate Municipal Fund .....................................   73%

4. Portfolio Activity

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1997, were as follows:

                                                     Purchases          Sales
Asia Growth Fund .............................     $ 46,251,685     $ 33,935,550
                                                   ============     ============
Capital Fund .................................     $252,487,358     $253,386,584
                                                   ============     ============
Investors Fund ...............................     $403,453,674     $375,139,203
                                                   ============     ============
Total Return Fund
  U.S. Government Securities .................     $ 39,315,583     $ 18,793,127
  Other Investments ..........................      117,952,887       47,722,137
                                                   ------------     ------------
                                                   $157,268,470     $ 66,515,264
                                                   ============     ============
High Yield Bond Fund .........................     $634,125,787     $286,361,300
                                                   ============     ============
Strategic Bond Fund
  U.S. Government Securities .................     $ 63,360,613     $ 52,497,265
  Other Investments ..........................       79,097,009       39,553,374
                                                   ------------     ------------
                                                   $142,457,622     $ 92,050,639
                                                   ============     ============
U.S. Government Income Fund
  U.S. Government Securities .................     $ 34,760,382     $ 30,099,046
                                                   ============     ============
National Intermediate Municipal Fund .........     $  2,637,563     $    145,000
                                                   ============     ============

Transactions in options written for the Funds during the year ended December 31, 1997 were as follows:

                                                                Capital Fund                  Investors Fund
                                                         -------------------------       -------------------------
                                                           Number                         Number
                                                             of          Premiums           of           Premiums
                                                          Contracts      Received        Contracts       Received
                                                         -------------------------       -------------------------
Options outstanding at December 31, 1996 ..........             --              --              --              --
Options written ...................................         (2,075)      $(347,525)           (500)      $ (85,617)
Options terminated in closing purchase transactions          1,325         238,446             250          25,874
Options expired ...................................            750         109,079              --              --
Options exercised .................................             --              --             250          59,743
                                                         ---------       ---------       ---------       ---------
Options outstanding at December 31, 1997 ..........             --              --              --              --
                                                         =========       =========       =========       =========

Notes to Financial Statements
(continued)

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund and New York Municipal Money Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(concluded)

6. Tax Information

At December 31, 1997, the Asia Growth Fund, National Intermediate Municipal Fund, New York Municipal Money Fund, and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                     National         New York
                      Asia         Intermediate       Municipal          Cash
Year of              Growth          Municipal          Money         Management
Expiration            Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------
1999 ............          --               --       $   64,677       $      894
2000 ............          --               --           94,778              396
2001 ............          --               --               --              409
2002 ............          --               --           65,321              415
2003 ............          --               --               --               --
2004 ............          --               --               --               10
2005 ............  $2,724,760       $    2,529           13,552               42
                   ----------       ----------       ----------       ----------
                   $2,724,760       $    2,529       $  238,328       $    2,166
                   ==========       ==========       ==========       ==========

During the year ended December 31, 1997, as permitted under Federal income tax regulations, the U.S. Government Income Fund and Cash Management Fund have elected to defer $545 and $34, respectively, of Post-October net capital losses to the next taxable year. The Capital Fund, Investors Fund, and Total Return Fund have also elected to defer $3, $240, and $295, respectively, of Post-October net foreign currency losses to the next taxable year.

At December 31, 1997, paid-in-capital, undistributed net investment income and accumulated net realized gain (loss) on investments have been adjusted for current period book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and gains of securities of certain corporations designated as "passive foreign investment companies." The Capital Fund, Investors Fund, and U.S. Government Income Fund reclassified $1,301, $1,980, and $58,733, respectively, from undistributed net investment income to accumulated net realized gain (loss) on investments. The Asia Growth Fund, Investors Fund, Total Return Fund, Strategic Bond Fund, and National Intermediate Municipal Fund reclassified $5,857, $200,064, $1,417, $300,810, and $25, respectively, from accumulated net realized gain (loss) on investments to undistributed net investment income. The Asia Growth Fund, Strategic Bond Fund and National Intermediate Municipal Fund reclassified ($8,924), ($1,595) and ($6,734), respectively, from undistributed net investment income to paid-in-capital. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by these reclassifications.

At December 31, 1997, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                                                                       Net
                                                                                   Gross             Gross         Unrealized
                                                                Aggregate       Unrealized        Unrealized      Appreciation
                                                                  Cost         Appreciation     (Depreciation)   (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund ......................................      $ 16,624,492     $    377,246       $(3,479,717)     $ (3,102,471)
Capital Fund ..........................................       145,166,371       35,470,147        (9,768,281)       25,701,866
Investors Fund ........................................       462,354,514      236,522,312        (9,774,400)      226,747,912
Total Return Fund .....................................       137,220,480       15,048,621        (1,736,665)       13,311,956
High Yield Bond Fund ..................................       527,745,157       17,571,308        (9,391,228)        8,180,080
Strategic Bond Fund ...................................        80,181,133        1,898,596          (642,081)        1,256,515
U.S. Government Income Fund ...........................        13,594,476          228,831            (5,199)          223,632
National Intermediate Municipal Fund ..................        13,097,102          717,785                --           717,785

                      (This page intentionally left blank)

Financial Highlights

Selected data per share of capital stock outstanding throughout each period:

Asia Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A                              Class B
                                                            ------------------------------------------------------------------------
                                                               Year            Period              Year             Period
                                                              Ended             Ended              Ended             Ended
                                                            December 31,     December 31,       December 31,      December 31,
                                                               1997            1996(a)              1997             1996(a)
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period ...............         $ 10.32           $ 10.00             $ 10.31           $ 10.00
                                                             -------           -------             -------           -------
Net investment income (loss)ss .....................            0.03              0.05               (0.05)             0.01
Net gain (loss) on investments
  (both realized and unrealized) ...................           (2.59)             0.47               (2.57)             0.46
                                                             -------           -------             -------           -------
  Total from investment operations .................           (2.56)             0.52               (2.62)             0.47
                                                             -------           -------             -------           -------

Dividends from net investment income ...............           (0.03)            (0.05)               0.00             (0.01)
Distributions from net realized gain on investments            (0.25)            (0.15)              (0.25)            (0.15)
                                                             -------           -------             -------           -------
  Total dividends and distributions ................           (0.28)            (0.20)              (0.25)            (0.16)
                                                             -------           -------             -------           -------
Net asset value, end of period .....................         $  7.48           $ 10.32             $  7.44           $ 10.31
                                                             =======           =======             =======           =======

Net assets, end of period (thousands) ..............         $ 6,491           $ 3,693             $ 5,738           $ 3,163

Total return* ......................................           -25.6%             +5.2%              -26.1%             +4.7%
Ratios to average net assets:
  Expenses .........................................            1.24%             1.24%**             1.99%             1.99%**
  Net investment income ............................            0.27%             0.90%**           -0.48%              0.20%**

Portfolio turnover rate ............................             294%              119%                294%              119%
Average Broker Commission Rate .....................         $0.0052           $0.0052             $0.0052           $0.0052
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          ($0.23)           ($0.18)             ($0.30)           ($0.23)
    Expense ratio ..................................            3.81%             5.50%**             4.56%             6.25%**

Asia Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class C                              Class O
                                                            ------------------------------------------------------------------------
                                                               Year            Period              Year             Period
                                                              Ended             Ended              Ended             Ended
                                                            December 31,     December 31,       December 31,      December 31,
                                                               1997            1996(a)              1997             1996(a)
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period ...............         $ 10.30           $ 10.00            $ 10.32           $ 10.00
                                                             -------           -------            -------           -------
Net investment income (loss)ss .....................           (0.05)             0.01               0.05              0.07
Net gain (loss) on investments
  (both realized and unrealized) ...................           (2.56)             0.45              (2.59)             0.46
                                                             -------           -------            -------           -------

  Total from investment operations .................           (2.61)             0.46              (2.54)             0.53
                                                             -------           -------            -------           -------

Dividends from net investment income ...............            0.00             (0.01)             (0.03)            (0.06)
Distributions from net realized gain on investments            (0.25)            (0.15)             (0.25)            (0.15)
                                                             -------           -------            -------           -------
  Total dividends and distributions ................           (0.25)            (0.16)             (0.28)            (0.21)
                                                             -------           -------            -------           -------
Net asset value, end of period .....................         $  7.44           $ 10.30            $  7.50           $ 10.32
                                                             =======           =======            =======           =======

Net assets, end of period (thousands) ..............         $ 1,643           $   246            $   412           $   124

Total return* ......................................           -26.0%             +4.6%             -25.3%             +5.3%
Ratios to average net assets:
  Expenses .........................................            1.99%             2.00%**            0.99%             0.99%**
  Net investment income ............................          -0.47%              0.08%**            0.51%             1.21%**

Portfolio turnover rate ............................             294%              119%               294%              119%
Average Broker Commission Rate .....................         $0.0052           $0.0052            $0.0052           $0.0052

Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          ($0.30)           ($0.20)            ($0.20)           ($0.18)
    Expense ratio ..................................            4.56%             6.26%**            3.56%             5.25%**

Capital Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A                        Class B
                                                                    ----------------------------------------------------------------
                                                                        Year         Period             Year         Period
                                                                        Ended         Ended             Ended         Ended
                                                                    December 31,  December 31,      December 31,  December 31,
                                                                        1997         1996(b)            1997         1996(b)
                                                                    ----------------------------------------------------------------
Net asset value, beginning of period ..............                   $ 19.88       $ 21.98           $ 19.90       $ 21.98
                                                                      -------       -------           -------       -------
Net investment income (loss) ......................                      0.00          0.01+            (0.07)        (0.02)+
Net gain (loss) on investments
  (both realized and unrealized) ..................                      5.10          1.54              5.01          1.56
                                                                      -------       -------           -------       -------
  Total from investment operations ................                      5.10          1.55              4.94          1.54
                                                                      -------       -------           -------       -------

Dividends from net investment income ..............                        --         (0.15)               --         (0.12)
Distributions from net realized gain on investments                     (3.83)        (3.50)            (3.83)        (3.50)
Distributions in excess of net realized gains .....                                      --                --            --
                                                                      -------       -------           -------       -------
  Total dividends and distributions ...............                     (3.83)        (3.65)            (3.83)        (3.62)
                                                                      -------       -------           -------       -------
Net asset value, end of period ....................                   $ 21.15       $ 19.88           $ 21.01       $ 19.90
                                                                      =======       =======           =======       =======

Net assets, end of period (thousands) .............                   $ 5,589       $   344           $ 3,820       $   219

Total return* .....................................                    +26.4%         +7.7%            +25.6%         +7.6%
Ratios to average net assets:
  Expenses ........................................                      1.46%         1.88%**           2.20%         2.73%**
  Net investment income ...........................                    -0.10%          0.18%**         -0.94%         -0.66%**

Portfolio turnover rate ...........................                       159%          191%              159%          191%
Average Broker Commission Rate ....................                   $0.0644       $0.0586           $0.0644       $0.0586


Capital Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                          Class C                                     Class O
                                                 -----------------------------------------------------------------------------------
                                                      Year      Period
                                                     Ended       Ended                         Year Ended December 31,
                                                 December 31,  December 31,   ------------------------------------------------------
                                                      1997       1996(b)          1997       1996       1995       1994        1993
                                                 -----------------------------------------------------------------------------------
Net asset value, beginning of period .............. $ 19.91     $ 21.98       $  19.88   $  18.67   $  15.62    $ 20.80    $  19.64
                                                    -------     -------       --------   --------   --------    -------    --------
Net investment income (loss) ......................   (0.06)      (0.02)+         0.05       0.13+      0.14       0.03       0.028
Net gain (loss) on investments
  (both realized and unrealized) ..................    5.00        1.57           5.13       5.70       5.27      (2.87)      3.242
                                                    -------     -------       --------   --------   --------    -------    --------
  Total from investment operations ................    4.94        1.55           5.18       5.83       5.41      (2.84)       3.27
                                                    -------     -------       --------   --------   --------    -------    --------

Dividends from net investment income ..............      --       (0.12)            --      (0.15)     (0.14)     (0.03)     (0.035)
Distributions from net realized gain on investments   (3.83)      (3.50)         (3.83)     (4.47)     (2.22)     (1.51)     (2.075)
Distributions in excess of net realized gains .....      --          --             --         --         --         --       (0.80)
                                                    -------     -------       --------   --------   --------    -------    --------
  Total dividends and distributions ...............   (3.83)      (3.62)         (3.83)     (4.62)     (2.36)     (2.34)      (2.11)
                                                    -------     -------       --------   --------   --------    -------    --------
Net asset value, end of period .................... $ 21.02     $ 19.91       $  21.23   $  19.88   $  18.67    $ 15.62    $  20.80
                                                    =======     =======       ========   ========   ========    =======    ========

Net assets, end of period (thousands) ............. $ 2,385     $   130       $175,470   $135,943   $102,429    $86,704    $113,905

Total return* .....................................  +25.6%       +7.7%         +26.8%     +33.3%     +34.9%     -14.2%      +17.2%
Ratios to average net assets:
  Expenses ........................................    2.21%       2.45%**        1.22%      1.38%      1.36%      1.30%       1.31%
  Net investment income ...........................   -0.91%      -0.50%**        0.26%      0.67%      0.74%      0.12%       0.13%

Portfolio turnover rate ...........................     159%        191%           159%       191%       217%       152%        104%
Average Broker Commission Rate .................... $0.0644     $0.0586       $ 0.0644   $ 0.0586        N/A        N/A         N/A

(a)   May 6, 1996, commencement of investment operations, through December 31,
      1996.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
+ Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.

                 See accompanying notes to financial statements


                                     90 & 91

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

Investors Fund
--------------------------------------------------------------------------------------------------------
                                                                             Class A
                                                      --------------------------------------------------
                                                                      Year Ended December 31,
                                                               1997              1996              1995
                                                      --------------------------------------------------
Net asset value, beginning of year ................          $18.89            $16.62            $13.61
                                                      -------------     -------------     -------------
Net investment income .............................            0.16              0.19              0.19
Net gain (loss) on investments
  (both realized and unrealized) ..................            4.64              4.63              4.55
                                                      -------------     -------------     -------------
  Total from investment operations ................            4.80              4.82              4.74
                                                      -------------     -------------     -------------
Dividends from net investment income ..............           (0.21)            (0.22)            (0.23)
Distributions from net realized gain on investments           (2.37)            (2.33)            (1.50)
                                                      -------------     -------------     -------------
  Total dividends and distributions ...............           (2.58)            (2.55)            (1.73)
                                                      -------------     -------------     -------------
Net asset value, end of year ......................          $21.11            $18.89            $16.62
                                                      =============     =============     =============
Net assets, end of period (thousands) .............         $57,105           $10,905              $441
Total return* .....................................          +26.2%            +30.3%            +35.3%
Ratios to average net assets:
  Expenses ........................................            0.95%             1.06%             0.94%
  Net investment income ...........................            0.86%             0.94%             1.41%
Portfolio turnover rate ...........................              62%               58%               86%
Average Broker Commission Rate ....................         $0.0601           $0.0593               N/A

Investors Fund
--------------------------------------------------------------------------------------------------------
                                                                             Class B
                                                      --------------------------------------------------
                                                                      Year Ended December 31,
                                                               1997              1996              1995
                                                      --------------------------------------------------
Net asset value, beginning of year ................          $18.86            $16.61            $13.61
                                                      -------------     -------------     -------------
Net investment income .............................            0.04              0.08              0.10
Net gain (loss) on investments
  (both realized and unrealized) ..................            4.58              4.60              4.54
                                                      -------------     -------------     -------------
  Total from investment operations ................            4.62              4.68              4.64
                                                      -------------     -------------     -------------
Dividends from net investment income ..............           (0.11)            (0.10)            (0.14)
Distributions from net realized gain on investments           (2.37)            (2.33)            (1.50)
                                                      -------------     -------------     -------------
  Total dividends and distributions ...............           (2.48)            (2.43)            (1.64)
                                                      -------------     -------------     -------------
Net asset value, end of year ......................          $21.00            $18.86            $16.61
                                                      =============     =============     =============
Net assets, end of period (thousands) .............         $49,786            $9,433              $716
Total return* .....................................          +25.3%            +29.2%            +34.5%
Ratios to average net assets:
  Expenses ........................................            1.70%             1.82%             1.71%
  Net investment income ...........................            0.12%             0.21%             0.63%
Portfolio turnover rate ...........................              62%               58%               86%
Average Broker Commission Rate ....................         $0.0601           $0.0593               N/A

Investors Fund
--------------------------------------------------------------------------------------------------------
                                                                             Class C
                                                      --------------------------------------------------
                                                                      Year Ended December 31,
                                                      --------------------------------------------------
                                                               1997              1996              1995
                                                      --------------------------------------------------
Net asset value, beginning of year ................          $18.86            $16.61            $13.61
                                                      -------------     -------------     -------------
Net investment income .............................            0.04              0.07              0.09
Net gain (loss) on investments
  (both realized and unrealized) ..................            4.59              4.60              4.55
                                                      -------------     -------------     -------------
  Total from investment operations ................            4.63              4.67              4.64
                                                      -------------     -------------     -------------
Dividends from net investment income ..............           (0.11)            (0.09)            (0.14)
Distributions from net realized gain on investments           (2.37)            (2.33)            (1.50)
                                                      -------------     -------------     -------------
  Total dividends and distributions ...............           (2.48)            (2.42)            (1.64)
                                                      -------------     -------------     -------------
Net asset value, end of year ......................          $21.01            $18.86            $16.61
                                                      =============     =============     =============
Net assets, end of period (thousands) .............         $11,701            $1,959              $306
Total return* .....................................          +25.2%            +29.3%            +34.5%
Ratios to average net assets:
  Expenses ........................................            1.70%             1.80%             1.68%
  Net investment income ...........................            0.13%             0.23%             0.66%
Portfolio turnover rate ...........................              62%               58%               86%
Average Broker Commission Rate ....................         $0.0601           $0.0593               N/A

Investors Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Class O
                                                      ----------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                      ----------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................       $18.90         $16.61         $13.63         $15.60         $16.10
                                                      ----------     ----------     ----------     ----------     ----------
Net investment income .............................         0.24           0.25           0.27           0.27           0.32
Net gain (loss) on investments
  (both realized and unrealized) ..................         4.60           4.62           4.48          (0.48)          2.03
                                                      ----------     ----------     ----------     ----------     ----------
  Total from investment operations ................         4.84           4.87           4.75          (0.21)          2.35
                                                      ----------     ----------     ----------     ----------     ----------
Dividends from net investment income ..............        (0.24)         (0.25)         (0.27)         (0.27)         (0.33)
Distributions from net realized gain on investments        (2.37)         (2.33)         (1.50)         (1.49)         (2.52)
                                                      ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ...............        (2.61)         (2.58)         (1.77)         (1.76)         (2.85)
                                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ......................       $21.13         $18.90         $16.61         $13.63         $15.60
                                                      ==========     ==========     ==========     ==========     ==========
Net assets, end of period (thousands) .............     $608,401       $518,361       $428,950       $348,214       $386,147
Total return* .....................................       +26.5%         +30.6%         +35.4%          -1.3%         +15.1%
Ratios to average net assets:
  Expenses ........................................         0.69%          0.76%          0.69%          0.69%          0.68%
  Net investment income ...........................         1.15%          1.36%          1.67%          1.75%          1.90%
Portfolio turnover rate ...........................           62%            58%            86%            66%            79%
Average Broker Commission Rate ....................      $0.0601        $0.0593            N/A            N/A            N/A

Total Return Fund
----------------------------------------------------------------------------------------------------------
                                                                             Class A
                                                       ---------------------------------------------------
                                                                                           Period
                                                           Year Ended December 31,          Ended
                                                       -----------------------------     December 31,
                                                               1997             1996        1995(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............         $11.82           $10.55           $10.00
                                                       ------------     ------------     ------------
Net investment income+ .............................           0.55             0.54             0.15
Net gain on investments
  (both realized and unrealized) ...................           1.65             1.35             0.52
                                                       ------------     ------------     ------------
  Total from investment operations .................           2.20             1.89             0.67
                                                       ------------     ------------     ------------
Dividends from net investment income ...............          (0.53)           (0.52)           (0.11)
Distributions from net realized gain on investments           (0.36)           (0.10)           (0.01)
                                                       ------------     ------------     ------------
  Total dividends and distributions ................          (0.89)           (0.62)           (0.12)
                                                       ------------     ------------     ------------
Net asset value, end of period .....................         $13.13           $11.82           $10.55
                                                       ============     ============     ============
Net assets, end of period (thousands) ..............        $53,024          $21,109           $3,658
Total return* ......................................         +19.1%           +18.3%            +6.7%
Ratios to average net assets:
  Expenses .........................................           0.77%            0.75%            0.74%**
  Net investment income ............................           4.29%            4.81%            4.82%**
Portfolio turnover rate ............................             70%              76%              16%
Average Broker Commission Rate .....................        $0.0596          $0.0534              N/A
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          $0.49            $0.44            $0.13
    Expense ratio ..................................           1.24%            1.61%            1.45%**

Total Return Fund
----------------------------------------------------------------------------------------------------------
                                                                             Class B
                                                       ---------------------------------------------------
                                                                                           Period
                                                           Year Ended December 31,          Ended
                                                       -----------------------------     December 31,
                                                               1997             1996        1995(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............         $11.82           $10.54           $10.00
                                                       ------------     ------------     ------------
Net investment income+ .............................           0.45             0.45             0.13
Net gain on investments
  (both realized and unrealized) ...................           1.65             1.35             0.51
                                                       ------------     ------------     ------------
  Total from investment operations .................           2.10             1.80             0.64
                                                       ------------     ------------     ------------
Dividends from net investment income ...............          (0.44)           (0.42)           (0.09)
Distributions from net realized gain on investments           (0.36)           (0.10)           (0.01)
                                                       ------------     ------------     ------------
  Total dividends and distributions ................          (0.80)           (0.52)           (0.10)
                                                       ------------     ------------     ------------
Net asset value, end of period .....................         $13.12           $11.82           $10.54
                                                       ============     ============     ============
Net assets, end of period (thousands) ..............        $87,549          $28,043           $5,378
Total return* ......................................         +18.2%           +17.4%            +6.4%
Ratios to average net assets:
  Expenses .........................................           1.52%            1.50%            1.49%**
  Net investment income ............................           3.54%            4.06%            4.06%**
Portfolio turnover rate ............................             70%              76%              16%
Average Broker Commission Rate .....................        $0.0596          $0.0534              N/A
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          $0.39            $0.36            $0.11
    Expense ratio ..................................           1.99%            2.36%            2.19%**

Total Return Fund
----------------------------------------------------------------------------------------------------------
                                                                             Class C
                                                       ---------------------------------------------------
                                                                                           Period
                                                           Year Ended December 31,          Ended
                                                       -----------------------------     December 31,
                                                               1997             1996        1995(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............         $11.85           $10.56           $10.00
                                                       ------------     ------------     ------------
Net investment income+ .............................           0.45             0.46             0.14
Net gain on investments
  (both realized and unrealized) ...................           1.65             1.35             0.51
                                                       ------------     ------------     ------------
  Total from investment operations .................           2.10             1.81             0.65
                                                       ------------     ------------     ------------
Dividends from net investment income ...............          (0.44)           (0.42)           (0.08)
Distributions from net realized gain on investments           (0.36)           (0.10)           (0.01)
                                                       ------------     ------------     ------------
  Total dividends and distributions ................          (0.80)           (0.52)           (0.09)
                                                       ------------     ------------     ------------
Net asset value, end of period .....................         $13.15           $11.85           $10.56
                                                       ============     ============     ============
Net assets, end of period (thousands) ..............        $21,085           $3,445             $445
Total return* ......................................         +18.1%           +17.5%            +6.5%
Ratios to average net assets:
  Expenses .........................................           1.52%            1.50%            1.51%**
  Net investment income ............................           3.52%            4.07%            4.26%**
Portfolio turnover rate ............................             70%              76%              16%
Average Broker Commission Rate .....................        $0.0596          $0.0534              N/A
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          $0.39            $0.36            $0.11
    Expense ratio ..................................           1.99%            2.36%            2.22%**

Total Return Fund
----------------------------------------------------------------------------------------------------------
                                                                             Class O
                                                       ---------------------------------------------------
                                                                                           Period
                                                           Year Ended December 31,          Ended
                                                       -----------------------------     December 31,
                                                               1997             1996        1995(a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............         $11.88           $10.57           $10.00
                                                       ------------     ------------     ------------
Net investment income+ .............................           0.59             0.57             0.17
Net gain on investments
  (both realized and unrealized) ...................           1.65             1.39             0.52
                                                       ------------     ------------     ------------
  Total from investment operations .................           2.24             1.96             0.69
                                                       ------------     ------------     ------------
Dividends from net investment income ...............          (0.56)           (0.55)           (0.11)
Distributions from net realized gain on investments           (0.36)           (0.10)           (0.01)
                                                       ------------     ------------     ------------
  Total dividends and distributions ................          (0.92)           (0.65)           (0.12)
                                                       ------------     ------------     ------------
Net asset value, end of period .....................         $13.20           $11.88           $10.57
                                                       ============     ============     ============
Net assets, end of period (thousands) ..............         $1,227             $213           $4,494
Total return* ......................................         +19.3%           +19.0%            +6.9%
Ratios to average net assets:
  Expenses .........................................           0.52%            0.50%            0.51%**
  Net investment income ............................           4.60%            5.13%            5.30%**
Portfolio turnover rate ............................             70%              76%              16%
Average Broker Commission Rate .....................        $0.0596          $0.0534              N/A
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................          $0.53            $0.47            $0.15
    Expense ratio ..................................           1.00%            1.36%            1.22%**

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
+ Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.

                 See accompanying notes to financial statements


                                     92 & 93

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

High Yield Bond Fund
--------------------------------------------------------------------------------------------------
                                                                             Class A
                                                       -------------------------------------------
                                                                                         Period
                                                           Year Ended December 31,        Ended
                                                       -----------------------------   December 31,
                                                              1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............        $11.54          $10.53          $10.00
                                                       -----------     -----------     -----------
Net investment income ..............................          1.06            1.10            0.92
Net gain on investments
  (both realized and unrealized) ...................          0.38            1.11            0.67
                                                       -----------     -----------     -----------
  Total from investment operations .................          1.44            2.21            1.59
                                                       -----------     -----------     -----------
Dividends from net investment income ...............         (1.05)          (1.10)          (0.91)
Distributions from net realized gain on investments          (0.19)          (0.10)          (0.15)
                                                       -----------     -----------     -----------
  Total dividends and distributions ................         (1.24)          (1.20)          (1.06)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $11.74          $11.54          $10.53
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............      $169,721         $65,935         $10,789
Total return* ......................................        +13.0%          +21.9%          +16.6%
Ratios to average net assets:
  Expenses .........................................          1.24%           1.24%           1.24%**
  Net investment income ............................          8.66%           9.38%          10.58%**
Portfolio turnover rate ............................            79%             85%            109%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................         $1.04           $1.09           $0.87
    Expense ratio ..................................          1.34%           1.50%           1.80%**

High Yield Bond Fund
--------------------------------------------------------------------------------------------------
                                                                             Class B
                                                       -------------------------------------------
                                                                                         Period
                                                           Year Ended December 31,        Ended
                                                       -----------------------------   December 31,
                                                              1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............        $11.53          $10.53          $10.00
                                                       -----------     -----------     -----------
Net investment income ..............................          0.98            1.02            0.85
Net gain on investments
  (both realized and unrealized) ...................          0.37            1.11            0.68
                                                       -----------     -----------     -----------
  Total from investment operations .................          1.35            2.13            1.53
                                                       -----------     -----------     -----------
Dividends from net investment income ...............         (0.98)          (1.03)          (0.85)
Distributions from net realized gain on investments          (0.19)          (0.10)          (0.15)
                                                       -----------     -----------     -----------
  Total dividends and distributions ................         (1.17)          (1.13)          (1.00)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $11.71          $11.53          $10.53
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............      $329,672        $106,797         $10,108
Total return* ......................................        +12.2%          +21.2%          +15.7%
Ratios to average net assets:
  Expenses .........................................          1.99%           1.99%           1.96%**
  Net investment income ............................          7.90%           8.49%           9.53%**
Portfolio turnover rate ............................            79%             85%            109%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................         $0.97           $1.01           $0.80
    Expense ratio ..................................          2.09%           2.24%           2.51%**

High Yield Bond Fund
--------------------------------------------------------------------------------------------------
                                                                             Class C
                                                       -------------------------------------------
                                                                                         Period
                                                           Year Ended December 31,        Ended
                                                       -----------------------------   December 31,
                                                              1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............        $11.52          $10.53          $10.00
                                                       -----------     -----------     -----------
Net investment income ..............................          0.99            1.02            0.85
Net gain on investments
  (both realized and unrealized) ...................          0.36            1.10            0.68
                                                       -----------     -----------     -----------
  Total from investment operations .................          1.35            2.12            1.53
                                                       -----------     -----------     -----------
Dividends from net investment income ...............         (0.98)          (1.03)          (0.85)
Distributions from net realized gain on investments          (0.19)          (0.10)          (0.15)
                                                       -----------     -----------     -----------
  Total dividends and distributions ................         (1.17)          (1.13)          (1.00)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $11.70          $11.52          $10.53
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............       $76,042         $13,773          $1,274
Total return* ......................................        +12.2%          +21.1%          +15.8%
Ratios to average net assets:
  Expenses .........................................          1.99%           1.99%           1.98%**
  Net investment income ............................          7.87%           8.43%           9.61%**
Portfolio turnover rate ............................            79%             85%            109%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................         $0.98           $1.01           $0.80
    Expense ratio ..................................          2.08%           2.24%           2.54%**

High Yield Bond Fund
--------------------------------------------------------------------------------------------------
                                                                             Class O
                                                       -------------------------------------------
                                                                                         Period
                                                           Year Ended December 31,        Ended
                                                       -----------------------------   December 31,
                                                              1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............        $11.53          $10.54          $10.00
                                                       -----------     -----------     -----------
Net investment income ..............................          1.08            1.16            0.95
Net gain on investments
  (both realized and unrealized) ...................          0.40            1.05            0.67
                                                       -----------     -----------     -----------
  Total from investment operations .................          1.48            2.21            1.62
                                                       -----------     -----------     -----------
Dividends from net investment income ...............         (1.07)          (1.12)          (0.93)
Distributions from net realized gain on investments          (0.19)          (0.10)          (0.15)
                                                       -----------     -----------     -----------
  Total dividends and distributions ................         (1.26)          (1.22)          (1.08)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $11.75          $11.53          $10.54
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............        $2,386            $393          $7,854
Total return* ......................................        +13.4%          +22.0%          +16.8%
Ratios to average net assets:
  Expenses .........................................          0.99%           0.99%           1.00%**
  Net investment income ............................          8.93%          10.64%          10.59%**
Portfolio turnover rate ............................            79%             85%            109%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................         $1.07           $1.13           $0.90
    Expense ratio ..................................          1.09%           1.24%           1.55%**

Strategic Bond Fund
--------------------------------------------------------------------------------------------------
                                                                           Class A
                                                       -------------------------------------------
                                                                                        Period
                                                           Year Ended December 31,       Ended
                                                       -----------------------------  December 31,
                                                             1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.83         $10.53         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.76+          0.87+          0.84
Net gain on investments
  (both realized and unrealized) ...................         0.41           0.55           0.78
                                                       ----------     ----------     ----------
  Total from investment operations .................         1.17           1.42           1.62
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.89)         (0.94)         (0.85)
Dividends in excess of net investment income .......           --          (0.01)            --
Distributions from net realized gain on investments         (0.17)         (0.17)         (0.24)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (1.06)         (1.12)         (1.09)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.94         $10.83         $10.53
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............      $17,150         $8,345           $513
Total return* ......................................       +11.2%         +14.1%         +16.8%
Ratios to average net assets:
  Expenses .........................................         1.24%          1.24%          1.23%**
  Net investment income ............................         6.99%          8.09%          9.51%**
Portfolio turnover rate ............................          184%           122%           161%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.73          $0.79          $0.76
    Expense ratio ..................................         1.53%          1.98%          2.11%**

Strategic Bond Fund
--------------------------------------------------------------------------------------------------
                                                                           Class B
                                                       -------------------------------------------
                                                                                        Period
                                                           Year Ended December 31,       Ended
                                                       -----------------------------  December 31,
                                                             1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.82         $10.53         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.67+          0.79+          0.76
Net gain on investments
  (both realized and unrealized) ...................         0.41           0.53           0.79
                                                       ----------     ----------     ----------
  Total from investment operations .................         1.08           1.32           1.55
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.80)         (0.85)         (0.78)
Dividends in excess of net investment income .......           --          (0.01)            --
Distributions from net realized gain on investments         (0.17)         (0.17)         (0.24)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.97)         (1.03)         (1.02)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.93         $10.82         $10.53
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............      $47,921        $14,291         $1,879
Total return* ......................................       +10.4%         +13.0%         +16.1%
Ratios to average net assets:
  Expenses .........................................         1.99%          1.98%          1.97%**
  Net investment income ............................         6.12%          7.34%          8.75%**
Portfolio turnover rate ............................          184%           122%           161%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.64          $0.71          $0.69
    Expense ratio ..................................         2.28%          2.73%          2.85%**

Strategic Bond Fund
--------------------------------------------------------------------------------------------------
                                                                           Class C
                                                       -------------------------------------------
                                                                                        Period
                                                           Year Ended December 31,       Ended
                                                       -----------------------------  December 31,
                                                             1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.82         $10.53         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.66+          0.78+          0.77
Net gain on investments
  (both realized and unrealized) ...................         0.43           0.54           0.78
                                                       ----------     ----------     ----------
  Total from investment operations .................         1.09           1.32           1.55
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.80)         (0.85)         (0.78)
Dividends in excess of net investment income .......           --          (0.01)            --
Distributions from net realized gain on investments         (0.17)         (0.17)         (0.24)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.97)         (1.03)         (1.02)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.94         $10.82         $10.53
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............      $20,220         $4,575           $411
Total return* ......................................       +10.5%         +13.1%         +16.1%
Ratios to average net assets:
  Expenses .........................................         1.99%          1.98%          1.99%**
  Net investment income ............................         6.09%          7.26%          8.77%**
Portfolio turnover rate ............................          184%           122%           161%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.63          $0.70          $0.70
    Expense ratio ..................................         2.28%          2.72%          2.87%**

Strategic Bond Fund
--------------------------------------------------------------------------------------------------
                                                                           Class O
                                                       -------------------------------------------
                                                                                        Period
                                                           Year Ended December 31,       Ended
                                                       -----------------------------  December 31,
                                                             1997            1996        1995(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.82         $10.53         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.78+          0.92           0.87
Net gain on investments
  (both realized and unrealized) ...................         0.41           0.51           0.77
                                                       ----------     ----------     ----------
  Total from investment operations .................         1.19           1.43           1.64
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.91)         (0.96)         (0.87)
Dividends in excess of net investment income .......           --          (0.01)            --
Distributions from net realized gain on investments         (0.17)         (0.17)         (0.24)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (1.08)         (1.14)         (1.11)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.93         $10.82         $10.53
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............         $649         $3,817         $9,763
Total return* ......................................       +11.5%         +14.2%         +17.0%
Ratios to average net assets:
  Expenses .........................................         0.96%          1.00%          0.99%**
  Net investment income ............................         7.22%          8.65%          9.74%**
Portfolio turnover rate ............................          184%           122%           161%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.75          $0.84          $0.79
    Expense ratio ..................................         1.25%          1.74%          1.87%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
+ Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.

                 See accompanying notes to financial statements


                                     94 & 95

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

U.S. Government Income Fund
------------------------------------------------------------------------------------------------
                                                                           Class A
                                                       -----------------------------------------
                                                                                     Period
                                                         Year Ended December 31,      Ended
                                                       --------------------------  December 31,
                                                            1997          1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............      $10.07        $10.32        $10.00
                                                       ---------     ---------     ---------
Net investment income ..............................        0.58          0.54          0.49
Net gain (loss) on investments
  (both realized and unrealized) ...................        0.19         (0.19)         0.43
                                                       ---------     ---------     ---------
  Total from investment operations .................        0.77          0.35          0.92
                                                       ---------     ---------     ---------
Dividends from net investment income ...............       (0.54)        (0.54)        (0.49)
Distributions from net realized gain on investments        (0.10)        (0.06)        (0.10)
Distributions in excess of net realized gain
  on investments ...................................          --            --         (0.01)
                                                       ---------     ---------     ---------
  Total dividends and distributions ................       (0.64)        (0.60)        (0.60)
                                                       ---------     ---------     ---------
Net asset value, end of period .....................      $10.20        $10.07        $10.32
                                                       =========     =========     =========
Net assets, end of period (thousands) ..............      $1,320        $1,188          $278
Total return* ......................................       +7.9%         +3.6%         +9.5%
Ratios to average net assets:
  Expenses .........................................        0.85%         0.84%         0.85%**
  Net investment income ............................        5.77%         5.22%         5.67%**
Portfolio turnover rate ............................         261%          365%          230%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................       $0.47         $0.38         $0.40
    Expense ratio ..................................        2.02%         2.21%         1.90%**

U.S. Government Income Fund
------------------------------------------------------------------------------------------------
                                                                           Class B
                                                       -----------------------------------------
                                                                                     Period
                                                         Year Ended December 31,      Ended
                                                       --------------------------  December 31,
                                                            1997          1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............      $10.06        $10.32        $10.00
                                                       ---------     ---------     ---------
Net investment income ..............................        0.51          0.46          0.43
Net gain (loss) on investments
  (both realized and unrealized) ...................        0.19         (0.20)         0.43
                                                       ---------     ---------     ---------
  Total from investment operations .................        0.70          0.26          0.86
                                                       ---------     ---------     ---------
Dividends from net investment income ...............       (0.46)        (0.46)        (0.43)
Distributions from net realized gain on investments        (0.10)        (0.06)        (0.10)
Distributions in excess of net realized gain
  on investments ...................................          --            --         (0.01)
                                                       ---------     ---------     ---------
  Total dividends and distributions ................       (0.56)        (0.52)        (0.54)
                                                       ---------     ---------     ---------
Net asset value, end of period .....................      $10.20        $10.06        $10.32
                                                       =========     =========     =========
Net assets, end of period (thousands) ..............      $2,531        $1,266          $572
Total return* ......................................       +7.2%         +2.7%         +8.8%
Ratios to average net assets:
  Expenses .........................................        1.60%         1.59%         1.60%**
  Net investment income ............................        4.96%         4.51%         4.85%**
Portfolio turnover rate ............................         261%          365%          230%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................       $0.39         $0.30         $0.34
    Expense ratio ..................................        2.77%         2.96%         2.64%**

U.S. Government Income Fund
------------------------------------------------------------------------------------------------
                                                                           Class C
                                                       -----------------------------------------
                                                                                     Period
                                                         Year Ended December 31,      Ended
                                                       --------------------------  December 31,
                                                            1997          1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............      $10.05        $10.32        $10.00
                                                       ---------     ---------     ---------
Net investment income ..............................        0.51          0.46          0.43
Net gain (loss) on investments
  (both realized and unrealized) ...................        0.19         (0.21)         0.43
                                                       ---------     ---------     ---------
  Total from investment operations .................        0.70          0.25          0.86
                                                       ---------     ---------     ---------
Dividends from net investment income ...............       (0.46)        (0.46)        (0.43)
Distributions from net realized gain on investments        (0.10)        (0.06)        (0.10)
Distributions in excess of net realized gain
  on investments ...................................          --            --         (0.01)
                                                       ---------     ---------     ---------
  Total dividends and distributions ................       (0.56)        (0.52)        (0.54)
                                                       ---------     ---------     ---------
Net asset value, end of period .....................      $10.19        $10.05        $10.32
                                                       =========     =========     =========
Net assets, end of period (thousands) ..............        $751          $422          $273
Total return* ......................................       +7.0%         +2.7%         +8.8%
Ratios to average net assets:
  Expenses .........................................        1.59%         1.60%         1.60%**
  Net investment income ............................        4.94%         4.51%         4.92%**
Portfolio turnover rate ............................         261%          365%          230%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................       $0.39         $0.31         $0.34
    Expense ratio ..................................        2.76%         2.97%         2.64%**

U.S. Government Income Fund
------------------------------------------------------------------------------------------------
                                                                           Class O
                                                       -----------------------------------------
                                                                                     Period
                                                         Year Ended December 31,      Ended
                                                       --------------------------  December 31,
                                                            1997          1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............      $10.06        $10.32        $10.00
                                                       ---------     ---------     ---------
Net investment income ..............................        0.61          0.56          0.52
Net gain (loss) on investments
  (both realized and unrealized) ...................        0.18         (0.20)         0.42
                                                       ---------     ---------     ---------
  Total from investment operations .................        0.79          0.36          0.94
                                                       ---------     ---------     ---------
Dividends from net investment income ...............       (0.56)        (0.56)        (0.52)
Distributions from net realized gain on investments        (0.10)        (0.06)        (0.10)
Distributions in excess of net realized gain
  on investments ...................................          --            --            --
                                                       ---------     ---------     ---------
  Total dividends and distributions ................       (0.66)        (0.62)        (0.62)
                                                       ---------     ---------     ---------
Net asset value, end of period .....................      $10.19        $10.06        $10.32
                                                       =========     =========     =========
Net assets, end of period (thousands) ..............      $9,553        $9,375        $9,552
Total return* ......................................       +8.1%         +3.7%         +9.7%
Ratios to average net assets:
  Expenses .........................................        0.60%         0.60%         0.60%**
  Net investment income ............................        6.01%         5.53%         5.92%**
Portfolio turnover rate ............................         261%          365%          230%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................       $0.49         $0.41         $0.42
    Expense ratio ..................................        1.77%         1.97%         1.64%**

National Intermediate Municipal Fund
------------------------------------------------------------------------------------------------
                                                                           Class A
                                                       -----------------------------------------
                                                                                       Period
                                                         Year Ended December 31,        Ended
                                                       --------------------------   December 31,
                                                             1997           1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.35         $10.43         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.48           0.48           0.40
Net gain (loss) on investments
  (both realized and unrealized) ...................         0.28          (0.06)          0.46
                                                       ----------     ----------     ----------
  Total from investment operations .................         0.76           0.42           0.86
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.48)         (0.48)         (0.40)
Distributions in excess of net investment income ...           --             --             --
Distributions from net realized gain on investments         (0.01)         (0.02)         (0.03)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.49)         (0.50)         (0.43)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.62         $10.35         $10.43
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............       $1,063           $696           $569
Total return* ......................................        +7.5%          +4.2%          +8.7%
Ratios to average net assets:
  Expenses .........................................         0.75%          0.75%          0.75%**
  Net investment income ............................         4.53%          4.62%          4.63%**
Portfolio turnover rate ............................            1%            19%            29%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.36          $0.35          $0.32
    Expense ratio ..................................         1.82%          2.02%          1.71%**

National Intermediate Municipal Fund
------------------------------------------------------------------------------------------------
                                                                           Class B
                                                       -----------------------------------------
                                                                                       Period
                                                         Year Ended December 31,        Ended
                                                       --------------------------   December 31,
                                                             1997           1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.33         $10.42         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.40           0.40           0.34
Net gain (loss) on investments
  (both realized and unrealized) ...................         0.28          (0.06)          0.45
                                                       ----------     ----------     ----------
  Total from investment operations .................         0.68           0.34           0.79
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.40)         (0.41)         (0.34)
Distributions in excess of net investment income ...        (0.01)            --             --
Distributions from net realized gain on investments         (0.01)         (0.02)         (0.03)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.42)         (0.43)         (0.37)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.59         $10.33         $10.42
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............       $1,295           $702           $432
Total return* ......................................        +6.7%          +3.4%          +8.0%
Ratios to average net assets:
  Expenses .........................................         1.50%          1.50%          1.50%**
  Net investment income ............................         3.75%          3.88%          3.85%**
Portfolio turnover rate ............................            1%            19%            29%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.28          $0.27          $0.25
    Expense ratio ..................................         2.57%          2.77%          2.45%**

National Intermediate Municipal Fund
------------------------------------------------------------------------------------------------
                                                                           Class C
                                                       -----------------------------------------
                                                                                       Period
                                                         Year Ended December 31,        Ended
                                                       --------------------------   December 31,
                                                             1997           1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.33         $10.42         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.40           0.40           0.34
Net gain (loss) on investments
  (both realized and unrealized) ...................         0.28          (0.06)          0.45
                                                       ----------     ----------     ----------
  Total from investment operations .................         0.68           0.34           0.79
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.40)         (0.41)         (0.34)
Distributions in excess of net investment income ...        (0.01)            --             --
Distributions from net realized gain on investments         (0.01)         (0.02)         (0.03)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.42)         (0.43)         (0.37)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.59         $10.33         $10.42
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............         $514           $468           $271
Total return* ......................................        +6.7%          +3.4%          +8.0%
Ratios to average net assets:
  Expenses .........................................         1.50%          1.50%          1.50%**
  Net investment income ............................         3.81%          3.88%          3.85%**
Portfolio turnover rate ............................            1%            19%            29%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.28          $0.27          $0.25
    Expense ratio ..................................         2.57%          2.77%          2.46%**

National Intermediate Municipal Fund
------------------------------------------------------------------------------------------------
                                                                           Class O
                                                       -----------------------------------------
                                                                                       Period
                                                         Year Ended December 31,        Ended
                                                       --------------------------   December 31,
                                                             1997           1996        1995(a)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $10.34         $10.43         $10.00
                                                       ----------     ----------     ----------
Net investment income ..............................         0.50           0.50           0.42
Net gain (loss) on investments
  (both realized and unrealized) ...................         0.28          (0.07)          0.46
                                                       ----------     ----------     ----------
  Total from investment operations .................         0.78           0.43           0.88
                                                       ----------     ----------     ----------
Dividends from net investment income ...............        (0.50)         (0.50)         (0.42)
Distributions in excess of net investment income ...           --             --             --
Distributions from net realized gain on investments         (0.01)         (0.02)         (0.03)
                                                       ----------     ----------     ----------
  Total dividends and distributions ................        (0.51)         (0.52)         (0.45)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................       $10.61         $10.34         $10.43
                                                       ==========     ==========     ==========
Net assets, end of period (thousands) ..............      $11,286         $9,786         $9,675
Total return* ......................................        +7.8%          +4.3%          +9.0%
Ratios to average net assets:
  Expenses .........................................         0.50%          0.50%          0.50%**
  Net investment income ............................         4.79%          4.88%          4.86%**
Portfolio turnover rate ............................            1%            19%            29%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.39          $0.37          $0.34
    Expense ratio ..................................         1.57%          1.77%          1.46%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.

                 See accompanying notes to financial statements


                                     96 & 97

Financial Highlights
(concluded)

Selected data per share of capital stock outstanding throughout each period:

New York Municipal Money Fund
---------------------------------------------------------------------------------------
                                                                    Class A
                                                       --------------------------------
                                                           Year             Period
                                                           Ended             Ended
                                                        December 31,     December 31,
                                                            1997           1996 (a)
                                                       --------------------------------
Net asset value, beginning of period ...............         $1.000           $1.000
                                                       ------------     ------------
Net investment income ..............................          0.034            0.006
Dividends from net investment income ...............         (0.034)          (0.006)
                                                       ------------     ------------
Net asset value, end of period .....................         $1.000           $1.000
                                                       ============     ============
Net assets, end of period (thousands) ..............         $3,808             $360
Total return* ......................................          +3.5%            +0.6%
Ratios to average net assets:
  Expenses .........................................           0.50%            0.38%**
  Net investment income ............................           3.39%            3.56%**
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................             --           $0.006
    Expense ratio ..................................             --             0.39%**

New York Municipal Money Fund
---------------------------------------------------------------------------------------
                                                                    Class B
                                                       --------------------------------
                                                           Year             Period
                                                           Ended             Ended
                                                        December 31,     December 31,
                                                            1997           1996 (a)
                                                       --------------------------------
Net asset value, beginning of period ...............         $1.000           $1.000
                                                       ------------     ------------
Net investment income ..............................          0.034            0.006
Dividends from net investment income ...............         (0.034)          (0.006)
                                                       ------------     ------------
Net asset value, end of period .....................         $1.000           $1.000
                                                       ============     ============
Net assets, end of period (thousands) ..............            $25              $25
Total return* ......................................          +3.5%            +0.6%
Ratios to average net assets:
  Expenses .........................................           0.43%            0.40%**
  Net investment income ............................           3.32%            3.40%**
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................             --           $0.006
    Expense ratio ..................................             --             0.41%**

New York Municipal Money Fund
---------------------------------------------------------------------------------------
                                                                    Class C
                                                       --------------------------------
                                                           Year             Period
                                                           Ended             Ended
                                                        December 31,     December 31,
                                                            1997           1996 (a)
                                                       --------------------------------
Net asset value, beginning of period ...............         $1.000           $1.000
                                                       ------------     ------------
Net investment income ..............................          0.034            0.006
Dividends from net investment income ...............         (0.034)          (0.006)
                                                       ------------     ------------
Net asset value, end of period .....................         $1.000           $1.000
                                                       ============     ============
Net assets, end of period (thousands) ..............            $25              $25
Total return* ......................................          +3.5%            +0.6%
Ratios to average net assets:
  Expenses .........................................           0.47%            0.40%**
  Net investment income ............................           3.40%            3.40%**
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................             --           $0.006
    Expense ratio ..................................             --             0.41%**

                                                                                       Class O
                                                       ----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............       $1.000         $1.000         $1.000         $1.000         $1.000
                                                       ----------     ----------     ----------     ----------     ----------
Net investment income ..............................        0.034          0.032          0.037          0.027          0.023
Dividends from net investment income ...............       (0.034)        (0.032)        (0.037)        (0.027)        (0.023)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .....................       $1.000         $1.000         $1.000         $1.000         $1.000
                                                       ==========     ==========     ==========     ==========     ==========
Net assets, end of period (thousands) ..............     $305,419       $273,734       $226,549       $269,788       $262,413
Total return* ......................................         +3.5%          +3.3%          +3.7%          +2.7%          +2.3%
Ratios to average net assets:
  Expenses .........................................         0.47%          0.53%          0.43%          0.41%          0.41%
  Net investment income ............................         3.39%          3.25%          3.67%          2.63%          2.31%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................           --         $0.032         $0.037             --             --
    Expense ratio ..................................           --           0.53%          0.45%            --             --

Cash Management Fund
---------------------------------------------------------------------------------------------------
                                                                            Class A
                                                       --------------------------------------------
                                                                    Year Ended December 31,
                                                              1997            1996            1995
                                                       --------------------------------------------
Net asset value, beginning of period ...............        $1.000          $1.000          $1.000
                                                       -----------     -----------     -----------
Net investment income ..............................         0.051           0.050           0.044
Dividends from net investment income ...............        (0.051)         (0.050)         (0.044)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $1.000          $1.000          $1.000
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............       $18,246          $8,175          $1,756
Total return* ......................................          +5.2%           +5.1%           +4.5%
Ratios to average net assets:
  Expenses .........................................          0.55%           0.55%           0.55%
  Net investment income ............................          5.11%           4.95%           5.42%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.049          $0.047          $0.037
    Expense ratio ..................................          0.70%           0.82%           1.35%

Cash Management Fund
---------------------------------------------------------------------------------------------------
                                                                            Class B
                                                       --------------------------------------------
                                                                    Year Ended December 31,
                                                              1997            1996            1995
                                                       --------------------------------------------
Net asset value, beginning of period ...............        $1.000          $1.000          $1.000
                                                       -----------     -----------     -----------
Net investment income ..............................         0.051           0.050           0.043
Dividends from net investment income ...............        (0.051)         (0.050)         (0.043)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $1.000          $1.000          $1.000
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............        $4,151          $3,920          $2,238
Total return* ......................................          +5.2%           +5.1%           +4.4%
Ratios to average net assets:
  Expenses .........................................          0.55%           0.55%           0.55%
  Net investment income ............................          5.10%           4.95%           5.38%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.049          $0.047          $0.037
    Expense ratio ..................................          0.70%           0.82%           1.34%

Cash Management Fund
---------------------------------------------------------------------------------------------------
                                                                            Class C
                                                       --------------------------------------------
                                                                    Year Ended December 31,
                                                              1997            1996            1995
                                                       --------------------------------------------
Net asset value, beginning of period ...............        $1.000          $1.000          $1.000
                                                       -----------     -----------     -----------
Net investment income ..............................         0.051           0.050           0.043
Dividends from net investment income ...............        (0.051)         (0.050)         (0.043)
                                                       -----------     -----------     -----------
Net asset value, end of period .....................        $1.000          $1.000          $1.000
                                                       ===========     ===========     ===========
Net assets, end of period (thousands) ..............        $1,806            $435            $183
Total return* ......................................          +5.2%           +5.1%           +4.4%
Ratios to average net assets:
  Expenses .........................................          0.55%           0.55%           0.55%
  Net investment income ............................          5.16%           4.95%           5.40%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.049          $0.047          $0.036
    Expense ratio ..................................          0.70%           0.82%           1.34%

Cash Management Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Class O
                                                       -----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                             1997            1996            1995            1994            1993
                                                       -----------------------------------------------------------------------------
Net asset value, beginning of period ...............        $1.000          $1.000          $1.000          $1.000          $1.000
                                                       -----------     -----------     -----------     -----------     -----------
Net investment income ..............................         0.051           0.050           0.055           0.038           0.027
Dividends from net investment income ...............        (0.051)         (0.050)         (0.055)         (0.038)         (0.027)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....................        $1.000          $1.000          $1.000          $1.000          $1.000
                                                       ===========     ===========     ===========     ===========     ===========
Net assets, end of period (thousands) ..............       $19,872         $14,225          $6,684         $19,127         $15,049
Total return* ......................................          +5.2%           +5.1%           +5.6%           +3.9%           +2.7%
Ratios to average net assets:
  Expenses .........................................          0.55%           0.55%           0.55%           0.61%           0.65%
  Net investment income ............................          5.10%           4.95%           5.46%           3.79%           2.68%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share and
  expense ratios would have been:
    Net investment income per share ................        $0.049          $0.047          $0.047          $0.036          $0.025
    Expense ratio ..................................          0.70%           0.82%           1.34%           0.81%           0.85%

(a) November 1, 1996, commencement of investment operations, through December 31, 1996.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
**    Annualized.

                 See accompanying notes to financial statements


                                     98 & 99

Report of Independent Accountants

To the Boards of Directors and Shareholders of Salomon Brothers Cash Management Fund
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Total Return Fund
Salomon Brothers Asia Growth Fund
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund (eight of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 23, 1998

Shareholder Voting Results
(unaudited)

The Funds held a Special Meeting of Stockholders on January 14, 1998. The following table provides information concerning the matters voted on at the meeting:

Proposal 1
Approval of new management contract between SBAM and the Fund.

                                                                    Votes For          Votes Against        Votes Abstained
------------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund ..............................................     1,107,467                  1,657                 20,752
Capital Fund ..................................................     5,336,079                 20,045                 44,242
Investors Fund ................................................    17,697,135                491,672                840,731
Total Return Fund .............................................     6,960,968                 64,438                337,695
High Yield Bond Fund ..........................................    31,798,917                252,585                944,785
Strategic Bond Fund ...........................................     4,594,740                 46,323                196,684
National Intermediate Municipal Fund ..........................     1,078,291                      5                    153
U.S. Government Income Fund ...................................     1,150,485                  4,991                  9,825
New York Municipal Money Market Fund ..........................   133,011,343              2,851,331              3,927,102
Cash Management Fund ..........................................    30,016,741                 19,655                275,544

Proposal 2
Approval of new subadvisory agreement between SBAM and SBAM Limited.

                                                                    Votes For          Votes Against        Votes Abstained
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund ...........................................     4,596,018                 45,992                195,737

Proposal 4
Approval of a new subadvisory agreement between SBAM and SBAM AP.

                                                                    Votes For          Votes Against        Votes Abstained
------------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund ..............................................     1,109,566                  2,722                 17,588

Proposal 5
Election of directors to the Board of Directors to hold office until their successors are duly elected and qualified.

Capital Fund                                                        Votes For         Votes Withheld
------------------------------------------------------------------------------------------------------------------------------------
Charles F. Barber .............................................     5,390,598                 32,325
Andrew L. Breech ..............................................     5,388,072                 34,952
Thomas W. Brock ...............................................     5,390,870                 32,053
Carol L. Colman ...............................................     5,389,254                 33,670
William R. Dill ...............................................     5,385,258                 37,665
Michael S. Hyland .............................................     5,387,880                 35,043
Clifford M. Kirtland, Jr. .....................................     5,391,361                 31,662
Robert W. Lawless .............................................     5,388,102                 34,821
Louis P. Mattis ...............................................     5,388,145                 34,779
Thomas F. Schlafly ............................................     5,389,780                 33,144

Proposal 6
Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants.

                                                                    Votes For          Votes Against        Votes Abstained
------------------------------------------------------------------------------------------------------------------------------------
Capital Fund ..................................................     5,390,696                  8,241                 23,986

The Salomon Brothers Investment Series

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048
DISTRIBUTOR
      Salomon Brothers Inc
      7 World Trade Center
      New York, New York 10048
CUSTODIAN
      Investors Bank & Trust Company
      200 Clarendon Street
      Boston, Massachusetts 02116
DIVIDEND DISBURSING AND TRANSFER AGENT
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts 02109-2873
LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Incorporated
ANDREW L. BREECH*,***
      President, Dealer Operating Control Service Inc.
THOMAS W. BROCK*,***
      Chairman, Managing Director and Chief Executive Officer, Salomon Brothers Asset Management Inc; Managing Director and member of the Management Board, Salmon Brothers Inc
CAROL L. COLMAN
      President, Colman Consulting Co., Inc.
DANIEL P. CRONIN**
      Vice President-General Counsel,
      Pfizer International Inc.
WILLIAM R. DILL*,***
      Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Smith Barney Inc.
      President, Smith Barney Mutual Fund Management Inc.;
      Chairman, Smith Barney Strategy Advisors Inc.
CLIFFORD M. KIRTLAND, JR.*,***
      Member of the Advisory Committee, Nero-Moseley
      Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc. and Graphic Industries, Inc.; formerly Chairman, Cox Communications, Inc.
ROBERT W. LAWLESS*,***
      President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health Sciences Center
LOUIS P. MATTIS*,***
      Consultant; formerly Chairman and President, Sterling Winthrop Inc.
THOMAS F. SCHLAFLY*,***
      Of counsel to Peper, Martin, Jensen, Maichel & Hetlage (law firm), President, The Saint Louis Brewery, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
JAMES E. CRAIGE**
      Executive Vice President
RICHARD E. DAHLBERG
      Executive Vice President
THOMAS K. FLANAGAN**
      Executive Vice President
GIAMPAOLO G. GUARNIERI**
      Executive Vice President
STEPHEN GUTERMAN**
      Executive Vice President
ROSS S. MARGOLIES***
      Executive Vice President
MAUREEN O'CALLAGHAN**
      Executive Vice President
BETH A. SEMMEL**
      Executive Vice President
ALLAN R. WHITE, III*,**
      Executive Vice President
MARYBETH WHYTE**
      Executive Vice President
PETER J. WILBY**
      Executive Vice President
ELIZA LAU**
      Vice President
PAMELA P. MILUNOVICH*
      Vice President
NANCY A. NOYES**
      Vice President
ALAN M. MANDEL
      Treasurer
NOEL B. DAUGHERTY
      Secretary
JENNIFER G. MUZZEY
      Assistant Secretary
JANET S. TOLCHIN
      Assistant Treasurer

--------------------------------------------------------------------------------
  * Only on the Salomon Brothers Investors Fund Inc
 ** Only on the Salomon Brothers Series Funds Inc
*** Only on the Salomon Brothers Capital Fund Inc